                                                                 EXECUTION DRAFT

                                        Published CUSIP Number: ________________

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                                CREDIT AGREEMENT

                            Dated as of May 27, 2005

                                      among

                                   NUCO2 INC.

                                as the Borrower,

                             BANK OF AMERICA, N.A.,
                   as Administrative Agent, Swing Line Lender
                                       and
                                   L/C Issuer,

                                       and

                         The Other Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC,
                                       as
                    Sole Lead Arranger and Sole Book Manager

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                                                                                                                                              LIB: Charlotte
                                TABLE OF CONTENTS

  5.05  Financial Statements; No Material Adverse Effect;

                                       i

  5.14  Margin Regulations; Investment Company Act;

                                       ii

                                      iii

SCHEDULES

    2.01    Commitments and Applicable Percentages
    5.05    Supplement to Interim Financial Statements
    5.13    Subsidiaries; Other Equity Investments
    7.01    Existing Liens
    7.03    Existing Indebtedness
    10.02   Administrative Agent's Office; Certain Addresses for Notices
    10.06   Processing and Recordation Fees

EXHIBITS

            FORM OF

    A       Committed Loan Notice
    B       Swing Line Loan Notice
    C       Note
    D       Compliance Certificate
    E       Assignment and Assumption
    F       Guaranty

                                       iv

                                CREDIT AGREEMENT

     This CREDIT  AGREEMENT  ("Agreement")  is entered  into as of May 27, 2005, among NUCO2 Inc., a Florida corporation (the "BORROWER"),  each lender from time to time party hereto (collectively, the "LENDERS" and individually, a "LENDER"), and BANK OF AMERICA,  N.A., as Administrative  Agent,  Swing Line Lender and L/C
Issuer.

     The  Borrower has  requested  that the Lenders  provide a revolving  credit facility, a swingline facility and a letter of credit facility,  and the Lenders are willing to do so on the terms and conditions set forth herein.

     In consideration of the mutual covenants and agreements  herein  contained, the parties hereto hereby covenant and agree as follows:

                                  ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

     1.01 DEFINED TERMS.  As used in this  Agreement,  the following terms shall have the meanings set forth below:

     "ADMINISTRATIVE  AGENT"  means Bank of  America,  N.A.  in its  capacity as administrative  agent  under  any  of  the  Loan  Documents,  or  any  successor administrative agent.

     "ADMINISTRATIVE  AGENT'S OFFICE" means the  Administrative  Agent's address and,  as  appropriate,  account as set forth on  SCHEDULE  10.02,  or such other address or account as the Administrative  Agent may from time to time notify the
Borrower and the Lenders.

     "ADMINISTRATIVE  QUESTIONNAIRE" means an Administrative  Questionnaire in a form supplied by the Administrative Agent.

     "AFFILIATE"  means,  with  respect  to  any  Person,  another  Person  that directly,  or  indirectly  through  one or more  intermediaries,  Controls or is
Controlled by or is under common Control with the Person specified.

     "AGGREGATE  COMMITMENTS"  means the Commitments of all the Lenders.  On the
Closing Date, the Aggregate Commitments shall be $60,000,000.

     "AGREEMENT" means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

     "APPLICABLE  PERCENTAGE"  means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's  Commitment at such time. If the commitment of each
Lender to make  Loans and the  obligation  of the L/C  Issuer to make L/C Credit
Extensions  have been  terminated  pursuant to SECTION 8.02 or if the  Aggregate
Commitments have expired, then the Applicable Percentage of each Lender shall be determined  based on the  Applicable  Percentage of such Lender most recently in effect,  giving effect to any  subsequent  assignments.  The initial  Applicable
Percentage  of each  Lender is set  forth  opposite  the name of such  Lender on

SCHEDULE 2.01 or in the Assignment and Assumption  pursuant to which such Lender becomes a party hereto, as applicable.

     "APPLICABLE RATE" means,  from time to time, the following  percentages per annum,  based  upon the  Consolidated  Leverage  Ratio as set  forth in the most recent Compliance  Certificate  received by the Administrative Agent pursuant to
SECTION 6.02(B):

---------------------------------------------------------------------------------------------------------------
                                 APPLICABLE RATE
---------------------- ----------------------------------------------------------------------------------------

     PRICING   CONSOLIDATED LEVERAGE                  COMMITMENT     EURODOLLAR RATE LOANS          BASE RATE
     LEVEL     RATIO                                     FEE         LETTERS OF CREDIT FEES           LOANS

---------------------- ----------------------------------------------------------------------------------------
       I       Greater than or equal to 2.50x          0.400%              2.250%                      0.750%

      II       Less than 2.50x but greater             0.350%              2.000%                      0.500%
               than or equal to 2.00x

     III       Less than 2.00x but greater             0.300%              1.750%                      0.250%
               than or equal to 1.50x

      IV       Less than 1.50x but greater             0.250%              1.500%                      0.000%
               than or equal to 0.50x

       V       Less than 0.50x                         0.200%              1.250%                      0.000%
---------------------- ----------------------------------------------------------------------------------------

     Any increase or decrease in the Applicable  Rate resulting from a change in the Consolidated  Leverage Ratio shall become effective as of the first Business
Day  immediately  following  the  date a  Compliance  Certificate  is  delivered pursuant to SECTION 6.02(B); PROVIDED, HOWEVER, that if a Compliance Certificate is not delivered when due in accordance with such Section,  then Pricing Level I shall apply as of the first Business Day after the date on which such Compliance
Certificate  was  required  to have been  delivered  and shall  continue at such
Pricing  Level I until such time as an  appropriate  Compliance  Certificate  is provided,  at which  time the  Pricing  Level  shall  be  reset  based  upon the
Consolidated  Leverage Ratio for the most recently ended fiscal period reflected in such Compliance  Certificate.  The Applicable Rate in effect from the Closing
Date until receipt by the Administrative Agent of the Compliance  Certificate of
the  Borrower  for the fiscal  period  ending June 30, 2005 shall be  determined based upon Level IV.

     "APPROVED  FUND"  means any Fund that is  administered  or managed by (a) a
Lender,  (b) an  Affiliate  of a Lender or (c) an entity or an  Affiliate  of an entity that administers or manages a Lender.

     "ARRANGER"  means Banc of America  Securities  LLC, in its capacity as sole lead arranger and sole book manager.

     "ASSIGNEE  GROUP" means two or more Eligible  Assignees that are Affiliates of one  another or two or more  Approved  Funds  managed by the same  investment advisor.

     "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender  and an  Eligible  Assignee  (with the  consent  of any party  whose consent is  required by SECTION  10.06(B),  and  accepted by the  Administrative
Agent, in substantially  the form of EXHIBIT E or any other form approved by the
Administrative Agent.

     "ATTRIBUTABLE  INDEBTEDNESS"  means, on any date, in respect of any capital lease of any Person,  the  capitalized  amount  thereof  that would  appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

     "AUDITED FINANCIAL STATEMENTS" means the audited consolidated balance sheet of the  Borrower and its  Subsidiaries  for the fiscal year ended June 30, 2004, and the related consolidated  statements of income or operations,  shareholders'
equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

     "AVAILABILITY  PERIOD" means the period from and including the Closing Date to the earliest of (a) the Maturity  Date,  (b) the date of  termination  of the
Aggregate  Commitments pursuant to SECTION 2.06, and (c) the date of termination of the  commitment of each Lender to make Loans and of the obligation of the L/C
Issuer to make L/C Credit Extensions pursuant to SECTION 8.02.

     "BANK OF AMERICA" means Bank of America, N.A. and its successors.

     "BASE  RATE"  means for any day a  fluctuating  rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in  effect  for  such day as  publicly  announced  from  time to time by Bank of
America as its "prime  rate." The "prime  rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors,  and is used as a reference point for pricing some loans,  which may be priced at, above,  or below such announced rate.  Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public  announcement of such change.

     "BASE RATE COMMITTED LOAN" means a Committed Loan that is a Base Rate Loan.

     "BASE RATE LOAN" means a Loan that bears interest based on the Base Rate.

     "BORROWER" has the meaning specified in the introductory paragraph hereto.

     "BORROWER MATERIALS" has the meaning specified in SECTION 6.02.

     "BORROWING" means a Committed  Borrowing or a Swing Line Borrowing,  as the
context may require.

     "BUSINESS DAY" means any day other than a Saturday,  Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative  Agent's Office is located and, if such day  relates  to any  Eurodollar  Rate  Loan,  means  any such day on which dealings in Dollar  deposits are  conducted  by and between  banks in the London interbank eurodollar market.

     "CASH COLLATERALIZE" has the meaning specified in SECTION 2.03(G).

     "CASH  EQUIVALENTS" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United
States  government  or any agency  thereof,  (b)  certificates  of  deposit  and eurodollar  time  deposits  with  maturities of 90 days or less from the date of acquisition  and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial  bank  satisfying the  requirements of clause
(b) of this  definition,  having a term of not more than seven days with respect to  securities  issued or fully  guaranteed  or  insured  by the  United  States government,  (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent  thereof by Standard and Poor's  Ratings  Group ("S&P") or P-1 or the
equivalent thereof by Moody's Investors Service,  Inc. ("MOODY'S") and in either case maturing within 90 days after the day of  acquisition,  (e) securities with maturities  of 90 days or less  from the  date of  acquisition  issued  or fully guaranteed by any state,  commonwealth or territory of the United States, by any political  subdivision or taxing  authority of any such state,  commonwealth  or territory  or  by  any  foreign  government,  the  securities  of  which  state, commonwealth,  territory,  political  subdivision,  taxing  authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by Moody's,
(f) securities  with  maturities of 90 days or less from the date of acquisition backed by standby  letters of credit issued by any Lender or any commercial bank satisfying  the  requirements  of clause (b) of this  definition,  or (g) bonds, debentures,  notes or other evidence of indebtedness  issued in the auction rate market  with a rate  reset  of less  than 91 days,  PROVIDED  that  such  bonds, debentures, notes or other evidence of indebtedness, as applicable, are rated at least  "AAA"  (or  equivalent)  by at least  two  nationally  recognized  rating services.

     "CHANGE IN LAW" means the occurrence,  after the date of this Agreement, of any of the  following:  (a) the  adoption  or taking  effect  of any law,  rule, regulation or treaty,  (b) any change in any law, rule,  regulation or treaty or in the administration, interpretation or application thereof by any Governmental
Authority or (c) the making or issuance of any  request,  guideline or directive
(whether or not having the force of law) by any Governmental Authority.

     "CHANGE OF CONTROL" means an event or series of events by which:

          (a) any "person" or "group" (as such terms are used in SECTIONS  13(D)
     and  14(D) of the  Securities  Exchange  Act of  1934,  but  excluding  any employee benefit plan of such person or its subsidiaries, and any person or entity  acting in its  capacity as  trustee,  agent or other  fiduciary  or administrator of any such plan) becomes the "beneficial  owner" (as defined in Rules 13d-3 and 13d-5 under the Securities  Exchange Act of 1934, except that a person or group shall be deemed to have  "beneficial  ownership"  of all  securities  that such  person or group has the right to acquire  (such right, an "OPTION RIGHT"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly,  of 30% or more of the equity  securities of the Borrower  entitled to vote for members of the board of  directors  or  equivalent  governing  body of the  Borrower  on a fully-diluted  basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

          (b) a  majority  of the  members  of the board of  directors  or other equivalent  governing  body  of  the  Borrower  cease  to  be  composed  of individuals (i) who were members of that board or equivalent governing body as of the Closing Date,  (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause
     (i) above  constituting at the time of such election or nomination at least a  majority  of that  board or  equivalent  governing  body or (iii)  whose election or nomination to that board or other equivalent governing body was approved  by  individuals  referred  to  in  clauses  (i)  and  (ii)  above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding,  in the case of both clause (ii) and clause (iii), any individual whose initial  nomination for, or assumption of office as, a member of that board or equivalent  governing body occurs as a result of an actual or threatened  solicitation of proxies or consents  for the  election or removal of one or more  directors  by any person or group other than a  solicitation  for the election of one or more directors by or on behalf of the board of directors); or

          (c) any Person or two or more  Persons  acting in  concert  shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement  that, upon consummation  thereof,  will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower,  or control over the equity  securities of the Borrower  entitled to vote for members of the board of  directors  or  equivalent  governing  body of the  Borrower  on a fully-diluted  basis (and taking into account all such securities that such
     Person or group has the right to  acquire  pursuant  to any  option  right)
     representing 30% or more of the combined voting power of such securities.

     "CLOSING DATE" means the first date all the conditions precedent in SECTION
4.01 are satisfied or waived in accordance with SECTION 10.01.

     "CODE" means the Internal Revenue Code of 1986.

     "COMMITMENT" means, as to each Lender, its obligation to (a) make Committed
Loans to the Borrower  pursuant to SECTION 2.01, (b) purchase  participations in
L/C  Obligations,  and (c) purchase  participations  in Swing Line Loans,  in an aggregate  principal amount at any one time outstanding not to exceed the amount set forth  opposite such Lender's name on SCHEDULE 2.01 or in the Assignment and
Assumption  pursuant to which such Lender becomes a party hereto, as applicable, as such  amount  may be  adjusted  from  time to time in  accordance  with  this
Agreement.

     "COMMITTED   BORROWING"  means  a  borrowing   consisting  of  simultaneous
Committed  Loans of the same Type and,  in the case of  Eurodollar  Rate  Loans, having the same Interest Period made by each of the Lenders  pursuant to SECTION
2.01.

     "COMMITTED LOAN" has the meaning specified in SECTION 2.01.

     "COMMITTED LOAN NOTICE" means a notice of (a) a Committed Borrowing,  (b) a conversion of Committed  Loans from one Type to the other, or (c) a continuation of Eurodollar  Rate Loans,  pursuant to SECTION  2.02(A),  which, if in writing, shall be substantially in the form of EXHIBIT A.

     "COMPLIANCE  CERTIFICATE" means a certificate  substantially in the form of
EXHIBIT D.

     "CONSOLIDATED EBIT" means, for any period, Consolidated Net Income for such period before deducting therefrom  Consolidated Interest Charges of the Borrower and its  Subsidiaries  for such  period  (to the extent  that such  Consolidated
Interest  Charges were deducted in arriving at Consolidated  Net Income for such period) and  provision  for taxes based on income that were included in arriving at  Consolidated  Net Income for such  period and without  giving  effect to any gains or losses from sales of assets  other than from sales of  inventory in the ordinary course of business.

     "CONSOLIDATED  EBITDA" shall mean,  for any period,  Consolidated  EBIT for such period,  adjusted by (x) adding thereto (i) the amount of all  amortization of intangibles and  depreciation  that were deducted in arriving at Consolidated
Net  Income  for such  period,  (ii) the  amount  of all  expenses  incurred  in connection with the financing  transactions  contemplated hereby for such period to the extent that same were deducted in arriving at Consolidated Net Income for such period, (iii) the amount of all non-cash deferred  compensation expense for such period to the extent that same was deducted in arriving at the Consolidated
Net Income for such period and (iv) expenses  incurred during the fiscal quarter ending June 30, 2005 in connection with the early extinguishment of Indebtedness and the payment of  prepayment  penalties in an  aggregate  amount not to exceed
$5,800,832  and (y)  deducting  therefrom  (i) the  amount of all cash  payments during such period that are associated with any non-cash  deferred  compensation expense that was added back to Consolidated  Net Income in a previous period and
(ii) the amount of all  consolidated  interest  income of the  Borrower  and its
Subsidiaries  for such period;  PROVIDED that SOLELY for purposes of calculating the  Consolidated  Leverage Ratio,  Consolidated  EBITDA for any period shall be calculated  on a PRO FORMA  basis to give  effect to any (a) entity or  business acquired  during  such  period  pursuant  to a  Permitted  Acquisition  (and not subsequently  sold  or  otherwise  disposed  of by  the  Borrower  or any of its
Subsidiaries during such period) or (b) any Disposition of assets, in each case, subject to financial  statements  and/or agreed upon  procedures,  in each case,
reasonably  satisfactory  to  the  Administrative  Agent.   Notwithstanding  the
foregoing,  Consolidated  EBITDA for the fiscal  quarters  set forth below shall equal the amount set forth below corresponding to such fiscal quarter:

     ---------------------------------------------------------
          FISCAL QUARTER              CONSOLIDATED EBITDA
     ---------------------------------------------------------
           JUNE 30, 2004                  $8,768,169
     ---------------------------------------------------------
        SEPTEMBER 30, 2004                $8,787,806
     ---------------------------------------------------------
         DECEMBER 31, 2004                $8,913,789
     ---------------------------------------------------------
          MARCH 31, 2005                  $9,156,975
     ---------------------------------------------------------

     "CONSOLIDATED  EBITDAR"  means,  as of any date of  determination,  for the
Borrower and its Subsidiaries on a consolidated basis,  Consolidated EBITDA PLUS
Consolidated Rental Expense.

     "CONSOLIDATED  FIXED  CHARGE  COVERAGE  RATIO"  means,  as of any  date  of determination, the ratio of (a) Consolidated EBITDAR MINUS taxes paid or payable in cash,  MINUS dividends and other  distributions  paid in cash,  MINUS amounts paid to repurchase shares of the Borrower's  Capital Stock for the period of the four fiscal quarters most recently ended to (b)  Consolidated  Fixed Charges for such period.

     "CONSOLIDATED  FIXED  CHARGES"  means,  for  any  period,  the  sum  of the following  determined  on  a  consolidated  basis,  for  the  Borrower  and  its
Subsidiaries in accordance with GAAP: (a) Consolidated Interest Charges for such period,  (b)  the  amount  of  scheduled  principal  payments  with  respect  to
Indebtedness for such period (PROVIDED,  that for the fiscal quarters ended June
30, 2004,  September 30, 2004,  December 31, 2004 and March 31, 2005, the amount of  scheduled  principal  payments  with respect to  Indebtedness  for each such quarterly  period  under this clause (b) shall be deemed to be zero (0)) and (c)
Consolidated Rental Expense for such period.

     "CONSOLIDATED  FUNDED INDEBTEDNESS" means, as of any date of determination, for the Borrower and its  Subsidiaries on a consolidated  basis,  the sum of (a)
the  outstanding  principal  amount  of  all  obligations,  whether  current  or
long-term,   for  borrowed  money  (including  Obligations  hereunder)  and  all obligations  evidenced by bonds,  debentures,  notes,  loan  agreements or other similar  instruments,  (b) all  purchase  money  Indebtedness,  (c)  all  direct obligations  arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments, (d)
all  obligations  in respect  of the  deferred  purchase  price of  property  or services (other than trade accounts payable in the ordinary course of business),
(e)  Attributable  Indebtedness  in  respect  of  capital  leases,  (f)  without duplication,  all  Guarantees  with respect to outstanding  Indebtedness  of the types  specified  in clauses  (a)  through  (e) above of Persons  other than the
Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any  partnership or joint venture (other than a joint  venture that is itself a  corporation  or limited  liability  company) in which the  Borrower  or a  Subsidiary  is a general  partner or joint  venturer, unless such  Indebtedness is expressly made non-recourse to the Borrower or such
Subsidiary.

     "CONSOLIDATED INTEREST CHARGES" means, for any period, for the Borrower and its Subsidiaries on a consolidated  basis, the sum of (a) all interest,  premium payments, debt discount,  fees, charges and related expenses of the Borrower and its  Subsidiaries  in connection  with  borrowed  money  (excluding  capitalized interest,  amortization of original issue discount and interest paid-in-kind) or in connection  with the deferred  purchase price of assets,  in each case to the extent  treated as  interest  in  accordance  with GAAP,  and (b) the portion of rental expense of the Borrower and its Subsidiaries  with respect to such period under capital leases that is treated as interest in accordance with GAAP.

     "CONSOLIDATED  LEVERAGE RATIO" means, as of any date of determination,  the
ratio  of  (a)  Consolidated   Funded  Indebtedness  as  of  such  date  to  (b)
Consolidated  EBITDA for the period of the four fiscal  quarters  most  recently ended.

     "CONSOLIDATED  NET INCOME" means, for any period,  for the Borrower and its
Subsidiaries  on a  consolidated  basis,  the net income of the Borrower and its
Subsidiaries (excluding  extraordinary gains but including extraordinary losses)
for that period.

     "CONSOLIDATED  RENTAL EXPENSE" shall mean, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the operating lease expense of the
Borrower and its Subsidiaries determined in accordance with GAAP for leases with an  initial  term  greater  than one  year,  as  disclosed  in the  notes to the consolidated financial statements of the Borrower and its Subsidiaries.

     "CONSOLIDATED  NET WORTH" means, as of any date of  determination,  for the
Borrower and its Subsidiaries on a consolidated basis,  Shareholders'  Equity of the Borrower and its Subsidiaries on that date.

     "CONTRACTUAL  OBLIGATION"  means,  as to any Person,  any  provision of any security  issued  by  such  Person  or of any  agreement,  instrument  or  other undertaking  to  which  such  Person  is a party  or by  which  it or any of its property is bound.

     "CONTROL"  means the  possession,  directly or indirectly,  of the power to direct or cause the direction of the management or policies of a Person, whether through  the  ability to  exercise  voting  power,  by  contract  or  otherwise.
"CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

     "CREDIT EXTENSION" means each of the following:  (a) a Borrowing and (b) an
L/C Credit Extension.

     "DEBTOR  RELIEF LAWS" means the Bankruptcy  Code of the United States,  and all other liquidation,  conservatorship,  bankruptcy, assignment for the benefit
of   creditors,    moratorium,    rearrangement,    receivership,    insolvency,
reorganization,  or similar  debtor  relief  Laws of the United  States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

     "DEFAULT" means any event or condition that constitutes an Event of Default or that, with the giving of any notice,  the passage of time, or both,  would be an Event of Default.

     "DEFAULT RATE" means (a) when used with respect to  Obligations  other than
Letter of Credit Fees, an interest rate equal to (i) the Base Rate PLUS (ii) the
Applicable Rate, if any,  applicable to Base Rate Loans PLUS (iii) 2% per annum;
PROVIDED, HOWEVER, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate  (including  any Applicable
Rate)  otherwise  applicable  to such Loan plus 2% per annum,  and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable  Rate PLUS
2% per annum.

     "DEFAULTING  LENDER"  means  any  Lender  that (a) has  failed  to fund any
portion  of  the  Committed   Loans,   participations   in  L/C  Obligations  or
participations  in Swing Line Loans required to be funded by it hereunder within one  Business  Day of the date  required to be funded by it  hereunder,  (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder  within one Business Day of the date when due,  unless  the  subject of a good  faith  dispute,  or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

     "DISPOSITION"  or "DISPOSE"  means the sale,  transfer,  license,  lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment,  transfer or other disposal, with or  without  recourse,  of any notes or  accounts  receivable  or any rights and claims associated therewith.

     "DOLLAR" and "$" mean lawful money of the United States.

     "DOMESTIC SUBSIDIARY" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

     "ELIGIBLE  ASSIGNEE" means (a) a Lender;  (b) an Affiliate of a Lender; (c)
an  Approved  Fund;  and (d) any other  Person  (other  than a  natural  person)
approved  by (i) the  Administrative  Agent,  the L/C  Issuer and the Swing Line
Lender, and (ii) unless an Event of Default has occurred and is continuing,  the
Borrower  (each such  approval  not to be  unreasonably  withheld  or  delayed);
PROVIDED that  notwithstanding  the  foregoing,  "Eligible  Assignee"  shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

     "ENVIRONMENTAL  LAWS" means any and all Federal,  state, local, and foreign statutes,  laws, regulations,  ordinances,  rules,  judgments,  orders, decrees, permits, concessions,  grants, franchises,  licenses, agreements or governmental restrictions  relating to pollution and the protection of the environment or the release  of any  materials  into the  environment,  including  those  related to hazardous  substances or wastes, air emissions and discharges to waste or public systems.

     "ENVIRONMENTAL  LIABILITY"  means any  liability,  contingent  or otherwise
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective  Subsidiaries directly or indirectly resulting from or based upon (a)
violation  of  any  Environmental  Law,  (b)  the  generation,   use,  handling,
transportation,  storage,  treatment or disposal of any Hazardous Materials, (c)
exposure to any Hazardous  Materials,  (d) the release or threatened  release of any Hazardous  Materials into the environment or (e) any contract,  agreement or other consensual  arrangement  pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "EQUITY  INTERESTS" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants,  options or other rights for the purchase or acquisition from such
Person of shares of capital stock of (or other ownership or profit interests in)
such Person,  all of the securities  convertible into or exchangeable for shares of capital stock of (or other  ownership or profit  interests in) such Person or warrants,  rights or options for the purchase or acquisition from such Person of such shares (or such other interests),  and all of the other ownership or profit interests  in such  Person  (including  partnership,  member or trust  interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated)
under common  control with the Borrower  within the meaning of Section 414(b) or
(c) of the  Code  (and  Sections  414(m)  and (o) of the Code  for  purposes  of provisions relating to Section 412 of the Code).

     "ERISA EVENT" means (a) a Reportable  Event with respect to a Pension Plan;
(b) a  withdrawal  by the  Borrower or any ERISA  Affiliate  from a Pension Plan subject  to  Section  4063  of  ERISA  during  a plan  year  in  which  it was a substantial  employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of  operations  that is treated as such a withdrawal  under  Section  4062(e) of
ERISA;  (c) a  complete  or  partial  withdrawal  by the  Borrower  or any ERISA
Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in  reorganization;  (d) the  filing of a notice of  intent  to  terminate,  the treatment of a Plan  amendment as a termination  under Sections 4041 or 4041A of
ERISA,  or the  commencement  of  proceedings by the PBGC to terminate a Pension
Plan or Multiemployer  Plan; (e) an event or condition which constitutes grounds under  Section 4042 of ERISA for the  termination  of, or the  appointment  of a trustee to  administer,  any  Pension  Plan or  Multiemployer  Plan;  or (f) the
imposition  of any  liability  under  Title  IV of  ERISA,  other  than for PBGC premiums due but not delinquent  under Section 4007 of ERISA,  upon the Borrower or any ERISA Affiliate.

     "EURODOLLAR  RATE"  means,  for  any  Interest  Period  with  respect  to a
Eurodollar  Rate  Loan,  the  rate  per  annum  equal  to  the  British  Bankers
Association  LIBOR  Rate  ("BBA  LIBOR"),  as  published  by  Reuters  (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative  Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest  Period,  for
Dollar  deposits (for delivery on the first day of such Interest  Period) with a term equivalent to such Interest  Period.  If such rate is not available at such time for any reason,  then the "Eurodollar  Rate" for such Interest Period shall be the rate per annum determined by the  Administrative  Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest  Period in same day funds in the  approximate  amount of the Eurodollar  Rate Loan being made,  continued or converted by Bank of America and with a term  equivalent  to such  Interest  Period  would be offered by Bank of America's  London  Branch to major  banks in the  London  interbank  eurodollar  market at their  request  at
approximately   11:00  a.m.  (London  time)  two  Business  Days  prior  to  the commencement of such Interest Period.

     "EURODOLLAR RATE LOAN" means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

     "EVENT OF DEFAULT" has the meaning specified in SECTION 8.01.

     "EXCLUDED  TAXES"  means,  with respect to the  Administrative  Agent,  any
Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any  obligation  of the Borrower  hereunder,  (a) taxes imposed on or measured by its overall net income  (however  denominated),  and franchise taxes imposed  on it (in  lieu  of net  income  taxes),  by the  jurisdiction  (or any political  subdivision  thereof)  under  the laws of  which  such  recipient  is organized  or in which its  principal  office is located  or, in the case of any
Lender,  in which its  applicable  Lending  Office is  located,  (b) any  branch profits  taxes  imposed by the United  States or any  similar tax imposed by any other  jurisdiction  in which the  Borrower  is located and (c) in the case of a

                                       10

Foreign  Lender  (other than an assignee  pursuant to a request by the  Borrower under SECTION 10.13),  any withholding tax that is imposed on amounts payable to such Foreign  Lender at the time such Foreign  Lender becomes a party hereto (or designates a new Lending  Office) or is  attributable  to such Foreign  Lender's failure or inability  (other than as a result of a Change in Law) to comply with
SECTION 3.01(E), except to the extent that such Foreign Lender (or its assignor, if any) was entitled,  at the time of  designation  of a new Lending  Office (or assignment),  to receive  additional  amounts from the Borrower  with respect to such withholding tax pursuant to SECTION 3.01(A).

     "EXISTING CREDIT AGREEMENT" means that certain credit agreement dated as of
August 25, 2003 among the Borrower,  BNP Paribas,  as agent,  and a syndicate of lenders.

     "FEDERAL  FUNDS RATE"  means,  for any day, the rate per annum equal to the weighted  average of the rates on  overnight  Federal  funds  transactions  with members of the Federal  Reserve System arranged by Federal funds brokers on such day, as  published  by the Federal  Reserve Bank of New York on the Business Day
next succeeding  such day;  PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such  transactions  on the next preceding Business Day as so published on the next succeeding  Business
Day, and (b) if no such rate is so published  on such next  succeeding  Business
Day,  the  Federal  Funds Rate for such day shall be the average  rate  (rounded upward,  if  necessary,  to a whole  multiple of 1/100 of 1%) charged to Bank of
America on such day on such  transactions  as determined  by the  Administrative
Agent.

     "FEE LETTER"  means the letter  agreement,  dated May 10,  2005,  among the
Borrower, the Administrative Agent and the Arranger.

     "FOREIGN  LENDER"  means any Lender that is  organized  under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
For purposes of this definition,  the United States,  each State thereof and the
District of Columbia shall be deemed to constitute a single jurisdiction.

     "FRB" means the Board of  Governors  of the Federal  Reserve  System of the
United States.

     "FUND" means any Person (other than a natural  person) that is (or will be)
engaged in making,  purchasing,  holding or otherwise  investing  in  commercial loans and similar extensions of credit in the ordinary course of its business.

     "GAAP" means generally accepted accounting  principles in the United States set forth in the opinions and pronouncements of the Accounting  Principles Board and the American  Institute of Certified  Public  Accountants and statements and pronouncements  of the  Financial  Accounting  Standards  Board  or  such  other principles  as  may be  approved  by a  significant  segment  of the  accounting profession in the United States,  that are applicable to the circumstances as of the date of determination, consistently applied.

     "GOVERNMENTAL  AUTHORITY"  means the government of the United States or any other nation, or of any political  subdivision thereof,  whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative,  judicial, taxing, regulatory

                                       11

or administrative  powers or functions of or pertaining to government (including any  supra-national  bodies such as the European  Union or the European  Central
Bank).

     "GUARANTEE" means, as to any Person, any (a) any obligation,  contingent or otherwise,  of such  Person  guaranteeing  or  having  the  economic  effect  of guaranteeing  any  Indebtedness  or other  obligation  payable or performable by another  Person  (the  "primary  obligor")  in any manner,  whether  directly or indirectly, and including any obligation of such Person, direct or indirect, (i)
to purchase or pay (or advance or supply  funds for the  purchase or payment of)
such  Indebtedness  or other  obligation,  (ii) to purchase  or lease  property, securities  or services  for the  purpose of assuring  the obligee in respect of such  Indebtedness  or other  obligation of the payment or  performance  of such
Indebtedness or other  obligation,  (iii) to maintain  working  capital,  equity capital or any other  financial  statement  condition  or  liquidity or level of income or cash flow of the primary  obligor so as to enable the primary  obligor to pay such  Indebtedness  or other  obligation,  or (iv)  entered  into for the purpose  of  assuring  in any  other  manner  the  obligee  in  respect  of such
Indebtedness  or other  obligation of the payment or  performance  thereof or to protect such obligee  against loss in respect  thereof (in whole or in part), or
(b) any Lien on any assets of such Person  securing  any  Indebtedness  or other obligation  of any  other  Person,  whether  or not such  Indebtedness  or other obligation is assumed by such Person (or any right,  contingent or otherwise, of any  holder of such  Indebtedness  to obtain any such  Lien).  The amount of any
Guarantee  shall be deemed to be an amount  equal to the stated or  determinable amount of the related  primary  obligation,  or portion  thereof,  in respect of which such  Guarantee  is made or, if not stated or  determinable,  the  maximum reasonably  anticipated  liability  in  respect  thereof  as  determined  by the guaranteeing  Person  in  good  faith.  The  term  "Guarantee"  as a verb  has a corresponding meaning.

     "GUARANTORS"  means,  collectively,  all  existing  and  future  direct and indirect Domestic Subsidiaries of the Borrower.

     "GUARANTY"  means  the  Guaranty  made by the  Guarantors  in  favor of the
Administrative Agent and the Lenders, substantially in the form of EXHIBIT F.

     "HAZARDOUS  MATERIALS"  means all  explosive or  radioactive  substances or wastes  and all  hazardous  or toxic  substances,  wastes  or other  pollutants, including petroleum or petroleum  distillates,  asbestos or  asbestos-containing materials,  polychlorinated  biphenyls,  radon gas, infectious or medical wastes and all other  substances  or wastes of any  nature  regulated  pursuant  to any
Environmental Law.

     "INDEBTEDNESS"  means,  as to any  Person  at a  particular  time,  without duplication,  all of the following,  whether or not included as  indebtedness or liabilities in accordance with GAAP:

          (a)  all  obligations  of  such  Person  for  borrowed  money  and all obligations  of such Person  evidenced by bonds,  debentures,  notes,  loan agreements or other similar instruments;

                                       12

          (b) all direct or contingent  obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

          (c) net obligations of such Person under any Swap Contract;

          (d) all obligations of such Person to pay the deferred  purchase price of property or services (other than trade accounts  payable in the ordinary course of business  and,  in each case,  not past due for more than 60 days after the date on which such trade account payable was created);

          (e) indebtedness  (excluding  prepaid  interest  thereon) secured by a
     Lien on  property  owned  or  being  purchased  by such  Person  (including indebtedness  arising  under  conditional  sales or other  title  retention agreements),  whether or not such  indebtedness  shall have been assumed by such Person or is limited in recourse;

          (f) capital leases;

          (g) all  obligations  of such  Person  to  purchase,  redeem,  retire, defease or otherwise make any payment in respect of any Equity  Interest in such  Person  or any  other  Person,  valued,  in the case of a  redeemable preferred  interest,  at  the  greater  of  its  voluntary  or  involuntary liquidation preference plus accrued and unpaid dividends; and

          (h) all Guarantees of such Person in respect of any of the foregoing.

     For all purposes  hereof,  the Indebtedness of any Person shall include the
Indebtedness  of any  partnership  or joint venture  (other than a joint venture that is itself a corporation or limited liability  company) in which such Person is a general partner or a joint venturer,  unless such Indebtedness is expressly made  non-recourse  to such Person.  The amount of any net obligation  under any
Swap  Contract  on any date  shall be  deemed to be the Swap  Termination  Value thereof as of such date. The amount of any capital lease as of any date shall be deemed to be the amount of  Attributable  Indebtedness  in respect thereof as of such date.

     "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

     "INDEMNITEES" has the meaning specified in SECTION 10.04(B).

     "INFORMATION" has the meaning specified in SECTION 10.07.

     "INTEREST  PAYMENT  DATE" means,  (a) as to any Loan other than a Base Rate
Loan,  the last day of each  Interest  Period  applicable  to such  Loan and the
Maturity Date; PROVIDED,  HOWEVER,  that if any Interest Period for a Eurodollar
Rate Loan  exceeds  three  months,  the  respective  dates that fall every three months  after the  beginning  of such  Interest  Period  shall also be  Interest
Payment Dates;  and (b) as to any Base Rate Loan  (including a Swing Line Loan), the last  Business  Day of each March,  June,  September  and  December  and the
Maturity Date.

     "INTEREST  PERIOD"  means,  as to each  Eurodollar  Rate  Loan,  the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar  Rate Loan and ending on the date one,  two,  three or

                                       13

six months thereafter, as selected by the Borrower in its Committed Loan Notice;
PROVIDED that:

          (a) any Interest  Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such  Business  Day falls in  another  calendar  month,  in which case such
     Interest Period shall end on the next preceding Business Day;

          (b) any  Interest  Period  that begins on the last  Business  Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest  Period) shall end on the last  Business  Day of the calendar  month at the end of such  Interest
     Period; and

          (c) no Interest Period shall extend beyond the Maturity Date.

     "INTERNAL  CONTROL  EVENT"  means a  material  weakness  in, or fraud  that involves  management  or other  employees  who have a  significant  role in, the
Borrower's internal controls over financial reporting, in each case as described in the Securities Laws.

     "INVESTMENT" means, as to any Person, any direct or indirect acquisition or investment  by such  Person,  whether  by  means  of (a) the  purchase  or other acquisition of capital stock or other securities of another Person,  (b) a loan, advance or capital  contribution  to,  Guarantee  or  assumption  of debt of, or purchase  or other  acquisition  of any other  debt or equity  participation  or interest in, another Person, including any partnership or joint venture interest in such  other  Person  and any  arrangement  pursuant  to  which  the  investor
Guarantees  Indebtedness  of such other  Person,  or (c) the  purchase  or other acquisition  (in one  transaction  or a series  of  transactions)  of  assets of another  Person  that  constitute  a business  unit.  For  purposes  of covenant compliance,  the amount of any Investment shall be the amount actually invested, without  adjustment for  subsequent  increases or decreases in the value of such
Investment.

     "IP RIGHTS" has the meaning specified in SECTION 5.17.

     "IRS" means the United States Internal Revenue Service.

     "ISP"  means,  with  respect to any Letter of  Credit,  the  "International
Standby Practices 1998" published by the Institute of International  Banking Law
&  Practice  (or such later  version  thereof as may be in effect at the time of issuance).

     "ISSUER  DOCUMENTS" means with respect to any Letter of Credit,  the Letter of Credit Application,  and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any  Subsidiary) or in favor the L/C
Issuer and relating to any such Letter of Credit.

     "LAWS" means, collectively, all international,  foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations,  ordinances, codes and
administrative   or  judicial   precedents   or   authorities,   including   the
interpretation or administration  thereof by any Governmental  Authority charged
with  the  enforcement,   interpretation  or  administration  thereof,  and  all
applicable   administrative  orders,   directed  duties,   requests,   licenses,

                                       14

authorizations and permits of, and agreements with, any Governmental  Authority, in each case whether or not having the force of law.

     "L/C ADVANCE" means, with respect to each Lender,  such Lender's funding of its  participation  in any L/C  Borrowing  in  accordance  with  its  Applicable
Percentage.

     "L/C BORROWING" means an extension of credit resulting from a drawing under any  Letter of Credit  which  has not been  reimbursed  on the date when made or refinanced as a Committed Borrowing.

     "L/C CREDIT  EXTENSION"  means,  with respect to any Letter of Credit,  the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

     "L/C ISSUER"  means Bank of America in its capacity as issuer of Letters of
Credit hereunder, or any successor issuer of Letters of Credit hereunder.

     "L/C  OBLIGATIONS"  means, as at any date of  determination,  the aggregate amount  available to be drawn under all  outstanding  Letters of Credit PLUS the aggregate  of all  Unreimbursed  Amounts,  including  all  L/C  Borrowings.  For purposes  of  computing  the amount  available  to be drawn  under any Letter of
Credit,  the amount of such Letter of Credit shall be  determined  in accordance with  SECTION  1.06.  For all  purposes  of this  Agreement,  if on any  date of determination  a Letter of Credit  has  expired  by its terms but any amount may still be drawn  thereunder  by reason of the  operation of Rule 3.14 of the ISP, such  Letter of Credit  shall be deemed  to be  "outstanding"  in the  amount so remaining available to be drawn.

     "LENDER" has the meaning  specified in the  introductory  paragraph  hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

     "LENDING  OFFICE"  means,  as to any Lender,  the office or offices of such
Lender described as such in such Lender's Administrative Questionnaire,  or such other  office or offices as a Lender may from time to time  notify the  Borrower and the Administrative Agent.

     "LETTER OF CREDIT" means any standby letter of credit issued hereunder.

     "LETTER OF CREDIT  APPLICATION"  means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

     "LETTER OF CREDIT  EXPIRATION  DATE" means the day that is seven days prior to the Maturity  Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

     "LETTER OF CREDIT FEE" has the meaning specified in SECTION 2.03(I).

     "LETTER  OF CREDIT  SUBLIMIT"  means an amount  equal to the  lesser of (a)
$10,000,000 and (b) the Aggregate Commitments.  The Letter of Credit Sublimit is
part of, and not in addition to, the Aggregate Commitments.

     "LIEN"  means  any  deed  of  trust,   mortgage,   pledge,   hypothecation,
assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference,  priority or other security interest or preferential  arrangement

                                       15

in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement,  any easement, right of way or other  encumbrance  on title to real  property,  and any financing  lease having substantially the same economic effect as any of the foregoing).

     "LOAN"  means an  extension  of credit by a Lender  to the  Borrower  under
Article II in the form of a Committed Loan or a Swing Line Loan.

     "LOAN DOCUMENTS" means this Agreement, each Note, each Issuer Document, the
Fee Letter, and the Guaranty.

     "LOAN PARTIES" means, collectively, the Borrower and the Guarantors.

     "MATERIAL  ADVERSE  EFFECT"  means (a) a material  adverse  change in, or a material adverse effect upon, the operations, business, properties,  liabilities
(actual or contingent),  condition  (financial or otherwise) or prospects of the
Borrower or the Borrower and its  Subsidiaries  taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any
Loan Document to which it is a party; or (c) a material  adverse effect upon the legality,  validity,  binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

     "MATURITY DATE" means May 27, 2010.

     "MULTIEMPLOYER  PLAN" means any employee benefit plan of the type described in Section  4001(a)(3)  of ERISA,  to which the Borrower or any ERISA  Affiliate makes or is obligated to make  contributions,  or during the preceding five plan years, has made or been obligated to make contributions.

     "NOTE"  means a  promissory  note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of EXHIBIT C.

     "OBLIGATIONS"   means  (a)  all  advances   to,  and  debts,   liabilities,
obligations,  covenants  and duties of,  any Loan Party  arising  under any Loan
Document  or  otherwise  with  respect to any Loan or Letter of Credit,  whether direct or  indirect  (including  those  acquired  by  assumption),  absolute  or contingent,  due or to  become  due,  now  existing  or  hereafter  arising  and including interest and fees that accrue after the commencement by or against any
Loan Party or any Affiliate  thereof of any  proceeding  under any Debtor Relief
Laws naming such Person as the debtor in such proceeding,  regardless of whether such  interest  and fees  are  allowed  claims  in such  proceeding  and (b) all existing or future  payments and other  obligations  owing by the Borrower under
(i) any Swap Contract  (which such Swap Contract is permitted  hereunder) or any
(ii) cash management or similar treasury or custodial arrangements, in each case with respect to the foregoing clauses (i) and (ii) such transaction entered into with any  Person  that is a Lender  or an  Affiliate  thereof  at the time  such transaction is entered into.

     "ORGANIZATION  DOCUMENTS"  means, (a) with respect to any corporation,  the certificate  or  articles  of  incorporation  and the bylaws (or  equivalent  or comparable  constitutive  documents with respect to any non-U.S.  jurisdiction);
(b) with respect to any limited liability  company,  the certificate or articles of formation or organization  and operating  agreement;  and (c) with respect to any  partnership,  joint venture,  trust or other form of business  entity,  the

                                       16

partnership,  joint  venture  or other  applicable  agreement  of  formation  or organization  and any  agreement,  instrument,  filing  or notice  with  respect thereto  filed  in  connection  with  its  formation  or  organization  with the applicable  Governmental  Authority  in the  jurisdiction  of its  formation  or organization  and, if  applicable,  any  certificate or articles of formation or organization of such entity.

     "OTHER TAXES" means all present or future stamp or documentary taxes or any other  excise or property  taxes,  charges or similar  levies  arising  from any payment made  hereunder or under any other Loan Document or from the  execution, delivery or enforcement  of, or otherwise with respect to, this Agreement or any other Loan Document.

     "OUTSTANDING  AMOUNT"  means (i) with respect to Committed  Loans and Swing
Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be,  occurring on such date; and (ii) with respect to any L/C  Obligations on any date, the amount of such L/C  Obligations on such date after giving effect to any L/C Credit  Extension  occurring on such date and any other changes in the aggregate  amount of the L/C Obligations as of such  date,  including  as a result of any  reimbursements  by the  Borrower  of
Unreimbursed Amounts.

     "PARTICIPANT" has the meaning specified in SECTION 10.06(D).

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "PENSION PLAN" means any "employee  pension  benefit plan" (as such term is defined in Section  3(2) of ERISA),  other than a  Multiemployer  Plan,  that is subject to Title IV of ERISA and is sponsored or  maintained  by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate  contributes or has an obligation  to  contribute,  or in the case of a multiple  employer or other plan described in Section 4064(a) of ERISA, has made  contributions at any time during the immediately preceding five plan years.

     "PERMITTED ACQUISITION" has the meaning set forth in SECTION 7.02(G).

     "PERSON" means any natural person, corporation,  limited liability company, trust, joint venture, association, company, partnership,  Governmental Authority or other entity.

     "PLAN"  means any  "employee  benefit  plan" (as such  term is  defined  in
Section 3(3) of ERISA)  established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA,  any ERISA
Affiliate.

     "PLATFORM" has the meaning specified in SECTION 6.02.

     "REGISTER" has the meaning specified in SECTION 10.06(C).

     "REGISTERED  PUBLIC  ACCOUNTING  FIRM"  has the  meaning  specified  in the
Securities  Laws and shall be  independent  of the Borrower as prescribed by the
Securities Laws.

                                       17

     "RELATED  PARTIES"  means,  with  respect  to  any  Person,  such  Person's
Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

     "REPORTABLE  EVENT" means any of the events set forth in Section 4043(c) of
ERISA,  other than events for which the thirty  (30) day notice  period has been waived.

     "REQUEST  FOR CREDIT  EXTENSION"  means (a) with  respect  to a  Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

     "REQUIRED  LENDERS" means, as of any date of determination,  Lenders having more than fifty percent (50%) of the Aggregate Commitments or, if the commitment of each  Lender to make Loans and the  obligation  of the L/C Issuer to make L/C
Credit Extensions have been terminated pursuant to SECTION 8.02, Lenders holding in the aggregate more than fifty percent (50%) of the Total  Outstandings  (with
the  aggregate   amount  of  each  Lender's   risk   participation   and  funded
participation  in L/C  Obligations  and Swing Line Loans being deemed  "held" by such Lender for purposes of this  definition);  PROVIDED that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting
Lender  shall be excluded  for  purposes of making a  determination  of Required
Lenders; PROVIDED FURTHER, that at all times during which there is more than one
(1) Lender under this Agreement,  "Required  Lenders" shall require at least two
(2) Lenders.

     "RESPONSIBLE OFFICER" means the chief executive officer,  president,  chief financial officer, general counsel,  treasurer or secretary of a Loan Party. Any document delivered  hereunder that is signed by a Responsible  Officer of a Loan
Party shall be  conclusively  presumed to have been  authorized by all necessary corporate,  partnership  and/or  other action on the part of such Loan Party and such Responsible Officer shall be conclusively  presumed to have acted on behalf of such Loan Party.

     "RESTRICTED  PAYMENT" means any dividend or other distribution  (whether in cash,  securities or other  property) with respect to any capital stock or other
Equity  Interest of the Borrower or any Subsidiary,  or any payment  (whether in cash,  securities  or other  property),  including  any sinking  fund or similar deposit,  on  account  of the  purchase,  redemption,  retirement,  acquisition, cancellation or termination of any such capital stock or other Equity  Interest, or on account of any return of capital to the Borrower's stockholders,  partners or members (or the equivalent Person thereof).

     "SARBANES-OXLEY" means the Sarbanes-Oxley Act of 2002.

     "SEC" means the Securities  and Exchange  Commission,  or any  Governmental
Authority succeeding to any of its principal functions.

     "SECURITIES LAWS" means the Securities Act of 1933, the Securities Exchange
Act  of  1934,   Sarbanes-Oxley  and  the  applicable  accounting  and  auditing principles, rules, standards and practices promulgated, approved or incorporated

                                       18

by the SEC or the Public  Company  Accounting  Oversight  Board,  as each of the foregoing may be amended and in effect on any applicable date hereunder.

     "SHAREHOLDERS' EQUITY" means, as of any date of determination, consolidated shareholders'  equity  of the  Borrower  and its  Subsidiaries  as of that  date determined in accordance with GAAP.

     "SUBSIDIARY" of a Person means a corporation,  partnership,  joint venture, limited  liability  company or other business  entity of which a majority of the shares of securities or other  interests  having  ordinary  voting power for the election  of  directors  or other  governing  body  (other  than  securities  or interests  having such power only by reason of the  happening of a  contingency)
are at the time  beneficially  owned,  or the  management  of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by  such  Person.  Unless  otherwise  specified,  all  references  herein  to  a
"Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

     "SWAP CONTRACT" means (a) any and all rate swap transactions,  basis swaps, credit  derivative  transactions,  forward rate  transactions,  commodity swaps, commodity options, forward commodity contracts,  equity or equity index swaps or options,  bond or bond price or bond index  swaps or options or forward  bond or forward bond price or forward bond index  transactions,  interest  rate options, forward foreign exchange  transactions,  cap transactions,  floor  transactions, collar  transactions,  currency  swap  transactions,  cross-currency  rate  swap
transactions,   currency   options,   spot  contracts,   or  any  other  similar
transactions or any  combination of any of the foregoing  (including any options to enter  into any of the  foregoing),  whether or not any such  transaction  is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related  confirmations,  which are subject to the terms and conditions  of, or governed  by, any form of master  agreement  published by the
International Swaps and Derivatives Association, Inc., any International Foreign
Exchange  Master  Agreement,  or any other  master  agreement  (any such  master agreement, together with any related schedules, a "MASTER AGREEMENT"), including any such obligations or liabilities under any Master Agreement.

     "SWAP  TERMINATION  VALUE"  means,  in  respect  of any  one or  more  Swap
Contracts,  after  taking into  account  the effect of any  legally  enforceable netting agreement relating to such Swap Contracts,  (a) for any date on or after the date such Swap  Contracts  have been  closed  out and  termination  value(s)
determined in accordance therewith,  such termination value(s),  and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts  (which may include a Lender or any Affiliate of a
Lender).

     "SWING LINE" means the  revolving  credit  facility  made  available by the
Swing Line Lender pursuant to SECTION 2.04.

     "SWING LINE  BORROWING"  means a borrowing of a Swing Line Loan pursuant to
SECTION 2.04.

                                       19

     "SWING LINE  LENDER"  means Bank of America in its  capacity as provider of
Swing Line Loans, or any successor swing line lender hereunder.

     "SWING LINE LOAN" has the meaning specified in SECTION 2.04(A).

     "SWING LINE LOAN NOTICE" means a notice of a Swing Line Borrowing  pursuant to SECTION 2.04(B),  which, if in writing, shall be substantially in the form of
EXHIBIT B.

     "SWING LINE SUBLIMIT" means an amount equal to the lesser of (a) $5,000,000 and (b) the Aggregate  Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

     "TAXES"  means  all  present  or future  taxes,  levies,  imposts,  duties, deductions,  withholdings,  assessments,  fees or other  charges  imposed by any
Governmental  Authority,  including any interest,  additions to tax or penalties applicable thereto.

     "THRESHOLD AMOUNT" means $1,000,000.

     "TOTAL  OUTSTANDINGS"  means the aggregate  Outstanding Amount of all Loans and all L/C Obligations.

     "TYPE"  means,  with respect to a Committed  Loan,  its character as a Base
Rate Loan or a Eurodollar Rate Loan.

     "UNFUNDED  PENSION  LIABILITY" means the excess of a Pension Plan's benefit liabilities  under Section  4001(a)(16) of ERISA, over the current value of that
Pension Plan's assets,  determined in accordance with the  assumptions  used for funding the Pension Plan pursuant to Section 412 of the Code for the  applicable plan year.

     "UNITED STATES" and "U.S." mean the United States of America.

     "UNREIMBURSED AMOUNT" has the meaning specified in SECTION 2.03(C)(I).

     1.02 OTHER  INTERPRETIVE  PROVISIONS.  With reference to this Agreement and each other Loan Document,  unless  otherwise  specified  herein or in such other
Loan Document:

     (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine,  feminine and neuter forms. The words
"include,"  "includes"  and  "including"  shall be deemed to be  followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context  requires  otherwise,
(i) any  definition  of or  reference  to any  agreement,  instrument  or  other document  (including any Organization  Document) shall be construed as referring to such  agreement,  instrument or other  document as from time to time amended, supplemented  or  otherwise  modified  (subject  to  any  restrictions  on  such amendments,  supplements or modifications  set forth herein or in any other Loan
Document), (ii) any reference herein to any Person shall be construed to include such Person's  successors and assigns,  (iii) the words  "herein,"  "hereof" and
"hereunder,"  and words of similar import when used in any Loan Document,  shall be  construed  to refer to such Loan  Document  in its  entirety  and not to any

                                       20

particular  provision  thereof,  (iv)  all  references  in a  Loan  Document  to
Articles,  Sections,  Exhibits  and  Schedules  shall be  construed  to refer to
Articles and Sections of, and Exhibits and  Schedules  to, the Loan  Document in
which such  references  appear,  (v) any  reference to any law shall include all statutory  and  regulatory  provisions  consolidating,  amending,  replacing  or interpreting such law and any reference to any law or regulation  shall,  unless otherwise  specified,  refer to such law or regulation  as amended,  modified or supplemented  from time to time, and (vi) the words "asset" and "property" shall be  construed  to have the same  meaning  and effect and to refer to any and all tangible and  intangible  assets and  properties,  including  cash,  securities, accounts and contract rights.

     (b) In the  computation of periods of time from a specified date to a later specified  date, the word "from" means "from and  including;" the words "to" and
"until"  each  mean "to but  excluding;"  and the word  "through"  means "to and including."

     (c) Section  headings  herein and in the other Loan  Documents are included for  convenience  of reference only and shall not affect the  interpretation  of this Agreement or any other Loan Document.

     1.03 ACCOUNTING TERMS.

     (a) GENERALLY.  All accounting terms not specifically or completely defined herein shall be construed in conformity  with, and all financial data (including financial  ratios and other  financial  calculations)  required to be  submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a  consistent  basis,  as in  effect  from  time to  time,  applied  in a manner consistent with that used in preparing the Audited Financial Statements,  except as otherwise specifically prescribed herein.

     (b)  CHANGES IN GAAP.  If at any time any  change in GAAP would  affect the computation  of any  financial  ratio  or  requirement  set  forth  in any  Loan
Document,  and either the Borrower or the Required Lenders shall so request, the
Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or  requirement  to preserve the original  intent thereof in light of such change in GAAP (subject to the approval of the Required  Lenders);
PROVIDED that, until so amended, (i) such ratio or requirement shall continue to be computed in  accordance  with GAAP prior to such change  therein and (ii) the
Borrower  shall provide to the  Administrative  Agent and the Lenders  financial statements  and other  documents  required under this Agreement or as reasonably requested hereunder setting forth a reconciliation  between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     1.04  ROUNDING.  Any  financial  ratios  required to be  maintained  by the
Borrower  pursuant  to this  Agreement  shall  be  calculated  by  dividing  the appropriate  component by the other component,  carrying the result to one place more than the  number of places by which  such  ratio is  expressed  herein  and rounding  the result up or down to the nearest  number  (with a  rounding-up  if there is no nearest number).

                                       21

     1.05 TIMES OF DAY. Unless  otherwise  specified,  all references  herein to times of day shall be  references  to Eastern time  (daylight  or  standard,  as applicable).

     1.06 LETTER OF CREDIT  AMOUNTS.  Unless  otherwise  specified  herein,  the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time;  PROVIDED,  HOWEVER,  that with respect  to any Letter of Credit  that,  by its terms or the terms of any Issuer
Document  related thereto,  provides for one or more automatic  increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum  stated  amount of such Letter of Credit after giving  effect to all such  increases,  whether or not such maximum stated amount is in effect at such time.

                                  ARTICLE II.
                      THE COMMITMENTS AND CREDIT EXTENSIONS

     2.01 COMMITTED LOANS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "COMMITTED  LOAN")
to the Borrower from time to time,  on any Business Day during the  Availability
Period,  in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment;  PROVIDED, HOWEVER, that after giving effect to any
Committed  Borrowing,  (i) the Total Outstandings shall not exceed the Aggregate
Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, PLUS such Lender's  Applicable  Percentage of the Outstanding Amount
of  all  L/C  Obligations,  PLUS  such  Lender's  Applicable  Percentage  of the
Outstanding  Amount of all Swing  Line  Loans  shall not  exceed  such  Lender's
Commitment.  Within the limits of each Lender's  Commitment,  and subject to the other terms and  conditions  hereof,  the Borrower may borrow under this SECTION
2.01, prepay under SECTION 2.05, and reborrow under this SECTION 2.01. Committed
Loans may be Base Rate Loans or  Eurodollar  Rate  Loans,  as  further  provided herein.

     2.02 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF COMMITTED LOANS.

     (a) Each Committed  Borrowing,  each conversion of Committed Loans from one
Type to the other, and each  continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by  telephone.  Each such notice  must be  received by the  Administrative
Agent not later than 11:00 a.m. (i) three  Business  Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Committed  Loans, and
(ii) on the requested date of any Borrowing of Base Rate Committed  Loans.  Each telephonic  notice by the  Borrower  pursuant to this  SECTION  2.02(A)  must be confirmed  promptly  by  delivery  to  the  Administrative  Agent  of a  written
Committed  Loan  Notice,  appropriately  completed  and signed by a  Responsible
Officer of the Borrower.  Each Borrowing of,  conversion to or  continuation  of
Eurodollar  Rate Loans shall be in a principal  amount of  $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in SECTIONS 2.03(C)
and 2.04(C),  each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal  amount of $500,000 or a whole  multiple of $100,000 in excess thereof.  Each  Committed  Loan Notice  (whether  telephonic  or written)  shall specify  (i)  whether  the  Borrower is  requesting  a  Committed  Borrowing,  a conversion of Committed  Loans from one Type to the other,  or a continuation of
Eurodollar Rate Loans,  (ii) the requested date of the Borrowing,  conversion or

                                       22

continuation,  as the case may be (which  shall be a  Business  Day),  (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv)
the Type of Committed Loans to be borrowed or to which existing  Committed Loans are to be converted, and (v) if applicable,  the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Committed Loan in a Committed  Loan  Notice or if the  Borrower  fails to give a timely  notice requesting a conversion or  continuation,  then the applicable  Committed  Loans shall  be made as,  or  converted  to,  Base  Rate  Loans.  Any  such  automatic conversion  to Base  Rate  Loans  shall be  effective  as of the last day of the
Interest  Period then in effect with respect to the applicable  Eurodollar  Rate
Loans. If the Borrower  requests a Borrowing of,  conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest  Period,  it will be deemed to have specified an Interest  Period of one month.

     (b) Following receipt of a Committed Loan Notice, the Administrative  Agent
shall promptly notify each Lender of the amount of its Applicable  Percentage of the  applicable  Committed  Loans,  and if no timely  notice of a conversion  or continuation is provided by the Borrower,  the Administrative Agent shall notify each  Lender of the  details  of any  automatic  conversion  to Base Rate  Loans described in the  preceding  subsection.  In the case of a Committed  Borrowing, each  Lender  shall  make the  amount of its  Committed  Loan  available  to the
Administrative  Agent  in  immediately  available  funds  at the  Administrative
Agent's  Office not later than 1:00 p.m. on the  Business  Day  specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set  forth in  SECTION  4.02  (and,  if such  Borrowing  is the  initial  Credit
Extension,  SECTION  4.01),  the  Administrative  Agent  shall make all funds so
received   available   to  the  Borrower  in  like  funds  as  received  by  the
Administrative  Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire  transfer of such  funds,  in each case in  accordance  with  instructions  provided  to (and reasonably  acceptable to) the Administrative  Agent by the Borrower;  PROVIDED,
however,  that if, on the date the  Committed  Loan Notice with  respect to such
Borrowing is given by the Borrower,  there are L/C Borrowings outstanding,  then the proceeds of such Borrowing,  first,  shall be applied to the payment in full of any such L/C Borrowings,  and second, shall be made available to the Borrower as provided above.

     (c) Except as otherwise  provided  herein,  a  Eurodollar  Rate Loan may be continued  or  converted  only on the last day of an  Interest  Period  for such
Eurodollar  Rate  Loan.  During  the  existence  of a  Default,  no Loans may be requested  as,  converted to or continued as  Eurodollar  Rate Loans without the consent of the Required Lenders.

     (d) The  Administrative  Agent shall  promptly  notify the Borrower and the
Lenders of the interest rate  applicable to any Interest  Period for  Eurodollar
Rate Loans upon  determination of such interest rate. At any time that Base Rate
Loans are outstanding,  the  Administrative  Agent shall notify the Borrower and the Lenders of any change in Bank of  America's  prime rate used in  determining the Base Rate promptly following the public announcement of such change.

     (e) After giving effect to all Committed  Borrowings,  all  conversions  of
Committed Loans from one Type to the other,  and all  continuations of Committed
Loans as the same Type,  there shall not be more than ten (10) Interest  Periods in effect with respect to Committed Loans.

                                       23

     2.03 LETTERS OF CREDIT.

     (a) THE LETTER OF CREDIT COMMITMENT.

          (i)  Subject to the terms and conditions set forth herein, (A) the L/C
     Issuer agrees,  in reliance upon the agreements of the Lenders set forth in this  SECTION  2.03,  (1) from time to time on any  Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue  Letters of Credit for the account of the  Borrower,  and to amend or extend  Letters  of Credit  previously  issued by it,  in  accordance  with subsection  (b)  below,  and (2) to honor  drawings  under the  Letters  of
     Credit;  and (B) the Lenders  severally  agree to participate in Letters of
     Credit issued for the account of the Borrower and any drawings  thereunder;
     PROVIDED that after giving effect to any L/C Credit  Extension with respect to any Letter of Credit,  (x) the Total  Outstandings  shall not exceed the
     Aggregate  Commitments,   (y)  the  aggregate  Outstanding  Amount  of  the
     Committed Loans of any Lender, PLUS such Lender's Applicable  Percentage of
     the  Outstanding  Amount  of  all  L/C  Obligations,   PLUS  such  Lender's
     Applicable  Percentage  of the  Outstanding  Amount of all Swing Line Loans
     shall not exceed such Lender's  Commitment,  and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation  by the Borrower that the L/C Credit
     Extension  so  requested  complies  with the  conditions  set  forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the  terms and  conditions  hereof,  the  Borrower's  ability  to obtain
     Letters of Credit shall be fully  revolving,  and  accordingly the Borrower may,  during  the  foregoing  period,  obtain  Letters of Credit to replace
     Letters  of Credit  that have  expired  or that  have been  drawn  upon and reimbursed.

          (ii) The L/C Issuer shall not issue any Letter of Credit, if:

               (A) the  expiry  date of such  requested  Letter of Credit  would occur more than twelve (12) months after the date of  issuance,  unless the
     Required Lenders have approved such expiry date; or

               (B) the  expiry  date of such  requested  Letter of Credit  would occur after the Letter of Credit  Expiration  Date,  unless all the Lenders have approved such expiry date.

          (iii)The L/C  Issuer  shall not be under any  obligation  to issue any
     Letter of Credit if:

               (A) any order,  judgment or decree of any Governmental  Authority or  arbitrator  shall by its terms  purport to enjoin or  restrain  the L/C
     Issuer from issuing such Letter of Credit, or any Law applicable to the L/C
     Issuer or any request or directive (whether or not having the force of law)
     from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit,  or request  that the L/C Issuer  refrain  from,  the issuance of letters of credit generally or such Letter of Credit in particular or shall impose  upon the L/C  Issuer  with  respect  to such  Letter of Credit  any

                                       24

     restriction,  reserve or capital  requirement  (for which the L/C Issuer is not otherwise compensated  hereunder) not in effect on the Closing Date, or shall  impose upon the L/C Issuer any  unreimbursed  loss,  cost or expense which was not  applicable  on the Closing  Date and which the L/C Issuer in good faith deems material to it;

               (B) the  issuance of such Letter of Credit  would  violate one or more policies of the L/C Issuer;

               (C) except as otherwise  agreed by the  Administrative  Agent and the L/C Issuer,  such Letter of Credit is in an initial  stated amount less than $250,000;

               (D) such  Letter  of Credit is to be  denominated  in a  currency other than Dollars;

               (E) such Letter of Credit  contains any  provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

               (F) a default of any Lender's  obligations  to fund under SECTION
     2.03(C) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into  satisfactory  arrangements with the
     Borrower or such Lender to eliminate  the L/C Issuer's risk with respect to such Lender.

          (iv) The L/C  Issuer  shall not amend any  Letter of Credit if the L/C
     Issuer  would not be  permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

          (v) The L/C Issuer shall be under no obligation to amend any Letter of
     Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended  form under the terms  hereof,  or (B)
     the  beneficiary  of such  Letter of Credit  does not accept  the  proposed amendment to such Letter of Credit.

          (vi) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated  therewith, and the L/C  Issuer  shall  have all of the  benefits  and  immunities  (A)
     provided to the Administrative Agent in ARTICLE IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of
     Credit  issued by it or  proposed  to be issued by it and Issuer  Documents
     pertaining   to  such   Letters   of   Credit  as  fully  as  if  the  term
     "Administrative  Agent" as used in ARTICLE IX included  the L/C Issuer with respect to such acts or omissions,  and (B) as additionally provided herein with respect to the L/C Issuer.

     (b)  PROCEDURES FOR ISSUANCE AND AMENDMENT OF LETTERS OF CREDIT.

          (i) Each Letter of Credit shall be issued or amended,  as the case may be, upon the request of the  Borrower  delivered  to the L/C Issuer (with a copy to the  Administrative  Agent)  in the  form  of a  Letter  of  Credit
     Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C
     Issuer and the Administrative  Agent not later than 11:00 a.m. at least two

                                       25

     Business Days (or such later date and time as the Administrative  Agent and the L/C Issuer may agree in a particular instance in their sole discretion)
     prior to the proposed  issuance date or date of amendment,  as the case may
     be. In the case of a request for an initial issuance of a Letter of Credit, such  Letter  of  Credit  Application  shall  specify  in form  and  detail satisfactory  to the L/C  Issuer:  (A) the  proposed  issuance  date of the requested  Letter of Credit (which shall be a Business Day); (B) the amount thereof;  (C) the  expiry  date  thereof;  (D) the name and  address of the beneficiary  thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder;  (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G)
     such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit
     Application shall specify in form and detail satisfactory to the L/C Issuer
     (A) the Letter of Credit to be amended;  (B) the proposed date of amendment thereof  (which  shall be a Business  Day);  (C) the nature of the proposed amendment;  and (D) such  other  matters  as the L/C  Issuer  may  require.
     Additionally,  the  Borrower  shall  furnish  to the  L/C  Issuer  and  the
     Administrative  Agent such other  documents and  information  pertaining to such requested Letter of Credit issuance or amendment, including any Issuer
     Documents, as the L/C Issuer or the Administrative Agent may require.

          (ii) Promptly after receipt of any Letter of Credit  Application,  the
     L/C Issuer will confirm with the  Administrative  Agent (by telephone or in writing) that the  Administrative  Agent has received a copy of such Letter of Credit  Application  from the Borrower  and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender,  the  Administrative  Agent or any Loan Party,  at least one Business Day prior to the  requested  date of issuance or amendment of the applicable Letter of Credit,  that one or more applicable  conditions contained in ARTICLE IV shall not then be satisfied, then,  subject  to the terms and  -----------  conditions  hereof,  the L/C
     Issuer  shall,  on the  requested  date,  issue a Letter of Credit  for the account of the Borrower or enter into the applicable amendment, as the case may be,  in each  case in  accordance  with  the  L/C  Issuer's  usual  and customary business practices.  Immediately upon the issuance of each Letter of Credit,  each  Lender  shall be deemed to,  and hereby  irrevocably  and
     unconditionally   agrees   to,   purchase   from  the  L/C  Issuer  a  risk
     participation in such Letter of Credit in an amount equal to the product of such  Lender's  Applicable  Percentage  times the amount of such  Letter of
     Credit.

          (iii)  Promptly  after  its  delivery  of any  Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the  beneficiary  thereof,  the L/C  Issuer  will  also  deliver  to the
     Borrower  and the  Administrative  Agent a true and  complete  copy of such
     Letter of Credit or amendment.

     (c)  DRAWINGS AND REIMBURSEMENTS; FUNDING OF PARTICIPATIONS.

          (i) Upon receipt from the  beneficiary  of any Letter of Credit of any notice of a drawing  under  such  Letter of Credit,  the L/C  Issuer  shall notify the Borrower and the  Administrative  Agent thereof.  Not later than
     11:00 a.m. on the date of any  payment by the L/C Issuer  under a Letter of

                                       26

     Credit (each such date, an "HONOR DATE"),  the Borrower shall reimburse the
     L/C  Issuer  through  the  Administrative  Agent in an amount  equal to the amount of such  drawing.  If the  Borrower  fails to so  reimburse  the L/C
     Issuer by such time, the  Administrative  Agent shall promptly  notify each
     Lender of the Honor  Date,  the  amount of the  unreimbursed  drawing  (the
     "UNREIMBURSED   AMOUNT"),  and  the  amount  of  such  Lender's  Applicable
     Percentage  thereof.  In such event,  the Borrower  shall be deemed to have requested a Committed  Borrowing  of Base Rate Loans to be disbursed on the
     Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum  and  multiples  specified  in SECTION  2.02 for the  principal amount of Base Rate  Loans,  but  subject to the  amount of the  unutilized portion  of the  Aggregate  Commitments  and the  conditions  set  forth in
     SECTION  4.02 (other than the  delivery of a Committed  Loan  Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this
     SECTION  2.03(C)(I) may be given by telephone if  immediately  confirmed in writing; PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (ii) Each Lender shall upon any notice pursuant to SECTION  2.03(C)(I)
     make funds available to the Administrative Agent for the account of the L/C
     Issuer at the  Administrative  Agent's  Office  in an  amount  equal to its
     Applicable  Percentage of the Unreimbursed  Amount not later than 1:00 p.m.
     on the Business Day specified in such notice by the  Administrative  Agent, whereupon,  subject to the provisions of SECTION 2.03(C)(III),  each Lender that so makes  funds  available  shall be  deemed  to have made a Base Rate
     Committed  Loan to the Borrower in such amount.  The  Administrative  Agent shall remit the funds so received to the L/C Issuer.

          (iii)  With  respect  to any  Unreimbursed  Amount  that is not  fully refinanced  by a  Committed  Borrowing  of  Base  Rate  Loans  because  the conditions  set forth in SECTION  4.02 cannot be satisfied or for any other reason,  the Borrower  shall be deemed to have incurred from the L/C Issuer an L/C  Borrowing in the amount of the  Unreimbursed  Amount that is not so refinanced,  which  L/C  Borrowing  shall  be due  and  payable  on  demand
     (together  with  interest)  and shall bear interest at the Default Rate. In such  event,  each  Lender's  payment to the  Administrative  Agent for the account of the L/C Issuer pursuant to SECTION  2.03(C)(II)  shall be deemed payment in respect of its  participation  in such L/C  Borrowing  and shall constitute  an  L/C  Advance  from  such  Lender  in  satisfaction  of  its participation obligation under this SECTION 2.03.

          (iv)  Until  each  Lender  funds  its  Committed  Loan or L/C  Advance pursuant to this SECTION 2.03(C) to reimburse the L/C Issuer for any amount drawn  under any Letter of  Credit,  interest  in respect of such  Lender's
     Applicable Percentage of such amount shall be solely for the account of the
     L/C Issuer.

          (v) Each Lender's  obligation to make Committed  Loans or L/C Advances to reimburse the L/C Issuer for amounts  drawn under Letters of Credit,  as contemplated by this SECTION 2.03(C),  shall be absolute and  unconditional and shall not be affected by any  circumstance,  including  (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C  Issuer,  the  Borrower or any other  Person for any reason whatsoever;  (B) the  occurrence or  continuance  of a Default,  or (C) any other occurrence,  event or condition, whether or not similar to any of the foregoing;  PROVIDED,  HOWEVER,  that  each  Lender's  obligation  to  make

                                       27

     Committed  Loans  pursuant  to  this  SECTION  2.03(C)  is  subject  to the conditions  set forth in SECTION 4.02 (other than  delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise  impair the  obligation  of the Borrower to reimburse  the L/C
     Issuer  for the  amount of any  payment  made by the L/C  Issuer  under any
     Letter of Credit, together with interest as provided herein.

          (vi) If any Lender fails to make available to the Administrative Agent for the  account of the L/C Issuer any amount  required  to be paid by such
     Lender pursuant to the foregoing  provisions of this SECTION 2.03(C) by the time specified in SECTION 2.03(C)(II),  the L/C Issuer shall be entitled to recover from such Lender  (acting  through the  Administrative  Agent),  on demand, such amount with interest thereon for the period from the date such payment  is  required  to the date on which  such  payment  is  immediately available to the L/C Issuer at a rate per annum equal to the greater of the
     Federal  Funds Rate and a rate  determined  by the L/C Issuer in accordance with banking industry rules on interbank compensation. A certificate of the
     L/C Issuer submitted to any Lender (through the Administrative  Agent) with respect to any amounts  owing  under this  clause (vi) shall be  conclusive absent manifest error.

     (d)  REPAYMENT OF PARTICIPATIONS.

          (i) At any time  after the L/C  Issuer  has made a  payment  under any
     Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such  payment in  accordance  with  SECTION  2.03(C),  if the
     Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related  Unreimbursed Amount or interest thereon (whether directly  from  the  Borrower  or  otherwise,  including  proceeds  of Cash
     Collateral applied thereto by the Administrative Agent), the Administrative
     Agent will  distribute  to such Lender its  Applicable  Percentage  thereof
     (appropriately  adjusted,  in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was  outstanding)  in the same funds as those received by the Administrative Agent.

          (ii) If any  payment  received  by the  Administrative  Agent  for the account of the L/C Issuer pursuant to SECTION  2.03(C)(I) is required to be returned  under  any  of  the  circumstances  described  in  SECTION  10.05
     (including pursuant to any settlement entered into by the L/C Issuer in its discretion),  each  Lender  shall pay to the  Administrative  Agent for the account of the L/C Issuer its  Applicable  Percentage  thereof on demand of the  Administrative  Agent,  plus  interest  thereon  from the date of such demand to the date such amount is returned  by such  Lender,  at a rate per annum  equal to the  Federal  Funds Rate from time to time in  effect.  The obligations  of the Lenders  under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

     (e) OBLIGATIONS  ABSOLUTE.  The obligation of the Borrower to reimburse the
L/C Issuer for each  drawing  under each  Letter of Credit and to repay each L/C
Borrowing shall be absolute,  unconditional  and irrevocable,  and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                                       28

          (i) any lack of validity or  enforceability  of such Letter of Credit, this Agreement, or any other Loan Document;

          (ii) the  existence  of any claim,  counterclaim,  setoff,  defense or other  right  that  the  Borrower  or any  Subsidiary  may have at any time against any  beneficiary or any transferee of such Letter of Credit (or any
     Person for whom any such beneficiary or any such transferee may be acting), the L/C  Issuer  or any  other  Person,  whether  in  connection  with this
     Agreement, the transactions contemplated hereby or by such Letter of Credit
     or  any  agreement  or  instrument   relating  thereto,  or  any  unrelated
     transaction;

          (iii) any draft, demand, certificate or other document presented under such  Letter  of  Credit  proving  to be  forged,  fraudulent,  invalid  or insufficient  in any  respect  or any  statement  therein  being  untrue or inaccurate  in any  respect;  or any loss or delay in the  transmission  or otherwise  of any document  required in order to make a drawing  under such
     Letter of Credit;

          (iv) any payment by the L/C Issuer under such Letter of Credit against presentation  of a draft or certificate  that does not strictly comply with the terms of such Letter of Credit;  or any payment  made by the L/C Issuer under  such  Letter of Credit to any Person  purporting  to be a trustee in bankruptcy,  debtor-in-possession,  assignee for the benefit of  creditors, liquidator,  receiver  or  other  representative  of or  successor  to  any beneficiary  or any  transferee  of such  Letter of Credit,  including  any arising in connection with any proceeding under any Debtor Relief Law; or

          (v) any other  circumstance  or happening  whatsoever,  whether or not similar to any of the  foregoing,  including  any other  circumstance  that might otherwise  constitute a defense  available to, or a discharge of, the
     Borrower or any Subsidiary.

     The  Borrower  shall  promptly  examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance  with  the  Borrower's  instructions  or other  irregularity,  the
Borrower  will  immediately  notify  the  L/C  Issuer.  The  Borrower  shall  be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

     (f) ROLE OF L/C ISSUER.  Each Lender and the Borrower agree that, in paying any  drawing  under a  Letter  of  Credit,  the L/C  Issuer  shall  not have any responsibility to obtain any document (other than any sight draft,  certificates and  documents  expressly  required by the Letter of Credit) or to  ascertain or inquire as to the validity or accuracy of any such  document or the authority of the Person  executing or delivering any such  document.  None of the L/C Issuer, the  Administrative  Agent,  any of their  respective  Related  Parties  nor any correspondent,  participant or assignee of the L/C Issuer shall be liable to any
Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii)
any  action  taken or  omitted in the  absence  of gross  negligence  or willful
misconduct;   or  (iii)   the  due   execution,   effectiveness,   validity   or
enforceability of any document or instrument  related to any Letter of Credit or
Issuer Document.  The Borrower hereby assumes all risks of the acts or omissions of any  beneficiary  or  transferee  with  respect  to its use of any  Letter of
Credit;  PROVIDED,  however,  that this assumption is not intended to, and shall

                                       29

not,  preclude the  Borrower's  pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer,  the  Administrative  Agent, any of their respective  Related
Parties nor any  correspondent,  participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through
(v) of SECTION 2.03(E); PROVIDED,  however, that anything in such clauses to the contrary notwithstanding,  the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent,  of any  direct,  as  opposed to  consequential  or  exemplary,  damages suffered  by the  Borrower  which the  Borrower  proves  were  caused by the L/C
Issuer's  willful  misconduct or gross  negligence  or the L/C Issuer's  willful failure to pay under any Letter of Credit  after the  presentation  to it by the beneficiary  of a sight draft and  certificate(s)  strictly  complying  with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing,  the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation,  regardless of any notice or  information  to the  contrary,  and the L/C  Issuer  shall not be responsible  for the validity or sufficiency of any instrument  transferring  or assigning or  purporting  to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     (g) CASH COLLATERAL.  Upon the request of the Administrative  Agent, (i) if the L/C Issuer has honored any full or partial  drawing request under any Letter of Credit and such drawing has resulted in an L/C  Borrowing,  or (ii) if, as of the Letter of Credit  Expiration Date, any L/C Obligation for any reason remains outstanding,  the Borrower shall, in each case,  immediately Cash  Collateralize the then Outstanding  Amount of all L/C  Obligations.  SECTIONS 2.05 and 8.02(C)
set forth certain additional  requirements to deliver Cash Collateral hereunder.
For  purposes of this SECTION  2.03,  SECTION  2.05 and SECTION  8.02(C),  "Cash
Collateralize" means to pledge and deposit with or deliver to the Administrative
Agent, for the benefit of the L/C Issuer and the Lenders,  as collateral for the
L/C Obligations,  cash or deposit account balances  pursuant to documentation in form and substance  satisfactory to the Administrative  Agent and the L/C Issuer
(which  documents are hereby  consented to by the Lenders).  Derivatives of such
term  have   corresponding   meanings.   The  Borrower   hereby  grants  to  the
Administrative  Agent,  for the  benefit of the L/C Issuer  and the  Lenders,  a security  interest in all such cash,  deposit  accounts and all balances therein and all  proceeds of the  foregoing.  Cash  Collateral  shall be  maintained  in blocked, non-interest bearing deposit accounts at Bank of America.

     (h)  APPLICABILITY  OF ISP. Unless  otherwise  expressly  agreed by the L/C
Issuer and the Borrower when a Letter of Credit is issued,  the rules of the ISP shall apply to each standby Letter of Credit.

     (i) LETTER OF CREDIT  FEES.  The Borrower  shall pay to the  Administrative
Agent  for  the  account  of each  Lender  in  accordance  with  its  Applicable
Percentage  a Letter of Credit fee (the  "Letter of Credit Fee") for each Letter of Credit equal to the  Applicable  Rate times the daily amount  available to be drawn under such Letter of Credit.  For purposes of  computing  the daily amount available  to be drawn under any Letter of Credit,  the amount of such Letter of
Credit shall be  determined in  accordance  with SECTION 1.06.  Letter of Credit
Fees shall be (i)  computed  on a  quarterly  basis in arrears  and (ii) due and payable on the first Business Day after the end of each March,  June,  September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on

                                       30

demand.  If there is any change in the Applicable  Rate during any quarter,  the daily amount available to be drawn under each Letter of Credit shall be computed and  multiplied by the  Applicable  Rate  separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein,  upon the request of the Required Lenders,  while any
Event of Default  exists,  all Letter of Credit Fees shall accrue at the Default
Rate.

     (j) FRONTING FEE AND  DOCUMENTARY  AND  PROCESSING  CHARGES  PAYABLE TO L/C
ISSUER.  The Borrower shall pay directly to the L/C Issuer for its own account a fronting  fee with  respect  to each  Letter  of  Credit,  at the rate per annum specified in the Fee Letter,  computed on the daily amount available to be drawn under such Letter of Credit on a quarterly  basis in arrears.  Such fronting fee shall be due and payable on the tenth  Business Day after the end of each March,
June,  September  and December in respect of the most  recently-ended  quarterly period (or portion thereof,  in the case of the first payment),  commencing with the first such date to occur after the issuance of such Letter of Credit, on the
Letter of Credit  Expiration  Date and  thereafter  on demand.  For  purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined  in accordance  with SECTION
1.06. In addition,  the Borrower  shall pay directly to the L/C Issuer,  for its
own  account,  the  customary  issuance,   presentation,   amendment  and  other
processing  fees,  and other  standard  costs  and  charges,  of the L/C  Issuer relating  to letters of credit as from time to time in  effect.  Such  customary fees and  standard  costs and  charges  are due and  payable  on demand  and are nonrefundable.

     (k) CONFLICT WITH ISSUER  DOCUMENTS.  In the event of any conflict  between the terms  hereof and the terms of any Issuer  Document,  the terms hereof shall control.

     2.04 SWING LINE LOANS.

     (a) THE SWING LINE.  Subject to the terms and  conditions set forth herein, the Swing Line Lender  agrees,  in  reliance  upon the  agreements  of the other
Lenders set forth in this SECTION  2.04, to make loans (each such loan, a "Swing
Line Loan") to the  Borrower  from time to time on any  Business  Day during the
Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit,  notwithstanding the fact that such Swing
Line Loans,  when aggregated  with the Applicable  Percentage of the Outstanding
Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line
Lender, may exceed the amount of such Lender's  Commitment;  PROVIDED,  however, that after  giving  effect to any Swing Line  Loan,  (i) the Total  Outstandings shall not exceed the Aggregate  Commitments,  and (ii) the aggregate Outstanding
Amount of the  Committed  Loans of any  Lender,  plus such  Lender's  Applicable
Percentage of the Outstanding Amount of all L/C Obligations,  plus such Lender's
Applicable  Percentage of the  Outstanding  Amount of all Swing Line Loans shall not exceed such Lender's Commitment,  and PROVIDED,  further,  that the Borrower shall not use the proceeds of any Swing Line Loan to refinance  any  outstanding
Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this SECTION 2.04, prepay under
SECTION 2.05, and reborrow  under this SECTION 2.04.  Each Swing Line Loan shall be a Base Rate Loan.  Immediately  upon the  making of a Swing  Line Loan,  each
Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to,

                                       31

purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's  Applicable  Percentage times the amount of such Swing Line Loan.

     (b) BORROWING PROCEDURES.  Each Swing Line Borrowing shall be made upon the
Borrower's  irrevocable  notice to the Swing Line Lender and the  Administrative
Agent, which may be given by telephone. Each such notice must be received by the
Swing Line Lender and the  Administrative  Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 , and (ii) the requested  borrowing  date,  which shall be a Business Day. Each such telephonic notice must be confirmed  promptly by delivery to the Swing Line Lender and the  Administrative  Agent of a written
Swing Line Loan  Notice,  appropriately  completed  and signed by a  Responsible
Officer of the Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic  Swing Line Loan Notice,  the Swing Line Lender will confirm with the
Administrative  Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender
will  notify  the  Administrative  Agent (by  telephone  or in  writing)  of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the  Administrative  Agent  (including at the request of any
Lender) prior to 2:00 p.m. on the date of the proposed  Swing Line Borrowing (A)
directing  the Swing Line Lender not to make such Swing Line Loan as a result of the  limitations  set forth in the  proviso  to the first  sentence  of  SECTION
2.04(A),  or (B)  that one or more of the  applicable  conditions  specified  in
Article IV is not then  satisfied,  then,  subject  to the terms and  conditions hereof,  the Swing Line Lender will,  not later than 3:00 p.m. on the  borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line
Loan  available to the  Borrower at its office by  crediting  the account of the
Borrower on the books of the Swing Line Lender in immediately available funds.

     (c)  REFINANCING OF SWING LINE LOANS.

          (i) The  Swing  Line  Lender  at any  time in its  sole  and  absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes  the Swing Line Lender to so request on its  behalf),  that each
     Lender make a Base Rate  Committed Loan in an amount equal to such Lender's
     Applicable  Percentage of the amount of Swing Line Loans then  outstanding.
     Such  request  shall be made in writing  (which  written  request  shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the  requirements  of SECTION 2.02,  without regard to the minimum and multiples  specified  therein for the principal  amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate  Commitments and the conditions  set forth in SECTION 4.02.  The Swing Line Lender shall furnish the Borrower with a copy of the applicable  Committed Loan Notice  promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable  Percentage of the amount  specified in such  Committed  Loan Notice  available to the  Administrative  Agent in immediately available funds for the account of the Swing Line Lender at the
     Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice,  whereupon,  subject to SECTION 2.04(C)(II), each Lender that so makes  funds  available  shall be deemed to have made a
     Base Rate Committed Loan to the Borrower in such amount. The Administrative
     Agent shall remit the funds so received to the Swing Line Lender.

                                       32

          (ii) If for any  reason any Swing Line Loan  cannot be  refinanced  by such a Committed  Borrowing  in  accordance  with SECTION  2.04(C)(I),  the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth  herein  shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk  participation in the relevant Swing
     Line Loan and each  Lender's  payment to the  Administrative  Agent for the account of the Swing Line Lender  pursuant to SECTION  2.04(C)(I)  shall be deemed payment in respect of such participation.

          (iii) If any  Lender  fails to make  available  to the  Administrative
     Agent for the  account of the Swing Line  Lender any amount  required to be paid by such Lender  pursuant to the  foregoing  provisions of this SECTION
     2.04(C) by the time specified in SECTION 2.04(C)(I),  the Swing Line Lender shall  be  entitled  to  recover  from  such  Lender  (acting  through  the
     Administrative Agent), on demand, such amount with interest thereon for the period  from the date such  payment is  required  to the date on which such payment is  immediately  available  to the Swing Line  Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate  determined by the Swing Line  Lender in  accordance  with  banking  industry  rules on interbank compensation. A certificate of the Swing Line Lender submitted to any Lender (through the  Administrative  Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

          (iv) Each Lender's  obligation to make Committed  Loans or to purchase and fund risk  participations  in Swing Line Loans pursuant to this SECTION
     2.04(C)  shall be absolute and  unconditional  and shall not be affected by any  circumstance,  including  (A) any  setoff,  counterclaim,  recoupment, defense or other right  which such  Lender may have  against the Swing Line
     Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence,  event or  condition,  whether or not similar to any of the  foregoing;  PROVIDED,
     HOWEVER,  that each Lender's obligation to make Committed Loans pursuant to this  SECTION  2.04(C) is subject  to the  conditions  set forth in SECTION
     4.02.  No such funding of risk  participations  shall  relieve or otherwise impair the  obligation of the Borrower to repay Swing Line Loans,  together with interest as provided herein.

     (d)  REPAYMENT OF PARTICIPATIONS.

          (i) At any time  after any  Lender  has  purchased  and  funded a risk participation  in a Swing Line Loan, if the Swing Line Lender  receives any payment on account of such  Swing  Line Loan,  the Swing Line  Lender  will distribute  to such  Lender  its  Applicable  Percentage  of  such  payment
     (appropriately  adjusted,  in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by the Swing Line Lender.

          (ii) If any  payment  received  by the Swing Line Lender in respect of principal  or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the  circumstances  described in SECTION
     10.05 (including  pursuant to any settlement entered into by the Swing Line
     Lender in its  discretion),  each Lender shall pay to the Swing Line Lender its Applicable  Percentage thereof on demand of the  Administrative  Agent,

                                       33

     plus interest  thereon from the date of such demand to the date such amount is  returned,  at a rate per annum  equal to the Federal  Funds  Rate.  The
     Administrative  Agent will make such  demand  upon the request of the Swing
     Line Lender. The obligations of the Lenders under this clause shall survive the  payment  in  full  of the  Obligations  and  the  termination  of this
     Agreement.

     (e) INTEREST FOR ACCOUNT OF SWING LINE LENDER.  The Swing Line Lender shall be responsible  for invoicing the Borrower for interest on the Swing Line Loans.
Until  each  Lender  funds its Base Rate  Committed  Loan or risk  participation pursuant to this SECTION 2.04 to refinance such Lender's  Applicable  Percentage of any Swing Line Loan, interest in respect of such Applicable  Percentage shall be solely for the account of the Swing Line Lender.

     (f)  PAYMENTS  DIRECTLY TO SWING LINE LENDER.  The Borrower  shall make all payments of principal  and interest in respect of the Swing Line Loans  directly to the Swing Line Lender.

     2.05 PREPAYMENTS.

     (a) The Borrower may, upon notice to the Administrative  Agent, at any time or from  time to time  voluntarily  prepay  Committed  Loans in whole or in part without  premium or penalty;  PROVIDED  that (i) such notice must be received by the  Administrative  Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of Eurodollar  Rate Loans and (B) on the date of prepayment of Base Rate Committed Loans;  (ii) any prepayment of Eurodollar Rate
Loans  shall be in a  principal  amount of  $1,000,000  or a whole  multiple  of
$1,000,000 in excess  thereof;  and (iii) any  prepayment of Base Rate Committed
Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then  outstanding.  Each such notice  shall  specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid.  The Administrative
Agent will promptly  notify each Lender of its receipt of each such notice,  and of the amount of such Lender's Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment  amount  specified  in such notice  shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued  interest on the amount  prepaid,  together  with any  additional amounts required pursuant to SECTION 3.05. Each such prepayment shall be applied to the  Committed  Loans of the  Lenders in  accordance  with  their  respective
Applicable Percentages.

     (b) The Borrower  may, upon notice to the Swing Line Lender (with a copy to the Administrative  Agent), at any time or from time to time, voluntarily prepay
Swing Line Loans in whole or in part without  premium or penalty;  PROVIDED that
(i) such notice must be received by the Swing Line Lender and the Administrative
Agent not later than 1:00 p.m. on the date of the prepayment,  and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower,  the Borrower  shall make such  prepayment  and the payment amount specified in such notice shall be due and payable on the date specified therein.

     (b) If for any  reason  the  Total  Outstandings  at any  time  exceed  the
Aggregate  Commitments  then in effect,  the Borrower shall  immediately  prepay
Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal

                                       34

to such excess;  PROVIDED,  however,  that the Borrower shall not be required to
Cash  Collateralize the L/C Obligations  pursuant to this SECTION 2.05(C) unless after the  prepayment  in full of the Loans the Total  Outstandings  exceed  the
Aggregate Commitments then in effect.

     2.06 TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate  Commitments,  or from time to time permanently reduce the Aggregate Commitments; PROVIDED that (i) any such notice shall be received by the  Administrative  Agent not later than 11:00 a.m.
five Business Days prior to the date of termination or reduction,  (ii) any such partial  reduction  shall be in an aggregate  amount of  $1,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate  Commitments  if, after giving effect thereto and to any concurrent  prepayments  hereunder,  the Total  Outstandings  would  exceed  the
Aggregate Commitments,  and (iv) if, after giving effect to any reduction of the
Aggregate Commitments,  the Letter of Credit Sublimit or the Swing Line Sublimit
exceeds  the  amount  of the  Aggregate  Commitments,  such  Sublimit  shall  be automatically  reduced by the amount of such excess.  The  Administrative  Agent will promptly  notify the Lenders of any such notice of termination or reduction of the Aggregate  Commitments.  Any reduction of the Aggregate Commitments shall be  applied  to the  Commitment  of  each  Lender  according  to its  Applicable
Percentage.  All fees accrued until the effective date of any termination of the
Aggregate Commitments shall be paid on the effective date of such termination.

     2.07 REPAYMENT OF LOANS.

     (a) The  Borrower  shall  repay to the  Lenders  on the  Maturity  Date the aggregate principal amount of Committed Loans outstanding on such date.

     (b) The  Borrower  shall repay each Swing Line Loan on the earlier to occur of (i) the date fifteen (15)  Business Days after such Loan is made and (ii) the
Maturity Date.

     2.08 INTEREST.

     (a) Subject to the provisions of subsection (b) below,  (i) each Eurodollar
Rate Loan shall bear interest on the  outstanding  principal  amount thereof for each Interest  Period at a rate per annum equal to the Eurodollar  Rate for such
Interest  Period plus the  Applicable  Rate;  (ii) each Base Rate Committed Loan shall  bear  interest  on the  outstanding  principal  amount  thereof  from the applicable  borrowing  date at a rate per annum  equal to the Base Rate plus the
Applicable  Rate;  and (iii) each Swing  Line Loan  shall bear  interest  on the outstanding  principal  amount thereof from the  applicable  borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

     (b)  (i) If any  amount  of  principal  of any  Loan is not  paid  when due
(without regard to any applicable grace periods), whether at stated maturity, by acceleration  or  otherwise,  such amount shall  thereafter  bear  interest at a fluctuating  interest  rate per annum at all times equal to the Default  Rate to the fullest extent permitted by applicable Laws.

          (ii) If any amount  (other than  principal of any Loan) payable by the
     Borrower  under any Loan  Document is not paid when due (without  regard to any applicable grace periods),  whether at stated maturity, by acceleration

                                       35

     or otherwise,  then upon the request of the Required  Lenders,  such amount shall thereafter bear interest at a fluctuating  interest rate per annum at all times equal to the  Default  Rate to the fullest  extent  permitted  by applicable Laws.

          (iii) Upon the  request of the  Required  Lenders,  while any Event of
     Default exists,  the Borrower shall pay interest on the principal amount of all outstanding  Obligations  hereunder at a fluctuating  interest rate per annum  at all  times  equal  to the  Default  Rate  to the  fullest  extent permitted by applicable Laws.

          (iv)  Accrued  and  unpaid  interest  on past due  amounts  (including interest on past due interest) shall be due and payable upon demand.

     (c)  Interest  on each Loan  shall be due and  payable  in  arrears on each
Interest  Payment  Date  applicable  thereto  and at such other  times as may be specified herein. Interest hereunder shall be due and payable in accordance with
the  terms  hereof  before  and  after  judgment,   and  before  and  after  the
commencement of any proceeding under any Debtor Relief Law.

     2.09 FEES. In addition to certain fees described in subsections (i) and (j)
of SECTION 2.03:

     (a) COMMITMENT FEE. The Borrower shall pay to the Administrative  Agent for the account of each  Lender in  accordance  with its  Applicable  Percentage,  a commitment  fee equal to the  Applicable  Rate times the actual  daily amount by which the Aggregate  Commitments exceed the sum of (i) the Outstanding Amount of
Committed  Loans  and  (ii)  the  Outstanding  Amount  of L/C  Obligations.  The
commitment  fee shall  accrue  at all  times  during  the  Availability  Period, including at any time during which one or more of the  conditions  in Article IV is not met,  and  shall be due and  payable  quarterly  in  arrears  on the last
Business Day of each March,  June,  September and December,  commencing with the first such date to occur after the Closing Date,  and on the Maturity  Date. The commitment  fee shall be  calculated  quarterly in arrears,  and if there is any change in the Applicable Rate during any quarter,  the actual daily amount shall be computed and  multiplied by the  Applicable  Rate  separately for each period during such quarter that such Applicable Rate was in effect.

     (b) OTHER FEES.

          (i) The Borrower  shall pay to the  Arranger  and the  Administrative
     Agent for their own  respective  accounts  fees in the  amounts  and at the times  specified  in the Fee Letter.  Such fees shall be fully  earned when paid and shall not be refundable for any reason whatsoever.

          (ii) The  Borrower  shall pay to the  Lenders  such fees as shall have been  separately  agreed upon in writing in the amounts and at the times so specified.  Such  fees  shall be fully  earned  when  paid and shall not be refundable for any reason whatsoever.

     2.10 COMPUTATION  OF INTEREST AND FEES.  All  computations  of interest for
Base Rate Loans when the Base Rate is  determined  by Bank of  America's  "prime rate"  shall be made on the basis of a year of 365 or 366 days,  as the case may

                                       36

be, and actual days elapsed.  All other  computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest,  as applicable,  being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the
Loan is made,  and shall not accrue on a Loan, or any portion  thereof,  for the day on which the Loan or such  portion is paid,  PROVIDED  that any Loan that is repaid on the same day on which it is made  shall,  subject to SECTION  2.12(A), bear interest for one day. Each determination by the Administrative  Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

     2.11 EVIDENCE OF DEBT.

     (a) The Credit  Extensions made by each Lender shall be evidenced by one or more  accounts or records  maintained  by such Lender and by the  Administrative
Agent in the ordinary course of business.  The accounts or records maintained by the  Administrative  Agent and each Lender shall be conclusive  absent  manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not,  however,  limit or otherwise  affect the  obligation of the
Borrower  hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict  between the accounts  and records  maintained  by any
Lender and the  accounts and records of the  Administrative  Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest  error.  Upon the request of any Lender made  through the Administrative  Agent, the Borrower shall execute and deliver to such Lender
(through the  Administrative  Agent) a Note,  which shall evidence such Lender's
Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and  endorse  thereon  the date,  Type (if  applicable),  amount and maturity of its Loans and payments with respect thereto.

     (b) In addition to the accounts and records  referred to in subsection (a), each Lender and the  Administrative  Agent shall maintain in accordance with its usual  practice  accounts or records  evidencing the purchases and sales by such
Lender of participations in Letters of Credit and Swing Line Loans. In the event
of  any  conflict   between  the  accounts   and  records   maintained   by  the
Administrative  Agent and the  accounts  and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

     2.12 PAYMENTS GENERALLY; ADMINISTRATIVE AGENT'S CLAWBACK.

     (a) GENERAL.  All payments to be made by the Borrower shall be made without condition or deduction  for any  counterclaim,  defense,  recoupment  or setoff.
Except as  otherwise  expressly  provided  herein,  all payments by the Borrower hereunder  shall be made to the  Administrative  Agent,  for the  account of the respective Lenders to which such payment is owed, at the Administrative  Agent's
Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative  Agent will promptly distribute to each Lender its  Applicable  Percentage (or other  applicable  share as provided herein) of such  payment  in like funds as  received  by wire  transfer  to such
Lender's Lending Office. All payments received by the Administrative Agent after
2:00 p.m. shall be deemed received on the next  succeeding  Business Day and any

                                       37

applicable  interest or fee shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following  Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

     (b)  FUNDING BY LENDERS; PRESUMPTION BY ADMINISTRATIVE AGENT.

          (i) Unless the Administrative  Agent shall have received notice from a
     Lender prior to the proposed date of any Committed  Borrowing of Eurodollar
     Rate Loans (or, in the case of any Committed  Borrowing of Base Rate Loans, prior to 12:00  noon on the date of such  Committed  Borrowing)  that  such
     Lender will not make  available to the  Administrative  Agent such Lender's share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share  available on such date in accordance  with
     SECTION 2.02 (or, in the case of a Committed Borrowing of ------------ Base
     Rate Loans,  that such Lender has made such share  available in  accordance with and at the time  required by SECTION  2.02) and may, in  -------------
     reliance  upon  such   assumption,   make   available  to  the  Borrower  a
     corresponding  amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative
     Agent, then the applicable  Lender and the Borrower  severally agree to pay to the Administrative  Agent forthwith on demand such corresponding  amount in immediately available funds with interest thereon, for each day from and including  the date such amount is made  available  to the  Borrower to but excluding the date of payment to the  Administrative  Agent,  at (A) in the case of a payment to be made by such  Lender,  the  greater of the  Federal
     Funds Rate and a rate determined by the Administrative  Agent in accordance with banking  industry rules on interbank  compensation and (B) in the case of a payment to be made by the Borrower,  the interest  rate  applicable to
     Base Rate Loans. If the Borrower and such Lender shall pay such interest to the  Administrative  Agent  for the  same  or an  overlapping  period,  the
     Administrative  Agent shall  promptly  remit to the  Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable  Committed  Borrowing to the Administrative  Agent,
     then the amount so paid  shall  constitute  such  Lender's  Committed  Loan included in such Committed Borrowing.  Any payment by the Borrower shall be without  prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

          (ii)  PAYMENTS BY  BORROWER;  PRESUMPTIONS  BY  ADMINISTRATIVE  AGENT.
     Unless  the  Administrative  Agent  shall  have  received  notice  from the
     Borrower   prior  to  the  date  on  which  any   payment  is  due  to  the
     Administrative  Agent for the  account  of the  Lenders  or the L/C  Issuer hereunder that the Borrower will not make such payment,  the Administrative
     Agent may assume that the  Borrower  has made such  payment on such date in accordance  herewith and may, in reliance upon such assumption,  distribute to the  Lenders or the L/C  Issuer,  as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the  Lenders or the L/C  Issuer,  as the case may be,  severally  agrees to repay to the  Administrative  Agent  forthwith  on  demand  the  amount  so distributed  to such Lender or the L/C  Issuer,  in  immediately  available funds with interest thereon,  for each day from and including the date such amount is  distributed  to it to but  excluding  the date of payment to the

                                       38

     Administrative  Agent,  at the greater of the Federal Funds Rate and a rate determined by the Administrative  Agent in accordance with banking industry rules on interbank compensation.

     A notice of the  Administrative  Agent to any Lender or the  Borrower  with respect  to any amount  owing  under this  subsection  (b) shall be  conclusive, absent manifest error.

     (c) FAILURE TO SATISFY CONDITIONS PRECEDENT.  If any Lender makes available to the  Administrative  Agent  funds  for any Loan to be made by such  Lender as provided in the foregoing  provisions of this Article II, and such funds are not made  available  to  the  Borrower  by  the  Administrative  Agent  because  the conditions to the  applicable  Credit  Extension set forth in Article IV are not satisfied or waived in  accordance  with the terms  hereof,  the  Administrative
Agent shall  return such funds (in like funds as received  from such  Lender) to such Lender, without interest.

     (d)  OBLIGATIONS  OF  LENDERS  SEVERAL.  The  obligations  of  the  Lenders hereunder to make Committed Loans, to fund  participations  in Letters of Credit and Swing Line Loans and to make  payments  pursuant  to  SECTION  10.04(C)  are several and not joint.  The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under SECTION 10.04(C) on any date required  hereunder shall not relieve any other Lender of its corresponding obligation  to do so on such date,  and no Lender shall be  responsible  for the failure of any other  Lender to so make its  Committed  Loan,  to  purchase  its participation or to make its payment under SECTION 10.04(C).

     (e) FUNDING  SOURCE.  Nothing herein shall be deemed to obligate any Lender to  obtain  the  funds  for any Loan in any  particular  place or  manner  or to constitute  a  representation  by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

     2.13 SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of setoff or counterclaim  or otherwise,  obtain payment in respect of any principal  of or  interest  on any of the  Committed  Loans  made by it,  or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender's  receiving payment of a proportion of the aggregate amount of such
Committed Loans or participations  and accrued interest thereon greater than its
PRO RATA share  thereof as  provided  herein,  then the  Lender  receiving  such greater proportion shall (a) notify the  Administrative  Agent of such fact, and
(b) purchase (for cash at face value)  participations in the Committed Loans and subparticipations  in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such  payments  shall be shared by the Lenders  ratably in  accordance  with the aggregate  amount of  principal  of and  accrued  interest  on their  respective
Committed Loans and other amounts owing them, PROVIDED that:

          (i) if any such participations or subparticipations  are purchased and all or any portion of the payment  giving rise thereto is  recovered,  such participations  or  subparticipations  shall be rescinded  and the purchase price restored to the extent of such recovery, without interest; and

                                       39

          (ii) the provisions of this Section shall not be construed to apply to
     (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment  obtained by a Lender as consideration  for the assignment of or sale of a  participation  in any of its Committed Loans or  subparticipations  in L/C Obligations or Swing Line
     Loans to any  assignee or  participant,  other than to the  Borrower or any
     Subsidiary  thereof  (as to which  the  provisions  of this  Section  shall apply).

     The Borrower  consents to the  foregoing  and agrees,  to the extent it may
effectively  do  so  under   applicable   law,  that  any  Lender   acquiring  a
participation  pursuant to the foregoing  arrangements  may exercise against the
Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct  creditor of the Borrower in the amount of such participation.

     2.14 INCREASE IN COMMITMENTS.

     (a) REQUEST FOR INCREASE.  Provided that no Default or Event of Default has occurred and is continuing,  or would be occasioned thereby,  upon notice to the
Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time,  request  an  increase  in the  Aggregate  Commitments  by an aggregate  amount (for all such  requests) not exceeding  $30,000,000;  PROVIDED that (i) any such  request  for an  increase  shall be in a  minimum  amount  of
$10,000,000, and (ii) the Borrower may make a maximum of three such requests. At the  time of  sending  such  notice,  the  Borrower  (in  consultation  with the
Administrative  Agent) shall specify the time period within which each Lender is requested to respond  (which  shall in no event be less than ten  Business  Days from the date of delivery of such notice to the Lenders).

     (b)  LENDER   ELECTIONS   TO   INCREASE.   Each  Lender  shall  notify  the
Administrative  Agent  within  such  time  period  whether  or not it  agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable  Percentage of such requested  increase.  Any Lender not  responding  within  such time  period  shall be deemed to have  declined to increase its Commitment.

     (c)  NOTIFICATION  BY  ADMINISTRATIVE   AGENT;   ADDITIONAL  LENDERS.   The
Administrative  Agent shall  notify the Borrower and each Lender of the Lenders'
responses  to each  request  made  hereunder.  To achieve  the full  amount of a requested increase and subject to the approval of the  Administrative  Agent and the L/C  Issuer  (which  approvals  shall  not be  unreasonably  withheld),  the
Borrower  may also  invite  additional  Eligible  Assignees  to  become  Lenders pursuant  to a  joinder  agreement  in form and  substance  satisfactory  to the
Administrative Agent and its counsel.

     (d)  EFFECTIVE  DATE AND  ALLOCATIONS.  If the  Aggregate  Commitments  are
increased in accordance  with this  Section,  the  Administrative  Agent and the
Borrower shall determine the effective date (the "Increase  Effective Date") and the final allocation of such increase.  The Administrative  Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

                                       40

     (e) CONDITIONS TO  EFFECTIVENESS OF INCREASE.  As a condition  precedent to such  increase,  the  Borrower  shall  deliver  to the  Administrative  Agent  a certificate  of each Loan  Party  dated as of the  Increase  Effective  Date (in sufficient copies for each Lender) signed by a Responsible  Officer of such Loan
Party (i)  certifying and attaching the  resolutions  adopted by such Loan Party approving or consenting to such increase,  and (ii) in the case of the Borrower, certifying  that,  before  and after  giving  effect to such  increase,  (A) the representations  and  warranties  contained  in  Article  V and the  other  Loan
Documents are true and correct on and as of the Increase  Effective Date, except to the extent that such representations and warranties  specifically refer to an earlier  date,  in which case they are true and correct as of such earlier date, and except that for  purposes of this  SECTION  2.14,  the  representations  and warranties  contained in subsections (a) and (b) of SECTION 5.05 shall be deemed to refer to the most  recent  statements  furnished  pursuant to clauses (a) and
(b),  respectively,  of  SECTION  6.01,  and (B) no  Default or Event of Default
exists.  The  Borrower  shall  prepay any  Committed  Loans  outstanding  on the
Increase  Effective Date (and pay any additional  amounts  required  pursuant to
SECTION 3.05) to the extent  necessary to keep the  outstanding  Committed Loans ratable with any revised  Applicable  Percentages  arising  from any  nonratable increase in the Commitments under this Section.

     (f) CONFLICTING PROVISIONS.  This Section shall supersede any provisions in
SECTIONS 2.13 or 10.01 to the contrary.

                                  ARTICLE III.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01 TAXES.

     (a)  PAYMENTS  FREE OF TAXES.  Any and all payments by or on account of any obligation of the Borrower  hereunder or under any other Loan Document  shall be made free and clear of and without  reduction or withholding for any Indemnified
Taxes or Other  Taxes,  PROVIDED  that if the  Borrower  shall  be  required  by applicable law to deduct any Indemnified  Taxes (including any Other Taxes) from such payments,  then (i) the sum payable shall be increased as necessary so that after  making  all  required  deductions  (including  deductions  applicable  to additional sums payable under this Section) the Administrative  Agent, Lender or
L/C Issuer,  as the case may be,  receives  an amount  equal to the sum it would have received had no such  deductions  been made,  (ii) the Borrower  shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) PAYMENT OF OTHER TAXES BY THE BORROWER. Without limiting the provisions of subsection  (a) above,  the Borrower  shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c)  INDEMNIFICATION  BY THE  BORROWER.  The Borrower  shall  indemnify the
Administrative Agent, each Lender and the L/C Issuer, within ten (10) days after demand  therefor,  for the full amount of any  Indemnified  Taxes or Other Taxes
(including   Indemnified  Taxes  or  Other  Taxes  imposed  or  asserted  on  or attributable to amounts  payable under this Section) paid by the  Administrative
Agent,  such  Lender or the L/C Issuer,  as the case may be, and any  penalties,

                                       41

interest and  reasonable  expenses  arising  therefrom or with respect  thereto, whether or not such  Indemnified  Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental  Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or
the  L/C  Issuer  (with  a  copy  to  the  Administrative   Agent),  or  by  the
Administrative  Agent on its own  behalf  or on  behalf  of a Lender  or the L/C
Issuer, shall be conclusive absent manifest error.

     (d)  EVIDENCE  OF  PAYMENTS.  As soon as  practicable  after any payment of
Indemnified  Taxes or Other Taxes by the Borrower to a  Governmental  Authority,
the  Borrower  shall  deliver  to the  Administrative  Agent the  original  or a certified copy of a receipt  issued by such  Governmental  Authority  evidencing such payment,  a copy of the return  reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) STATUS OF LENDERS.  Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the  jurisdiction in which the  Borrower  is  resident  for tax  purposes,  or any  treaty  to  which  such jurisdiction is a party,  with respect to payments  hereunder or under any other
Loan Document shall deliver to the Borrower  (with a copy to the  Administrative
Agent),  at the  time  or  times  prescribed  by  applicable  law or  reasonably requested by the Borrower or the  Administrative  Agent, such properly completed and executed  documentation  prescribed  by  applicable  law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition,  any Lender, if requested by the Borrower or the Administrative Agent,
shall  deliver  such  other  documentation   prescribed  by  applicable  law  or
reasonably  requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

     Without  limiting the  generality of the  foregoing,  in the event that the
Borrower is resident for tax purposes in the United  States,  any Foreign Lender shall  deliver to the Borrower and the  Administrative  Agent (in such number of copies as shall be requested by the  recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter  upon the request of the Borrower or the  Administrative  Agent,  but only if such  Foreign  Lender is legally  entitled to do so),  whichever  of the following is applicable:

          (i) duly  completed  copies of Internal  Revenue  Service  Form W-8BEN claiming  eligibility  for  benefits  of an income  tax treaty to which the
     United States is a party,

          (ii) duly completed copies of Internal Revenue Service Form W-8ECI,

          (iii) in the case of a Foreign  Lender  claiming  the  benefits of the exemption for portfolio  interest  under section  881(c) of the Code, (x) a certificate  to the  effect  that such  Foreign  Lender is not (A) a "bank"
     within the meaning of section  881(c)(3)(A)  of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of section  881(c)(3)(B) of the Code, or (C) a "controlled  foreign  corporation"  described in section
     881(c)(3)(C) of the Code and (y) duly completed  copies of Internal Revenue
     Service Form W-8BEN, or

                                       42

          (iv) any  other  form  prescribed  by  applicable  law as a basis  for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed  by  applicable  law to permit the  Borrower  to  determine  the withholding or deduction required to be made.

     (f) TREATMENT OF CERTAIN REFUNDS.  If the Administrative  Agent, any Lender
or the L/C Issuer  determines,  in its sole  discretion,  that it has received a refund of any Taxes or Other  Taxes as to which it has been  indemnified  by the
Borrower  or with  respect to which the  Borrower  has paid  additional  amounts pursuant to this  Section,  it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid,  by the  Borrower  under this  Section  with respect to the Taxes or Other
Taxes  giving rise to such  refund),  net of all  out-of-pocket  expenses of the
Administrative  Agent,  such Lender or the L/C  Issuer,  as the case may be, and without  interest  (other than any interest  paid by the  relevant  Governmental
Authority  with respect to such refund),  PROVIDED  that the Borrower,  upon the request of the  Administrative  Agent, such Lender or the L/C Issuer,  agrees to repay the amount  paid over to the  Borrower  (plus any  penalties,  interest or
other  charges   imposed  by  the  relevant   Governmental   Authority)  to  the
Administrative   Agent,  such  Lender  or  the  L/C  Issuer  in  the  event  the
Administrative  Agent,  such  Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax  returns (or any other  information  relating to its taxes that it deems confidential) to the Borrower or any other Person.

     3.02  ILLEGALITY.  If any  Lender  determines  that  any  Law  has  made it unlawful,  or that any Governmental  Authority has asserted that it is unlawful, for any  Lender  or its  applicable  Lending  Office to make,  maintain  or fund
Eurodollar  Rate Loans,  or to determine or charge interest rates based upon the
Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the  authority  of such Lender to purchase or sell,  or to take  deposits of,
Dollars in the London interbank  market,  then, on notice thereof by such Lender to the Borrower through the Administrative  Agent, any obligation of such Lender to make or  continue  Eurodollar  Rate Loans or to convert  Base Rate  Committed
Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the
Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice,  the Borrower shall, upon demand from such Lender (with a copy to the Administrative  Agent),  prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate
Loans,  either on the last day of the Interest Period  therefor,  if such Lender may lawfully  continue to maintain  such  Eurodollar  Rate Loans to such day, or immediately,  if  such  Lender  may  not  lawfully  continue  to  maintain  such
Eurodollar  Rate Loans.  Upon any such  prepayment or  conversion,  the Borrower shall also pay accrued interest on the amount so prepaid or converted.

     3.03 INABILITY TO DETERMINE RATES. If the Required  Lenders  determine that for any reason in  connection  with any request for a Eurodollar  Rate Loan or a conversion  to or  continuation  thereof that (a) Dollar  deposits are not being offered to banks in the London  interbank  eurodollar  market for the applicable amount and  Interest  Period of such  Eurodollar  Rate Loan,  (b)  adequate  and reasonable  means do not  exist  for  determining  the  Eurodollar  Rate for any requested  Interest Period with respect to a proposed  Eurodollar Rate Loan , or
(c) the  Eurodollar  Rate for any  requested  Interest  Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to

                                       43

such Lenders of funding such Loan,  the  Administrative  Agent will  promptly so notify the Borrower and each Lender.  Thereafter,  the obligation of the Lenders to make  or  maintain  Eurodollar  Rate  Loans  shall  be  suspended  until  the
Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of,  conversion to or  continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a
Committed Borrowing of Base Rate Loans in the amount specified therein.

     3.04 INCREASED COSTS; RESERVES ON EURODOLLAR RATE LOANS.

     (a)  INCREASED COSTS GENERALLY. If any Change in Law shall:

          (i) impose,  modify or deem applicable any reserve,  special  deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit  extended or participated in by, any Lender  (except any  reserve  requirement  contemplated  by SECTION
     3.04(E)) or the L/C Issuer;

          (ii)  subject  any  Lender  or the L/C  Issuer  to any tax of any kind whatsoever  with  respect to this  Agreement,  any  Letter of  Credit,  any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change  the basis of  taxation  of  payments  to such  Lender or the L/C
     Issuer in respect  thereof  (except  for  Indemnified  Taxes or Other Taxes covered by SECTION  3.01 and the  imposition  of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

          (iii)  impose on any Lender or the L/C Issuer or the London  interbank market any other  condition,  cost or expense  affecting  this Agreement or
     Eurodollar  Rate  Loans  made by such  Lender  or any  Letter  of Credit or participation therein;

and the result of any of the  foregoing  shall be to  increase  the cost to such
Lender of making or maintaining  any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the
L/C Issuer of participating  in, issuing or maintaining any Letter of Credit (or of  maintaining  its  obligation  to  participate  in or to issue any  Letter of
Credit),  or to reduce  the amount of any sum  received  or  receivable  by such
Lender or the L/C Issuer hereunder (whether of principal,  interest or any other amount) then,  upon request of such Lender or the L/C Issuer,  the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

     (b) CAPITAL  REQUIREMENTS.  If any Lender or the L/C Issuer determines that any Change in Law affecting  such Lender or the L/C Issuer or any Lending Office of such Lender or such  Lender's or the L/C Issuer's  holding  company,  if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such
Lender's or the L/C Issuer's holding  company,  if any, as a consequence of this
Agreement,   the   Commitments   of  such  Lender  or  the  Loans  made  by,  or
participations  in Letters of Credit  held by,  such  Lender,  or the Letters of
Credit issued by the L/C Issuer,  to a level below that which such Lender or the
L/C Issuer or such  Lender's  or the L/C  Issuer's  holding  company  could have

                                       44

achieved but for such Change in Law (taking into  consideration such Lender's or the L/C Issuer's  policies and the policies of such Lender's or the L/C Issuer's holding  company with respect to capital  adequacy),  then from time to time the
Borrower  will pay to such  Lender or the L/C  Issuer,  as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such  Lender's  or the L/C  Issuer's  holding  company  for any  such  reduction suffered.

     (c)  CERTIFICATES FOR  REIMBURSEMENT.  A certificate of a Lender or the L/C
Issuer setting forth the amount or amounts  necessary to compensate  such Lender or the L/C Issuer or its holding  company,  as the case may be, as  specified in subsection  (a) or (b) of this Section and  delivered  to the Borrower  shall be conclusive  absent manifest error. The Borrower shall pay such Lender or the L/C
Issuer,  as the case may be,  the  amount  shown as due on any such  certificate within ten (10) days after receipt thereof.

     (d) DELAY IN  REQUESTS.  Failure  or delay on the part of any Lender or the
L/C Issuer to demand compensation  pursuant to the foregoing  provisions of this
Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, PROVIDED that the Borrower shall not be required to compensate a Lender or the L/C Issuer  pursuant to the  foregoing  provisions of this Section for any increased  costs incurred or reductions  suffered more than nine months  prior to the date that such  Lender or the L/C Issuer,  as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's  intention to claim compensation  therefor  (except  that,  if the Change in Law giving rise to such increased  costs  or  reductions  is  retroactive,  then the  nine-month  period referred to above shall be extended to include the period of retroactive  effect thereof).

     (e)  RESERVES ON  EURODOLLAR  RATE LOANS.  The  Borrower  shall pay to each
Lender,  as long as such Lender  shall be required  to  maintain  reserves  with respect to liabilities or assets consisting of or including  Eurocurrency  funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid  principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves  allocated to such Loan by such Lender (as  determined by such Lender in good faith, which determination shall be conclusive), which shall be due and  payable  on each date on which  interest  is  payable  on such Loan,
PROVIDED the Borrower shall have received at least 10 days' prior notice (with a copy to the Administrative  Agent) of such additional interest from such Lender.
If a Lender fails to give notice 10 days prior to the relevant  Interest Payment
Date, such additional  interest shall be due and payable 10 days from receipt of such notice.

     3.05 COMPENSATION FOR LOSSES.

     (a) Upon  demand of any Lender  (with a copy to the  Administrative  Agent)
from time to time, the Borrower shall  promptly  compensate  such Lender for and hold such Lender  harmless  from any loss,  cost or expense  incurred by it as a result of:

          (i) any  continuation,  conversion,  payment or prepayment of any Loan other  than a Base  Rate  Loan on a day  other  than  the  last  day of the
     Interest Period for such Loan (whether voluntary,  mandatory, automatic, by reason of acceleration, or otherwise);

                                       45

          (ii) any failure by the Borrower  (for a reason other than the failure of such Lender to make a Loan) to prepay,  borrow,  continue or convert any
     Loan other than a Base Rate Loan on the date or in the amount  notified  by the Borrower; or

          (iii) any assignment of a Eurodollar Rate Loan on a day other than the last day of the  Interest  Period  therefor as a result of a request by the
     Borrower pursuant to SECTION 10.13;

including any loss of anticipated  profits and any loss or expense  arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.
The Borrower  shall also pay any customary  administrative  fees charged by such
Lender in connection with the foregoing.

     (b) Upon demand of the Administrative Agent from time to time, the Borrower shall  immediately  compensate  the  Administrative  Agent  for,  and  hold  the
Administrative  Agent harmless from, any loss,  cost, fee or expense incurred by it with respect to Eurodollar  Rate Loans on account of the  syndication  of the
Commitments during the one hundred eighty (180) day period following the Closing
Date.

     For purposes of calculating  amounts payable by the Borrower to the Lenders under  this  SECTION  3.05,  each  Lender  shall be deemed to have  funded  each
Eurodollar  Rate  Loan  made by it at the  Eurodollar  Rate for  such  Loan by a matching  deposit or other borrowing in the London interbank  eurodollar  market for a  comparable  amount  and for a  comparable  period,  whether  or not  such
Eurodollar Rate Loan was in fact so funded.

     3.06 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

     (a)  DESIGNATION  OF A DIFFERENT  LENDING  OFFICE.  If any Lender  requests compensation  under  SECTION  3.04,  or the  Borrower  is  required  to pay  any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 3.01, or if any Lender gives a notice pursuant to
SECTION  3.02,  then such Lender  shall use  reasonable  efforts to  designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and  obligations  hereunder  to another of its  offices,  branches or affiliates,  if, in the judgment of such Lender,  such designation or assignment
(i) would eliminate or reduce amounts payable  pursuant to SECTION 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to SECTION 3.02, as  applicable,  and (ii) in each case,  would not subject such
Lender  to  any  unreimbursed  cost  or  expense  and  would  not  otherwise  be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs  and  expenses  incurred  by  any  Lender  in  connection  with  any  such designation or assignment.

     (b)  REPLACEMENT  OF LENDERS.  If any Lender  requests  compensation  under
SECTION 3.04, or if the Borrower is required to pay any additional amount to any
Lender or any  Governmental  Authority for the account of any Lender pursuant to
SECTION 3.01,  the Borrower may replace such Lender in  accordance  with SECTION
10.13.

     3.07  SURVIVAL.  All of the Borrower's  obligations  under this Article III shall  survive  termination  of the Aggregate  Commitments  and repayment of all other Obligations hereunder.

                                       46

                                   ARTICLE IV.
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

     4.01  CONDITIONS OF INITIAL  CREDIT  EXTENSION.  The  obligation of the L/C
Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

     (a) The  Administrative  Agent's  receipt of the  following,  each of which shall be  originals  or  facsimiles  (followed  promptly  by  originals)  unless otherwise  specified,  each properly  executed by a  Responsible  Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of  governmental  officials,  a recent date before the Closing Date) and each in form and  substance  satisfactory  to the  Administrative  Agent and each of the
Lenders:

          (i) executed counterparts of this Agreement,  sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

          (ii)  a  Note  executed  by the  Borrower  in  favor  of  each  Lender requesting a Note;

          (iii) such  certificates  of resolutions  or other action,  incumbency certificates and/or other certificates of Responsible Officers of each Loan
     Party as the  Administrative  Agent may require  evidencing  the  identity, authority and capacity of each  Responsible  Officer thereof  authorized to act as a  Responsible  Officer in  connection  with this  Agreement and the other Loan Documents to which such Loan Party is a party;

          (iv) such documents and certifications as the Administrative Agent may reasonably  require to evidence  that each Loan Party is duly  organized or formed,  and  that  each of the  Borrower  and the  Guarantors  is  validly existing,  in good  standing  and  qualified  to engage in business in each jurisdiction  where its ownership,  lease or operation of properties or the conduct of its business requires such  qualification,  except to the extent that failure to do so could not  reasonably  be expected to have a Material
     Adverse Effect;

          (v) favorable  opinions of Olshan Grundman Frome  Rosenzweig & Wolosky
     LLP,  (New  York  counsel  to the Loan  Parties),  and  Gunster,  Yoakley &
     Stewart,  P.A.,  (Florida  counsel to the Loan  Parties),  addressed to the
     Administrative  Agent and each Lender,  as to such matters  concerning  the
     Loan Parties and the Loan Documents as the Required  Lenders may reasonably request;

          (vi) a certificate of a Responsible  Officer of each Loan Party either
     (A) attaching  copies of all consents,  licenses and approvals  required in connection with the execution,  delivery and performance by such Loan Party and the validity  against such Loan Party of the Loan Documents to which it is a party,  and such  consents,  licenses and  approvals  shall be in full force  and  effect,  or (B)  stating  that no such  consents,  licenses  or approvals are so required;

          (vii) a certificate  signed by a  Responsible  Officer of the Borrower certifying  (A) that the conditions  specified in SECTIONS  4.02(A) and (B)

                                       47

     have been  satisfied,  and (B) that there has been no event or circumstance that has had or could be reasonably  expected to have, either  individually or in the  aggregate,  a Material  Adverse  Effect  upon (I) the  business,
     assets,   liabilities   (actual  or  contingent),   operations,   condition
     (financial  or  otherwise)  of the  Borrower  since the date of the Audited
     Financial  Statements  or  (II)  the  prospects  of the  Borrower  and  its
     Subsidiaries  taken as a whole in the facts or  information  regarding such entities as represented to date;

          (viii) a duly completed Compliance Certificate dated as of the Closing
     Date,  signed by a Responsible  Officer of the  Borrower,  giving PRO FORMA
     effect  to  the  transactions   contemplated   hereby  with  the  financial
     statements referenced in SECTION 5.05 attached thereto.

          (ix) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

          (x)  evidence  that  the  Existing   Credit   Agreement  has  been  or
     concurrently  with the  Closing  Date is  being  terminated  and all  Liens securing  obligations  under the  Existing  Credit  Agreement  have been or concurrently with the Closing Date are being released; and

          (xi) such  other  assurances,  certificates,  documents,  consents  or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender
     or the Required Lenders reasonably may require.

     (b) Any fees  required to be paid on or before the Closing  Date shall have been paid.

     (c) Unless waived by the Administrative Agent, the Borrower shall have paid all fees,  charges and disbursements of counsel to the  Administrative  Agent to the  extent  invoiced  prior to or on the  Closing  Date,  plus such  additional amounts  of such  fees,  charges  and  disbursements  as  shall  constitute  its reasonable  estimate of such fees,  charges and disbursements  incurred or to be incurred by it through  the closing  proceedings  (PROVIDED  that such  estimate shall not thereafter  preclude a final settling of accounts between the Borrower and the Administrative Agent).

     (d) The Closing Date shall have occurred on or before May 27, 2005.

     Without  limiting the  generality of the  provisions  of SECTION 9.04,  for purposes of determining compliance with the conditions specified in this SECTION
4.01,  each  Lender  that has  signed  this  Agreement  shall be  deemed to have consented  to,  approved or accepted or to be satisfied  with,  each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative  Agent shall have received notice  from such Lender  prior to the  proposed  Closing  Date  specifying  its objection thereto.

     4.02 CONDITIONS TO ALL CREDIT EXTENSIONS.  The obligation of each Lender to honor any Request  for Credit  Extension  (other  than a  Committed  Loan Notice requesting  only a  conversion  of  Committed  Loans  to the  other  Type,  or a continuation  of Eurodollar  Rate Loans) is subject to the following  conditions precedent:

                                       48

     (a) The representations and warranties of the Borrower contained in Article
V or any other Loan Document,  or which are contained in any document  furnished at any time under or in  connection  herewith  or  therewith,  shall be true and correct  on and as of the date of such  Credit  Extension,  except to the extent that such representations and warranties  specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this  SECTION  4.02,  the  representations  and  warranties contained in subsections (a) and (b) of SECTION 5.05 shall be deemed to refer to
the  most  recent  statements   furnished  pursuant  to  clauses  (a)  and  (b),
respectively, of SECTION 6.01.

     (b) No Default or Event of Default  shall exist,  or would result from such proposed Credit Extension or from the application of the proceeds thereof.

     (c) The  Administrative  Agent and,  if  applicable,  the L/C Issuer or the
Swing  Line  Lender  shall  have  received a Request  for  Credit  Extension  in accordance with the requirements hereof.

     Each  Request for Credit  Extension  (other  than a  Committed  Loan Notice requesting  only a  conversion  of  Committed  Loans  to  the  other  Type  or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a  representation  and warranty that the conditions  specified in SECTIONS
4.02(A)  and (B) have  been  satisfied  on and as of the date of the  applicable
Credit Extension.

                                  ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

     The Borrower  represents and warrants to the  Administrative  Agent and the
Lenders that:

     5.01 EXISTENCE,  QUALIFICATION  AND POWER;  COMPLIANCE WITH LAWS. Each Loan
Party (a) is duly  organized or formed,  validly  existing and in good  standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all  requisite  power and authority  and all  requisite  governmental  licenses, authorizations,  consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute,  deliver and perform its obligations under the
Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership,  lease or  operation  of  properties  or the  conduct  of its  business  requires  such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i),  (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02  AUTHORIZATION;   NO  CONTRAVENTION.   The  execution,   delivery  and
performance  by each Loan Party of each Loan  Document  to which such  Person is
party,   have  been  duly  authorized  by  all  necessary   corporate  or  other
organizational  action,  and do not and will not (a) contravene the terms of any of such  Person's  Organization  Documents;  (b) conflict  with or result in any breach or  contravention  of, or the creation of any Lien under,  or require any payment to be made under (i) any Contractual  Obligation to which such Person is a party or affecting  such Person or the properties of such Person or any of its
Subsidiaries or (ii) any order,  injunction,  writ or decree of any Governmental
Authority or any arbitral award to which such Person or its property is subject;
or (c) violate any Law.  Each Loan Party is in compliance  with all  Contractual

                                       49

Obligations  referred to in clause (b)(i),  except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.03  GOVERNMENTAL  AUTHORIZATION;  OTHER CONSENTS.  No approval,  consent, exemption,  authorization, or other action by, or notice to, or filing with, any
Governmental  Authority  or  any  other  Person  is  necessary  or  required  in connection  with the  execution,  delivery  or  performance  by, or  enforcement against, any Loan Party of this Agreement or any other Loan Document.

     5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered  hereunder,  will have been,  duly executed and delivered by each
Loan Party that is party  thereto.  This Agreement  constitutes,  and each other
Loan  Document when so delivered  will  constitute,  a legal,  valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

     5.05 FINANCIAL STATEMENTS;  NO MATERIAL ADVERSE EFFECT; NO INTERNAL CONTROL
EVENT.

     (a) The Audited  Financial  Statements (i) were prepared in accordance with
GAAP  consistently  applied  throughout  the period covered  thereby,  except as otherwise  expressly noted therein;  (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance  with GAAP  consistently applied  throughout the period covered  thereby,  except as otherwise  expressly noted therein;  and (iii) show all material  indebtedness and other liabilities, direct  or  contingent,  of the  Borrower  and its  Subsidiaries  as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

     (b) The  unaudited  consolidated  balance  sheet  of the  Borrower  and its
Subsidiaries  for the fiscal  quarter  ended  March 31,  2005,  and the  related consolidated  statements of income or operations,  shareholders' equity and cash flows for the fiscal  quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby,  except as otherwise  expressly  noted  therein,  and (ii)  fairly  present  the  financial condition of the Borrower and its  Subsidiaries as of the date thereof and their results of operations for the period covered  thereby,  subject,  in the case of clauses (i) and (ii), to the absence of footnotes and to normal  year-end  audit adjustments.  SCHEDULE  5.05 sets  forth  all  material  indebtedness  and other liabilities,  direct  or  contingent,  of  the  Borrower  and  its  consolidated
Subsidiaries as of the date of such financial statements,  including liabilities for taxes, material commitments and Indebtedness.

     (c) Since the date of the Audited Financial  Statements,  there has been no event or circumstance,  either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

     (d) Since the date of the Audited Financial Statements, no Internal Control
Event has occurred.

     (e) The consolidated  forecasted balance sheet and statements of income and cash flows of the Borrower and its  Subsidiaries  delivered  pursuant to SECTION
6.01(C)  were  prepared  in good  faith on the basis of the  assumptions  stated
therein,  which assumptions were fair in light of the conditions existing at the

                                       50

time of delivery of such forecasts,  and  represented,  at the time of delivery, the Borrower's best estimate of its future financial performance.

     5.06  LITIGATION.  There  are no  actions,  suits,  proceedings,  claims or disputes  pending or, to the  knowledge of the  Borrower  after due and diligent investigation,  threatened or contemplated, at law, in equity, in arbitration or before any  Governmental  Authority,  by or against  the  Borrower or any of its
Subsidiaries or against any of their  properties or revenues that (a) purport to affect or pertain to this  Agreement or any other Loan  Document,  or any of the
transactions   contemplated  hereby,  or  (b)  either  individually  or  in  the aggregate,  if  determined  adversely,  could  reasonably  be expected to have a
Material Adverse Effect.

     5.07 NO DEFAULT.  Neither the  Borrower  nor any  Subsidiary  is in default under  or  with  respect  to  any  Contractual  Obligation  that  could,  either individually  or in the  aggregate,  reasonably  be  expected to have a Material
Adverse  Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other
Loan Document.

     5.08 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and each Subsidiary has good  record  and  marketable  title in fee  simple  to, or valid  leasehold interests in, all real property necessary or used in the ordinary conduct of its business,  except for such defects in title as could not, individually or in the aggregate,  reasonably  be  expected  to have a  Material  Adverse  Effect.  The property of the Borrower and its Subsidiaries is subject to no Liens, other than
Liens permitted by SECTION 7.01.

     5.09 ENVIRONMENTAL COMPLIANCE. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental
Laws and claims alleging potential  liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a  result  thereof  the  Borrower  has  reasonably  concluded  that  such
Environmental  Laws and claims  could  not,  individually  or in the  aggregate, reasonably be expected to have a Material Adverse Effect.

     5.10  INSURANCE.  The properties of the Borrower and its  Subsidiaries  are insured with financially sound and reputable  insurance companies not Affiliates of the Borrower,  in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates.

     5.11 TAXES. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports  required to be filed,  and have paid all  Federal,  state  and  other  material  taxes,  assessments,  fees and other governmental charges levied or imposed upon them or their properties,  income or assets otherwise due and payable, except those which are being contested in good faith by  appropriate  proceedings  diligently  conducted and for which adequate reserves have been provided in  accordance  with GAAP.  There is no proposed tax assessment  against the Borrower or any Subsidiary  that would,  if made, have a
Material  Adverse Effect.  Neither any Loan Party nor any Subsidiary  thereof is party to any tax sharing agreement.

                                       51

     5.12 ERISA COMPLIANCE.

     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify  under  Section  401(a) of the Code has received a favorable determination  letter  from  the IRS or an  application  for  such a  letter  is currently  being  processed  by the IRS with  respect  thereto  and, to the best knowledge of the Borrower,  nothing has occurred which would  prevent,  or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required  contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any  amortization  period pursuant to Section 412 of the Code has been made with respect to any Plan.

     (b)  There  are no  pending  or,  to the best  knowledge  of the  Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with  respect to any Plan that could  reasonably  be expected to have a Material
Adverse  Effect.  There has been no prohibited  transaction  or violation of the fiduciary  responsibility  rules with  respect to any Plan that has  resulted or could reasonably be expected to result in a Material Adverse Effect.

     (c) (i) No ERISA  Event has  occurred or is  reasonably  expected to occur;
(ii) no Pension  Plan has any  Unfunded  Pension  Liability;  (iii)  neither the
Borrower nor any ERISA Affiliate has incurred,  or reasonably  expects to incur, any  liability  under Title IV of ERISA with  respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA);  (iv) neither the Borrower nor any ERISA  Affiliate  has incurred,  or  reasonably  expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with  respect to a  Multiemployer  Plan;  and (v)  neither  the
Borrower  nor any ERISA  Affiliate  has engaged in a  transaction  that could be subject to Sections 4069 or 4212(c) of ERISA.

     5.13 SUBSIDIARIES;  EQUITY INTERESTS.  As of the Closing Date, the Borrower
has no  Subsidiaries  other than  those  specifically  disclosed  in Part (a) of
SCHEDULE 5.13, and all of the outstanding  Equity Interests in such Subsidiaries have been validly issued,  are fully paid and  nonassessable  and are owned by a
Loan Party in the amounts  specified on Part (a) of SCHEDULE 5.13 free and clear of all Liens.  As of the Closing Date,  Part (a) of SCHEDULE 5.13 also lists the jurisdiction of  incorporation  of the Borrower and each Subsidiary  thereof and the classes and number of authorized, issued and outstanding Equity Interests of the Borrower and each Subsidiary thereof. The Borrower has no equity investments in any other  corporation or entity other than those  specifically  disclosed in
Part (b) of  SCHEDULE  5.13.  All of the  outstanding  Equity  Interests  in the
Borrower have been validly issued, are fully paid and  nonassessable.  As of the
Closing  Date,  there  are  no  outstanding  warrants,  subscriptions,  options, securities,  instruments or other rights of any type or nature whatsoever, which are convertible  into,  exchangeable for or otherwise  provide for or permit the issuance of Equity  Interests of the Borrower  and its  Subsidiaries,  except as described on SCHEDULE 5.13.

                                       52

     5.14 MARGIN  REGULATIONS;  INVESTMENT  COMPANY ACT;  PUBLIC UTILITY HOLDING
COMPANY ACT.

     (a) The Borrower is not engaged and will not engage,  principally or as one of its important  activities,  in the business of purchasing or carrying  margin stock  (within  the meaning of  Regulation  U issued by the FRB),  or  extending credit for the purpose of  purchasing or carrying  margin stock.  No part of any
Credit Extension (or the proceeds thereof) will be used to purchase or carry any margin stock or to extend  credit for the purpose of  purchasing or carrying any margin stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Extension will violate or be inconsistent with the  provisions  of  Regulation  T, U or X of the Board of Governors of the
Federal Reserve System

     (b) None of the  Borrower,  any Person  Controlling  the  Borrower,  or any
Subsidiary (i) is a "holding  company," or a "subsidiary  company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company"
of a "holding company," within the meaning of the Public Utility Holding Company
Act of  1935,  or (ii) is or is  required  to be  registered  as an  "investment company" under the Investment Company Act of 1940.

     5.15 DISCLOSURE. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements,  instruments and corporate or other  restrictions to which it or any of its  Subsidiaries is subject,  and all other matters known to it, that,  individually  or in the  aggregate,  could  reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative  Agent or any Lender in connection with the transactions  contemplated  hereby  and the  negotiation  of this  Agreement  or delivered  hereunder or under any other Loan Document (in each case, as modified or  supplemented  by other  information  so  furnished)  contains  any  material misstatement  of fact or omits to state any material fact  necessary to make the statements  therein,  in the light of the  circumstances  under  which they were made,  not  misleading;  PROVIDED  that,  with  respect to  projected  financial information,  the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     5.16  COMPLIANCE  WITH LAWS. Each of the Borrower and each Subsidiary is in compliance in all material  respects with the  requirements  of all Laws and all orders,  writs,  injunctions and decrees  applicable to it or to its properties, except in such instances in which (a) such  requirement  of Law or order,  writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect.

     5.17   INTELLECTUAL   PROPERTY;   LICENSES,   ETC.  The  Borrower  and  its
Subsidiaries  own, or possess the right to use, all of the  trademarks,  service marks, trade names, copyrights, patents, patent rights, franchises, licenses and
other  intellectual  property  rights  (collectively,   "IP  RIGHTS")  that  are
reasonably necessary for the operation of their respective  businesses,  without conflict  with the  rights of any other  Person.  To the best  knowledge  of the
Borrower,  no slogan or other  advertising  device,  product,  process,  method, substance,  part or other  material  now  employed,  or now  contemplated  to be employed,  by the Borrower or any  Subsidiary  infringes upon any rights held by any other  Person.  No claim or  litigation  regarding  any of the  foregoing is

                                       53

pending or, to the best  knowledge of the Borrower,  threatened,  which,  either individually  or in the  aggregate,  could  reasonably  be  expected  to  have a
Material Adverse Effect.

                                  ARTICLE VI.
                              AFFIRMATIVE COVENANTS

     So long as any Lender  shall  have any  Commitment  hereunder,  any Loan or other Obligation hereunder shall remain unpaid or unsatisfied,  or any Letter of
Credit shall remain  outstanding,  the Borrower shall,  and shall (except in the case of the covenants  set forth in SECTIONS  6.01,  6.02,  and 6.03) cause each
Subsidiary to:

     6.01 FINANCIAL  STATEMENTS.  Deliver to the  Administrative  Agent and each
Lender,  in form and detail  satisfactory  to the  Administrative  Agent and the
Required Lenders:

          (a) as soon as  available,  but in any event  within 90 days after the end of each fiscal year of the Borrower,  a consolidated and  consolidating balance  sheet of the Borrower and its  Subsidiaries  as at the end of such fiscal year, and the related  consolidated and consolidating  statements of income or operations,  shareholders'  equity and cash flows for such fiscal year,  setting forth in each case in  comparative  form the figures for the previous  fiscal year, all in reasonable  detail and prepared in accordance with GAAP,  such  consolidated  statements to be audited and accompanied by
     (i) a  report  and  opinion  of  Margolin,  Winer  &  Evans,  LLP or  other
     Registered  Public  Accounting  Firm  of  nationally   recognized  standing
     reasonably  acceptable  to the Required  Lenders,  which report and opinion shall be prepared in accordance with generally  accepted auditing standards and  applicable  Securities  Laws and shall not be  subject  to any  "going concern"  or  like  qualification  or  exception  or any  qualification  or exception as to the scope of such audit and (ii) an  attestation  report of such  Registered  Public  Accounting  Firm  as to the  Borrower's  internal controls pursuant to Section 404 of Sarbanes-Oxley  expressing a conclusion to which  the  Required  Lenders  do not  object,  and  such  consolidating statements to be certified by a Responsible  Officer of the Borrower to the effect that such statements are fairly stated in all material respects when considered  in relation to the  consolidated  financial  statements  of the
     Borrower and its Subsidiaries; and

          (b) as soon as  available,  but in any event  within 45 days after the end of each of the first three  fiscal  quarters of each fiscal year of the
     Borrower,  a consolidated and  consolidating  balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter,  and the related
     consolidated  and   consolidating   statements  of  income  or  operations,
     shareholders'  equity and cash flows for such  fiscal  quarter  and for the portion of the  Borrower's  fiscal year then ended,  setting  forth in each case in comparative form the figures for the  corresponding  fiscal quarter of the previous fiscal year and the  corresponding  portion of the previous fiscal year, all in reasonable detail,  certified by a Responsible  Officer of the Borrower as fairly  presenting the financial  condition,  results of operations,  shareholders'  equity and cash flows of the  Borrower  and its
     Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

                                       54

          (c) as soon as available, but in any event within forty-five (45) days following  the  beginning  of each fiscal year of the  Borrower,  forecasts prepared  by  management  of the  Borrower,  in  form  satisfactory  to the
     Administrative  Agent and the Required  Lenders,  of  consolidated  balance sheets  and  statements  of  income  or  operations  and cash  flows of the
     Borrower  and its  Subsidiaries  on a  monthly  basis  for the  immediately following fiscal year (including the fiscal year in which the Maturity Date occurs).

As to any  information  contained  in  materials  furnished  pursuant to SECTION
6.02(D),  the  Borrower  shall  not  be  separately  required  to  furnish  such information  under clause (a) or (b) above,  but the  foregoing  shall not be in derogation  of the  obligation  of the Borrower to furnish the  information  and materials described in clauses (a) and (b) above at the times specified therein.

     6.02 CERTIFICATES;  OTHER INFORMATION.  Deliver to the Administrative Agent
and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

          (a)  concurrently  with  the  delivery  of  the  financial  statements referred to in SECTION 6.01(A), a certificate of its independent  certified public accountants certifying such financial statements and stating that in making the examination  necessary therefor no knowledge was obtained of any
     Default or Event of Default relating to financial or accounting matters or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

          (b)  concurrently  with  the  delivery  of  the  financial  statements referred to in SECTIONS  6.01(A) and (B)  (commencing  with the delivery of the financial  statements  for the fiscal year ended June 30, 2005), a duly completed  Compliance  Certificate  signed by a Responsible  Officer of the
     Borrower;

          (c)  promptly  after any  request by the  Administrative  Agent or any
     Lender,  copies  of any  detailed  audit  reports,  management  letters  or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by  independent  accountants  in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

          (d)  promptly  after the same are  available,  copies  of each  annual report,  proxy or financial statement or other report or communication sent to the  stockholders  of the Borrower,  and copies of all annual,  regular, periodic and special reports and registration statements which the Borrower may file or be required  to file with the SEC under  Section 13 or 15(d) of the  Securities  Exchange  Act of 1934,  and not  otherwise  required to be delivered to the Administrative Agent pursuant hereto; and

          (e) promptly after the furnishing thereof,  copies of any statement or report  furnished to any holder of debt securities of any Loan Party or any
     Subsidiary  thereof pursuant to the terms of any indenture,  loan or credit or similar  agreement  and not  otherwise  required to be  furnished to the
     Lenders  pursuant to SECTION 6.01 or any other clause of this SECTION 6.02;
     and

          (f) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof,  copies of each notice

                                       55

     or other correspondence  received from the SEC (or comparable agency in any applicable non-U.S.  jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding  financial or other operational results of any Loan Party or any Subsidiary thereof; and

          (g)  promptly,  such  additional  information  regarding the business, financial  or  corporate  affairs of the  Borrower  or any  Subsidiary,  or compliance  with the  terms of the Loan  Documents,  as the  Administrative
     Agent or any Lender may from time to time reasonably request.

     Documents  required to be delivered  pursuant to SECTION  6.01(A) or (B) or
SECTION  6.02(D) (to the extent any such  documents  are  included in  materials otherwise  filed  with  the  SEC)  may  be  delivered  electronically  and if so delivered,  shall be deemed to have been  delivered on the date (i) on which the
Borrower  posts such  documents,  or provides a link  thereto on the  Borrower's website on the Internet at the website address listed on SCHEDULE 10.02; or (ii)
on which such  documents are posted on the  Borrower's  behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial,  third-party  website or whether  sponsored by the
Administrative  Agent);  PROVIDED  that:  (i) the Borrower  shall  deliver paper copies of such documents to the Administrative Agent or any Lender that requests the  Borrower  to deliver  such paper  copies  until a written  request to cease delivering paper copies is given by the Administrative  Agent or such Lender and
(ii) the  Borrower  shall  notify the  Administrative  Agent and each Lender (by telecopier or electronic  mail) of the posting of any such documents and provide to the Administrative  Agent by electronic mail electronic  versions (i.e., soft copies) of such documents.  Notwithstanding  anything contained herein, in every instance  the  Borrower  shall  be  required  to  provide  paper  copies  of the
Compliance Certificates required by SECTION 6.02(B) to the Administrative Agent.
Except for such Compliance Certificates,  the Administrative Agent shall have no obligation  to request  the  delivery  or to  maintain  copies of the  documents referred  to above,  and in any event  shall have no  responsibility  to monitor compliance by the Borrower  with any such request for delivery,  and each Lender shall be solely  responsible  for requesting  delivery to it or maintaining  its copies of such documents.

     The Borrower hereby  acknowledges that (a) the Administrative  Agent and/or the Arranger  will make  available  to the Lenders and the L/C Issuer  materials
and/or  information   provided  by  or  on  behalf  of  the  Borrower  hereunder
(collectively,  "BORROWER  MATERIALS")  by posting  the  Borrower  Materials  on
IntraLinks or another similar electronic system (the "PLATFORM") and (b) certain of the Lenders may be "public-side"  Lenders (i.e.,  Lenders that do not wish to receive  material  non-public  information  with  respect to the Borrower or its securities)  (each, a "PUBLIC LENDER").  The Borrower hereby agrees that (w) all
Borrower  Materials  that are to be made  available to Public  Lenders  shall be clearly and conspicuously  marked "PUBLIC" which, at a minimum,  shall mean that the word "PUBLIC"  shall appear  prominently  on the first page thereof;  (x) by marking  Borrower  Materials  "PUBLIC,"  the  Borrower  shall be  deemed to have authorized  the  Administrative  Agent,  the  Arranger,  the L/C  Issuer and the
Lenders  to  treat  such  Borrower  Materials  as not  containing  any  material non-public  information  with  respect to the  Borrower  or its  securities  for purposes of United States Federal and state securities laws (PROVIDED,  HOWEVER, that to the extent such Borrower Materials constitute Information, they shall be treated  as set forth in  SECTION  10.07);  (y) all  Borrower  Materials  marked

                                       56

"PUBLIC" are  permitted to be made  available  through a portion of the Platform designated "Public Investor;" and (z) the Administrative  Agent and the Arranger
shall be entitled to treat any Borrower  Materials that are not marked  "PUBLIC"
as being  suitable only for posting on a portion of the Platform not  designated
"Public Investor."

     6.03 NOTICES. Promptly notify the Administrative Agent and each Lender:

          (a) of the occurrence of any Default or Event of Default;

          (b) of any matter that has resulted or could reasonably be expected to
     result  in  a   Material   Adverse   Effect,   including   (i)   breach  or
     non-performance  of, or any default under, a Contractual  Obligation of the
     Borrower or any Subsidiary;  (ii) any dispute,  litigation,  investigation, proceeding or  suspension  between the Borrower or any  Subsidiary  and any
     Governmental  Authority;  or (iii) the  commencement  of,  or any  material development in, any litigation or proceeding  affecting the Borrower or any
     Subsidiary, including pursuant to any applicable Environmental Laws;

          (c) of the occurrence of any ERISA Event;

          (d) of  any  material  change  in  accounting  policies  or  financial reporting practices by the Borrower or any Subsidiary; and

          (e) of the occurrence of any Internal Control Event.

     Each notice pursuant to this Section shall be accompanied by a statement of a Responsible  Officer of the Borrower  setting forth details of the  occurrence referred to therein and stating  what action the Borrower has taken and proposes to take with respect  thereto.  Each notice  pursuant to SECTION  6.03(A)  shall describe with  particularity  any and all  provisions of this  Agreement and any other Loan Document that have been breached.

     6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and  payable,  all  its  obligations  and  liabilities,  including  (a)  all tax liabilities,  assessments  and  governmental  charges  or levies  upon it or its properties  or  assets,  unless  the same are being  contested  in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being  maintained  by the  Borrower  or such  Subsidiary;  (b) all lawful  claims which,  if unpaid,  would by law become a Lien upon its property;
and (c) all  Indebtedness,  as and  when due and  payable,  but  subject  to any subordination  provisions  contained in any  instrument or agreement  evidencing such Indebtedness.

     6.05  PRESERVATION OF EXISTENCE,  ETC. (a) Preserve,  renew and maintain in full force and effect its legal  existence and good  standing  under the Laws of the  jurisdiction  of its  organization  except in a  transaction  permitted  by
SECTION  7.04 or 7.05;  (b) take all  reasonable  action to maintain all rights, privileges,  permits,  licenses  and  franchises  necessary  or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material  Adverse Effect;  and (c) preserve or renew all of its  registered  patents,  trademarks,  trade  names and service marks,  the  non-preservation  of which could  reasonably  be expected to have a
Material Adverse Effect.

                                       57

     6.06 MAINTENANCE OF PROPERTIES.  (a) Maintain,  preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition,  ordinary wear and tear  excepted;  and (b)
make all necessary repairs thereto and renewals and replacements  thereof except where the failure to do so could not  reasonably  be expected to have a Material
Adverse Effect;  and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

     6.07  MAINTENANCE  OF  INSURANCE.   Maintain  with  financially  sound  and
reputable  insurance  companies not  Affiliates of the Borrower,  insurance with respect  to its  properties  and  business  against  loss or damage of the kinds customarily  insured against by Persons engaged in the same or similar business, of such  types and in such  amounts as are  customarily  carried  under  similar circumstances  by such other  Persons and  providing  for not less than 30 days'
prior notice to the Administrative  Agent of termination,  lapse or cancellation of such insurance.

     6.08  COMPLIANCE  WITH  LAWS.  Comply  in all  material  respects  with the requirements  of all  Laws  and  all  orders,  writs,  injunctions  and  decrees applicable  to it or to its  business or property,  except in such  instances in which (a) such requirement of Law or order, writ,  injunction or decree is being contested in good faith by appropriate  proceedings diligently conducted; or (b)
the  failure to comply  therewith  could not  reasonably  be  expected to have a
Material Adverse Effect.

     6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which  full,  true and  correct  entries in  conformity  with GAAP  consistently applied shall be made of all financial  transactions  and matters  involving the assets and business of the Borrower or such Subsidiary,  as the case may be; and
(b) maintain  such books of record and account in material  conformity  with all
applicable   requirements  of  any  Governmental   Authority  having  regulatory
jurisdiction over the Borrower or such Subsidiary, as the case may be.

     6.10 INSPECTION RIGHTS. Permit representatives and independent  contractors of the  Administrative  Agent and each  Lender to visit and  inspect  any of its properties, to examine its corporate,  financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs,  finances and accounts with its directors,  officers, and independent public accountants,  all at the reasonable  expense of the Borrower and at such  reasonable  times during normal  business  hours  on no more  than  one (1)  occasion  per  year and upon reasonable advance notice to the Borrower; PROVIDED, HOWEVER, that when an Event of  Default  exists  the  Administrative  Agent or any  Lender  (or any of their respective  representatives  or  independent  contractors)  may  do  any  of the foregoing at the expense of the Borrower as often as may be reasonably  desired, at any time during normal business hours and without advance notice.

     6.11 USE OF  PROCEEDS.  Use the proceeds of the Credit  Extensions  for (a)
general corporate  purposes of the Borrower and Guarantors,  including,  without limitation,  working  capital,  capital  expenditures  in the ordinary course of business,  Permitted  Acquisitions,  and other lawful corporate purposes, (b) to refinance the  indebtedness  under the Existing Credit Agreement and (c) for the other purposes  described herein,  and not in contravention of any Law or of any
Loan Document.

                                       58

     6.12 ADDITIONAL  SUBSIDIARIES.  Notify the Administrative Agent at the time that any Person becomes a Domestic  Subsidiary,  and promptly thereafter (and in any event  within 30 days),  cause  such  Person to (a)  become a  Guarantor  by executing  and  delivering  to  the  Administrative  Agent  the  Guaranty  (or a
counterpart  thereto) or such other document as the  Administrative  Agent shall deem appropriate for such purpose,  and (b) deliver to the Administrative  Agent documents of the types referred to in clauses (iii) and (iv) of SECTION  4.01(A)
and favorable opinions of counsel to such Person (which shall cover, among other things,  the  legality,  validity,  binding  effect  and  enforceability  of the documentation  referred  to in  clause  (a)),  all in form,  content  and  scope reasonably satisfactory to the Administrative Agent.

                                  ARTICLE VII.
                               NEGATIVE COVENANTS

     So long as any Lender  shall  have any  Commitment  hereunder,  any Loan or other Obligation hereunder shall remain unpaid or unsatisfied,  or any Letter of
Credit shall remain outstanding, the Borrower shall not, nor shall it permit any
Subsidiary to, directly or indirectly:

     7.01 LIENS.  Create,  incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

          (a) Liens pursuant to any Loan Document;

          (b) Liens  existing on the date hereof and listed on SCHEDULE 7.01 and any renewals or extensions thereof,  PROVIDED that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased,  (iii) the direct or any contingent obligor with respect thereto is not  changed,  and (iv) any  renewal  or  extension  of the  obligations secured or benefited thereby is permitted by SECTION 7.03(B);

          (c) Liens for taxes not yet due or which are being  contested  in good faith and by  appropriate  proceedings  diligently  conducted,  if adequate reserves with respect thereto are maintained on the books of the applicable
     Person in accordance with GAAP;

          (d) carriers', warehousemen's,  mechanics', materialmen's, repairmen's or other like Liens  arising in the ordinary  course of business  which are not  overdue  for a period of more than thirty (30) days or which are being
     contested  in  good  faith  and  by  appropriate   proceedings   diligently
     conducted,  if adequate reserves with respect thereto are maintained on the books of the applicable Person;

          (e)  pledges  or  deposits  in the  ordinary  course  of  business  in connection  with workers'  compensation,  unemployment  insurance and other social security legislation, other than any Lien imposed by ERISA;

          (f) deposits to secure the  performance of bids,  trade  contracts and leases (other than Indebtedness),  statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g)   easements,   rights-of-way,   restrictions   and  other  similar
     encumbrances  affecting  real property  which,  in the  aggregate,  are not substantial in amount, and which do not in any case materially detract from

                                       59

     the value of the property subject thereto or materially  interfere with the ordinary conduct of the business of the applicable Person;

          (h) Liens securing judgments for the payment of money not constituting an Event of Default under SECTION 8.01(H);

          (i) Liens  securing  Indebtedness  permitted  under  SECTION  7.03(E);
     PROVIDED that (i) such Liens do not at any time encumber any property other than the property  financed by such  Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

          (j)  licenses,  sublicenses,  leases  or  subleases  granted  to other
     Persons not materially  interfering with the conduct of the business of the
     Borrower or any of its Subsidiaries;

          (k) Liens arising from  precautionary UCC financing  statement filings regarding operating leases entered into in the ordinary course of business;
     and

          (l) Liens on  property  or assets  acquired  pursuant  to a  Permitted
     Acquisition,  or on property or assets of a  Subsidiary  of the Borrower in existence at the time such  Subsidiary is acquired  pursuant to a Permitted
     Acquisition,  PROVIDED  that (x) any  Indebtedness  that is secured by such
     Liens is permitted to exist under SECTION  7.03(F),  and (y) such Liens are not incurred in connection  with, or in  contemplation  or anticipation of, such  Permitted  Acquisition  and do not  attach to any other  asset of the
     Borrower or any of its Subsidiaries.

     7.02 INVESTMENTS. Make any Investments, except:

          (a) Investments held by the Borrower or such Subsidiary in the form of
     Cash Equivalents;

          (b) advances to officers,  directors and employees of the Borrower and
     Subsidiaries  in an  aggregate  amount not to exceed  $500,000  at any time outstanding, for travel,  entertainment,  relocation and analogous ordinary business purposes;

          (c)  Investments  of the Borrower in any Guarantor and  Investments of
     any wholly-owned Subsidiary in the Borrower or in any Guarantor;

          (d)  Investments  consisting  of extensions of credit in the nature of accounts  receivable  or notes  receivable  arising from the grant of trade credit in the ordinary  course of  business,  and  Investments  received in satisfaction  or partial  satisfaction  thereof from  financially  troubled account debtors to the extent  reasonably  necessary in order to prevent or limit loss;

          (e) Guarantees permitted by SECTION 7.03;

                                       60

          (f) other  Investments not exceeding  $500,000 in the aggregate in any fiscal year of the Borrower;

          (g) Investments in the form of  acquisitions  of all or  substantially all of the business or a line of business  (whether by the  acquisition  of capital stock, assets or any combination thereof) of any other Person, (any such acquisition, a "PERMITTED ACQUISITION"); PROVIDED that:

               (i) the  entity to be  acquired  (or with  respect  to which such acquisition is made) is a going concern;

               (ii) the entity to be acquired  shall engage in a business or the assets to be acquired  shall be used in a business in accordance  with
          SECTION 7.07;

               (iii) the Borrower  shall have  delivered  to the  Administrative
          Agent prior to the closing date of the  acquisition a  description  of the acquisition;

               (iv) the Borrower  shall have  certified on or before the closing date of the  acquisition,  in writing and in a form  acceptable to the
          Administrative  Agent and the Lenders,  that the  acquisition has been approved  (if  applicable)  by the board of  directors  or  equivalent governing body of the entity to be acquired;

               (v) no  Default or Event of Default  shall have  occurred  and be continuing both before and after giving effect to the acquisition;

               (vi) the Borrower  shall have complied with the  requirements  of
          SECTION 6.12;

               (vii) the Borrower  shall have  delivered  to the  Administrative
          Agent a  Compliance  Certificate  dated as of the closing  date of the
          acquisition   demonstrating,   in  form   and   substance   reasonably
          satisfactory thereto, immediately before and after the closing date of the  acquisition  and on a pro forma basis,  (A) compliance  with each covenant  contained in SECTION 7.11, (B) borrowing  availability of at least  $10,000,000  under  this  Agreement,  and  (C)  a  Consolidated
          Leverage  Ratio  of at  least  0.5x  below  the  Maximum  Consolidated
          Leverage Ratio permitted hereunder at such time; and

               (viii) the Borrower shall have complied with the  requirements of
          SECTION 5.02.

          (h) the Borrower and its  Subsidiaries may acquire and own investments
     (including debt obligations)  received in connection with the bankruptcy or reorganization  of suppliers and customers and in good faith  settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business.

     7.03 INDEBTEDNESS.   Create,   incur,   assume   or  suffer  to  exist  any
Indebtedness, except:

          (a) Indebtedness under the Loan Documents;

                                       61

          (b) Indebtedness outstanding on the date hereof and listed on SCHEDULE
     7.03 and any  refinancings,  refundings,  renewals or  extensions  thereof;
     PROVIDED that (i) the amount of such  Indebtedness  is not increased at the time of such  refinancing,  refunding,  renewal or  extension  except by an amount equal to a reasonable  premium or other reasonable  amount paid, and fees and expenses reasonably incurred,  in connection with such refinancing and by an amount equal to any existing  commitments  unutilized  thereunder and (ii) the terms relating to principal  amount,  amortization,  maturity, collateral  (if any) and  subordination  (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending
     Indebtedness,  and of any  agreement  entered  into  and of any  instrument issued in  connection  therewith,  are no less  favorable  in any  material respect to the Loan Parties or the Lenders than the terms of any  agreement or  instrument  governing  the  Indebtedness  being  refinanced,  refunded,
     renewed  or  extended  and  the  interest  rate   applicable  to  any  such
     refinancing,  refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

          (c)  Guarantees  of the  Borrower  or any  Subsidiary  in  respect  of
     Indebtedness   otherwise   permitted  hereunder  of  the  Borrower  or  any
     wholly-owned Subsidiary;

          (d)  obligations  (contingent  or  otherwise)  of the  Borrower or any
     Subsidiary  existing or arising under any Swap Contract,  PROVIDED that (i)
     such  obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly  mitigating risks associated with  liabilities,  commitments,  investments,  assets, or property held or reasonably  anticipated  by  such  Person,  or  changes  in  the  value  of securities  issued by such Person,  and not for purposes of  speculation or taking a "market  view;" and (ii) such Swap  Contract  does not contain any provision  exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

          (e)  Indebtedness  in  respect of capital  leases and  purchase  money obligations for fixed or capital assets within the limitations set forth in
     SECTION 7.01(I);  PROVIDED,  however, that the aggregate amount of all such
     Indebtedness at any one time outstanding shall not exceed $2,500,000; and

          (f) Indebtedness of a Subsidiary of the Borrower  acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted
     Acquisition of an asset securing such Indebtedness); PROVIDED that (i) such
     Indebtedness  was not incurred in connection  with, or in  anticipation  or contemplation of, such Permitted  Acquisition,  (ii) such Indebtedness does not constitute debt for borrowed money, it being understood and agreed that capitalized  lease  obligations and purchase money  Indebtedness  shall not constitute  debt for  borrowed  money for  purposes of this clause (ii) and
     (iii) the aggregate principal amount of all Indebtedness  permitted by this clause (f) shall not exceed $500,000 at any one time outstanding.

     7.04 FUNDAMENTAL CHANGES. Merge, dissolve,  liquidate,  consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions)  all or  substantially  all of its  assets  (whether  now owned or hereafter  acquired) to or in favor of any Person,  except  that,  so long as no
Default exists or would result therefrom:

                                       62

          (a) any Subsidiary may merge with (i) the Borrower,  PROVIDED that the
     Borrower  shall be the continuing or surviving  Person,  or (ii) any one or more other  Subsidiaries,  PROVIDED that when any Guarantor is merging with another  Subsidiary,  the  Guarantor  shall be the  continuing or surviving
     Person; and

          (b) any  Subsidiary  may  Dispose of all or  substantially  all of its assets (upon  voluntary  liquidation  or  otherwise)  to the Borrower or to another  Subsidiary;  PROVIDED that if the transferor in such a transaction is a  Guarantor,  then the  transferee  must  either be the  Borrower  or a
     Guarantor.

     7.05 DISPOSITIONS. Make any Disposition or enter into any agreement to make any Disposition, except:

          (a)  Dispositions of obsolete or worn out property,  whether now owned or hereafter acquired, in the ordinary course of business;

          (b) Dispositions of inventory in the ordinary course of business;

          (c)  Dispositions of equipment or real property to the extent that (i)
     such property is exchanged for credit against the purchase price of similar
     replacement   property  or  (ii)  the  proceeds  of  such  Disposition  are reasonably  promptly  applied  to the  purchase  price of such  replacement property;

          (d) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned  Subsidiary;  PROVIDED that if the transferor of such property is a  Guarantor,  the  transferee  thereof must either be the Borrower or a
     Guarantor;

          (e) Dispositions permitted by SECTION 7.04;

          (f) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable  arising  in the  ordinary  course  of  business,  but  only  in connection with the compromise or collection thereof and not as part of any financing transaction;

          (g) each of the  Borrower  and its  Subsidiaries  may grant  licenses,
     sublicenses,   leases  or  subleases  to  other   Persons  not   materially
     interfering  with the conduct of the business of the Borrower or any of its
     Subsidiaries; and

          (h)  Dispositions by the Borrower and its  Subsidiaries  not otherwise permitted  under this SECTION  7.05;  PROVIDED that (i) at the time of such
     Disposition,  no Default or Event of Default  shall  exist or would  result from such  Disposition  and (ii) the  aggregate  book value of all property
     Disposed  of in  reliance  on this  clause (h) in any fiscal year shall not exceed $1,000,000;

PROVIDED,  HOWEVER,  that any  Disposition  pursuant  to clauses (a) through (h)
shall be for fair market value.

                                       63

     8.06  RESTRICTED  PAYMENTS.  Declare or make,  directly or indirectly,  any
Restricted Payment, or incur any obligation  (contingent or otherwise) to do so, or issue or sell any Equity Interests,  except that, so long as no Default shall have  occurred and be continuing  at the time of any action  described  below or would result therefrom:

          (a) each Subsidiary may make Restricted Payments to the Borrower,  the
     Guarantors  and any  other  Person  that owns an  Equity  Interest  in such
     Subsidiary,  ratably according to their respective  holdings of the type of
     Equity Interest in respect of which such Restricted Payment is being made;

          (b) the Borrower  and each  Subsidiary  may declare and make  dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

          (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests  issued by it with the proceeds  received from the substantially  concurrent  issue of new shares of its common stock or other common Equity Interests; and

          (d) the Borrower may declare or pay cash dividends to its stockholders and option holders; PROVIDED, that (i) no Default or Event of Default shall exist or would result therefrom,  (ii) after giving pro forma effect to any such dividends,  the Borrower shall be in pro forma compliance with SECTION
     7.11,  and  (iii)  any such  dividends  shall be  declared  and paid (A) in accordance  with  all  applicable  Laws  and  (B) in  accordance  with  the
     Borrower's Organization Documents.

          (e) in addition to the transactions  permitted under clause (b) above, the Borrower may issue and sell shares of its common stock,  so long as any such common stock is not  redeemable or is redeemable  solely at the option of the Borrower or the applicable Subsidiary.

     7.07 CHANGE IN NATURE OF BUSINESS.  Engage in any material line of business substantially  different from those lines of business  conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

     7.08 TRANSACTIONS  WITH AFFILIATES.  Enter into any transaction of any kind with any  Affiliate of the  Borrower,  whether or not in the ordinary  course of business,  other than on fair and reasonable terms substantially as favorable to the Borrower or such  Subsidiary  as would be obtainable by the Borrower or such
Subsidiary at the time in a comparable  arm's length  transaction  with a Person other than an Affiliate,  PROVIDED that (i) the foregoing  restriction shall not apply to transactions between or among the Borrower and any Guarantor or between and among any  Guarantors  and (ii)  customary  fees may be paid to  non-officer directors of the Borrower and its Subsidiaries.

     7.09 BURDENSOME  AGREEMENTS.  Enter into any Contractual  Obligation (other than this  Agreement or any other Loan Document) that (a) limits the ability (i)
of any Subsidiary to make  Restricted  Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor,  (ii) of any
Subsidiary  to  Guarantee  the  Indebtedness  of the  Borrower  or  (iii) of the

                                       64

Borrower or any Subsidiary to create,  incur, assume or suffer to exist Liens on property of such  Person;  PROVIDED,  HOWEVER,  that this clause (iii) shall not prohibit  any  negative  pledge  incurred  or provided in favor of any holder of
Indebtedness  permitted  under  SECTION  7.03(E)  solely to the  extent any such negative  pledge  relates to the  property  financed  by or the  subject of such
Indebtedness;  or (b)  requires the grant of a Lien to secure an  obligation  of such Person if a Lien is granted to secure another obligation of such Person.

     7.10 USE OF  PROCEEDS.  Use the proceeds of any Credit  Extension,  whether directly or indirectly, and whether immediately,  incidentally or ultimately, to purchase or carry margin stock  (within the meaning of  Regulation U of the FRB)
or to extend credit to others for the purpose of  purchasing or carrying  margin stock or to refund indebtedness originally incurred for such purpose.

     7.11 FINANCIAL COVENANTS.

     (a) CONSOLIDATED NET WORTH.  Commencing with the fiscal quarter ending June
30, 2005,  permit  Consolidated Net Worth at any time to be less than the sum of
(i) 85% of the Borrower's  Consolidated  Net Worth as of June 30, 2005,  (ii) an
amount equal to 75% of the  Consolidated  Net Income  earned in each full fiscal quarter ending after June 30, 2005 (with no deduction for a net loss in any such fiscal quarter) and (iii) an amount equal to 100% of the aggregate  increases in
Shareholders'  Equity of the Borrower and its Subsidiaries after the date hereof by reason of the  issuance  and sale of Equity  Interests of the Borrower or any
Subsidiary (other than issuances to the Borrower or a wholly-owned  Subsidiary), including  upon any  conversion  of debt  securities  of the Borrower  into such
Equity Interests.

     (b) CONSOLIDATED  LEVERAGE RATIO. Permit the Consolidated Leverage Ratio at
any time to be greater than 3.00 to 1.00.

     (c)  CONSOLIDATED  FIXED CHARGE  COVERAGE  RATIO.  At any time,  permit the
Consolidated Fixed Charge Coverage Ratio to be less than 2.00 to 1.00.

                                  ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

     8.01 EVENTS OF DEFAULT.  Any of the following shall  constitute an Event of
Default:

     (a) NON-PAYMENT. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid  herein,  any amount of  principal of any Loan or any
L/C  Obligation,  or (ii)  within  three days after the same  becomes  due,  any interest  on any Loan or on any L/C  Obligation,  or any fee due  hereunder,  or
(iii) within five days after the same  becomes  due,  any other  amount  payable hereunder or under any other Loan Document; or

     (b) SPECIFIC COVENANTS.  The Borrower fails to perform or observe any term, covenant or agreement  contained in any of SECTION 6.01, 6.02, 6.03, 6.05, 6.10,
6.11 or 6.12 or Article  VII, or any  Guarantor  fails to perform or observe any term, covenant or agreement contained in the Guaranty; or

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     (c) OTHER  DEFAULTS.  Any Loan Party  fails to perform or observe any other covenant or agreement (not  specified in subsection (a) or (b) above)  contained in any Loan  Document on its part to be  performed  or observed and such failure continues  for thirty (30) days after written  notice  thereof has been given to the Borrower by the Administrative Agent; or

     (d)   REPRESENTATIONS  AND  WARRANTIES.   Any   representation,   warranty,
certification  or  statement  of fact made or deemed made by or on behalf of the
Borrower or any other Loan Party herein,  in any other Loan Document,  or in any document  delivered in  connection  herewith or therewith  shall be incorrect or misleading when made or deemed made; or

     (e) CROSS-DEFAULT. (i) The Borrower or any Subsidiary (A) fails to make any
payment  when  due  (whether  by  scheduled   maturity,   required   prepayment,
acceleration,  demand, or otherwise) in respect of any Indebtedness or Guarantee
(other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate  principal amount (including undrawn committed or available amounts and including  amounts  owing to all creditors  under any combined or syndicated credit  arrangement) of more than the Threshold  Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or
Guarantee or contained in any  instrument or agreement  evidencing,  securing or relating  thereto,  or any other event  occurs,  the effect of which  default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or  beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required,  such Indebtedness to be demanded or to become due or to be  repurchased,  prepaid,  defeased  or  redeemed  (automatically  or
otherwise),  or  an  offer  to  repurchase,   prepay,  defease  or  redeem  such
Indebtedness  to be made,  prior to its stated  maturity,  or such  Guarantee to become  payable or cash  collateral in respect  thereof to be demanded;  or (ii)
there occurs under any Swap  Contract an Early  Termination  Date (as defined in such Swap  Contract)  resulting  from (A) any event of  default  under such Swap
Contract as to which the Borrower or any Subsidiary is the Defaulting  Party (as
defined in such Swap  Contract)  or (B) any  Termination  Event (as so  defined)
under  such Swap  Contract  as to which the  Borrower  or any  Subsidiary  is an
Affected Party (as so defined) and, in either event, the Swap Termination  Value owed by the Borrower or such  Subsidiary as a result thereof is greater than the
Threshold Amount; or

     (f) INSOLVENCY PROCEEDINGS,  ETC. Any Loan Party or any of its Subsidiaries
institutes or consents to the  institution  of any  proceeding  under any Debtor
Relief Law, or makes an assignment for the benefit of creditors;  or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator,  rehabilitator  or similar officer for it or for all or any material part  of  its  property;  or  any  receiver,  trustee,  custodian,  conservator,
liquidator,   rehabilitator   or  similar  officer  is  appointed   without  the
application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60)  calendar  days; or any  proceeding  under any Debtor
Relief Law  relating  to any such Person or to all or any  material  part of its property  is  instituted  without  the  consent  of such  Person  and  continues undismissed  or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

     (g) INABILITY TO PAY DEBTS; ATTACHMENT.  (i) The Borrower or any Subsidiary
becomes unable or admits in writing its inability or fails  generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution

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or similar  process is issued or levied  against all or any material part of the property of any such Person and is not released,  vacated or fully bonded within thirty (30) days after its issue or levy; or

     (h) JUDGMENTS.  There is entered against the Borrower or any Subsidiary (i)
a final  judgment  or order  for the  payment  of money in an  aggregate  amount exceeding  the  Threshold  Amount  (to the extent  not  covered  by  independent third-party  insurance  as to which the insurer does not dispute  coverage),  or
(ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A)  enforcement  proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

     (i) ERISA.  (i) An ERISA  Event  occurs with  respect to a Pension  Plan or
Multiemployer  Plan which has resulted or could reasonably be expected to result in  liability  of the  Borrower  under  Title IV of ERISA to the  Pension  Plan,
Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold
Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the  expiration of any applicable  grace period,  any  installment  payment with respect  to its  withdrawal  liability  under  Section  4201  of  ERISA  under a
Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

     (j) INVALIDITY OF LOAN  DOCUMENTS.  Any provision of any Loan Document,  at any time after its  execution  and  delivery  and for any  reason  other than as expressly  permitted  hereunder or thereunder or satisfaction in full of all the
Obligations,  ceases to be in full  force and  effect;  or any Loan Party or any other  Person  contests  in any manner the  validity  or  enforceability  of any provision  of any Loan  Document;  or any Loan Party  denies  that it has any or further liability or obligation under any Loan Document,  or purports to revoke, terminate or rescind any provision of any Loan Document; or

     (k) CHANGE OF CONTROL. There occurs any Change of Control.

     8.02 REMEDIES UPON EVENT OF DEFAULT.  If any Event of Default occurs and is continuing,  the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

          (a)  declare  the  commitment  of each  Lender  to make  Loans and any obligation  of  the  L/C  Issuer  to  make  L/C  Credit  Extensions  to  be terminated, whereupon such commitments and obligation shall be terminated;

          (b) declare the unpaid principal amount of all outstanding  Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder  or under any  other  Loan  Document  to be  immediately  due and payable, without presentment,  demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

          (c) require that the Borrower Cash  Collateralize  the L/C Obligations
     (in an amount equal to the then Outstanding Amount thereof); and

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(d)         exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

PROVIDED,  HOWEVER,  that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the  Bankruptcy  Code of the
United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically  terminate, the unpaid  principal  amount of all  outstanding  Loans and all  interest and other amounts  as  aforesaid  shall  automatically  become  due and  payable,  and the obligation  of the  Borrower  to  Cash  Collateralize  the  L/C  Obligations  as
aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

     8.03 APPLICATION OF FUNDS.  After the exercise of remedies  provided for in
SECTION 8.02 (or after the Loans have  automatically  become immediately due and payable and the L/C  Obligations  have  automatically  been  required to be Cash
Collateralized  as set  forth in the  proviso  to  SECTION  8.02),  any  amounts received on account of the  Obligations  shall be applied by the  Administrative
Agent in the following order:

     FIRST,  to payment of that portion of the  Obligations  constituting  fees,
indemnities,   expenses  and  other  amounts   (including   fees,   charges  and
disbursements of counsel to the  Administrative  Agent and amounts payable under
ARTICLE III) payable to the Administrative Agent in its capacity as such;

     SECOND,  to payment of that portion of the Obligations  constituting  fees, indemnities  and other  amounts  (other than  principal,  interest and Letter of
Credit  Fees)  payable to the Lenders and the L/C Issuer  (including  reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C
Issuer and amounts payable under ARTICLE III),  ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;

     THIRD, to payment of that portion of the Obligations  constituting  accrued and unpaid Letter of Credit Fees and interest on the Loans,  L/C  Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause THIRD payable to them;

     FOURTH,  to payment of that  portion of the  Obligations  constituting  (a)
unpaid  principal  of the Loans and L/C  Borrowings,  (b) all  payment and other obligations  owing  by the  Borrower  under  any  Swap  Contracts,  and (c) cash management  or similar  treasury or custodial  arrangements,  ratably  among the
Lenders and the L/C Issuer in proportion to the respective  amounts described in this clause FOURTH held by them;

     FIFTH, to the  Administrative  Agent for the account of the L/C Issuer,  to
Cash  Collateralize  that portion of L/C Obligations  comprised of the aggregate undrawn amount of Letters of Credit; and

     LAST,  the  balance,  if  any,  after  all of  the  Obligations  have  been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

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Subject to SECTION  2.03(C),  amounts used to Cash  Collateralize  the aggregate undrawn  amount of Letters of Credit  pursuant  to clause  Fifth  above shall be applied to satisfy  drawings under such Letters of Credit as they occur.  If any amount  remains on deposit as Cash  Collateral  after all Letters of Credit have either been fully drawn or expired,  such  remaining  amount shall be applied to the other Obligations, if any, in the order set forth above.

                                  ARTICLE IX.
                              ADMINISTRATIVE AGENT

     9.01  APPOINTMENT  AND  AUTHORITY.  Each of the  Lenders and the L/C Issuer
hereby  irrevocably  appoints  Bank  of  America  to act on  its  behalf  as the
Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are  delegated  to the  Administrative  Agent by the  terms  hereof or thereof,  together  with such  actions and powers as are  reasonably  incidental thereto.  The  provisions  of this  Article  are solely  for the  benefit of the
Administrative Agent, the Lenders and the L/C Issuer, and the Borrower shall not have rights as a third party beneficiary of any of such provisions.

     9.02 RIGHTS AS A LENDER.  The Person  serving as the  Administrative  Agent hereunder  shall have the same rights and powers in its  capacity as a Lender as any  other  Lender  and  may  exercise  the  same  as  though  it  were  not the
Administrative  Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual  capacity.  Such
Person and its  Affiliates may accept  deposits from,  lend money to, act as the financial  advisor or in any other advisory capacity for and generally engage in any kind of business  with the  Borrower or any  Subsidiary  or other  Affiliate thereof  as if such  Person  were not the  Administrative  Agent  hereunder  and without any duty to account therefor to the Lenders.

     9.03 EXCULPATORY  PROVISIONS.  The Administrative  Agent shall not have any duties or obligations  except those  expressly set forth herein and in the other
Loan  Documents.   Without  limiting  the  generality  of  the  foregoing,   the
Administrative Agent:

          (a) shall not be subject to any  fiduciary  or other  implied  duties, regardless of whether a Default has occurred and is continuing;

          (b)  shall  not  have any duty to take  any  discretionary  action  or exercise any discretionary  powers,  except discretionary rights and powers expressly  contemplated  hereby or by the  other  Loan  Documents  that the
     Administrative  Agent is required to exercise as directed in writing by the
     Required  Lenders  (or such other  number or  percentage  of the Lenders as shall be  expressly  provided  for herein or in the other Loan  Documents),
     PROVIDED  that the  Administrative  Agent shall not be required to take any action that,  in its opinion or the opinion of its counsel,  may expose the
     Administrative  Agent to liability or that is contrary to any Loan Document or applicable law; and

          (c) shall not,  except as expressly  set forth herein and in the other
     Loan Documents,  have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its

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     Affiliates that is communicated to or obtained by the Person serving as the
     Administrative Agent or any of its Affiliates in any capacity.

     The  Administrative  Agent shall not be liable for any action  taken or not taken by it (i) with the consent or at the request of the  Required  Lenders (or such other number or percentage of the Lenders as shall be necessary,  or as the
Administrative  Agent shall believe in good faith shall be necessary,  under the circumstances  as provided in SECTIONS 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative  Agent shall be  deemed  not to  have  knowledge  of any  Default  unless  and  until  notice describing such Default is given to the Administrative  Agent by the Borrower, a
Lender or the L/C Issuer.

     The  Administrative  Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement,  warranty or representation made in or in  connection  with this  Agreement  or any other  Loan  Document,  (ii) the contents of any  certificate,  report or other document  delivered  hereunder or thereunder or in  connection  herewith or therewith,  (iii) the  performance  or observance of any of the covenants,  agreements or other terms or conditions set forth herein or therein or the  occurrence  of any Default,  (iv) the  validity, enforceability,  effectiveness or genuineness of this Agreement,  any other Loan
Document or any other agreement,  instrument or document or (v) the satisfaction of any  condition  set forth in ARTICLE IV or  elsewhere  herein,  other than to
confirm   receipt  of  items   expressly   required  to  be   delivered  to  the
Administrative Agent.

     9.04 RELIANCE BY ADMINISTRATIVE  AGENT. The  Administrative  Agent shall be entitled to rely upon,  and shall not incur any liability for relying upon,  any notice, request, certificate,  consent, statement, instrument, document or other writing (including any electronic message,  Internet or intranet website posting or other  distribution)  believed by it to be genuine  and to have been  signed, sent or otherwise  authenticated by the proper Person. The Administrative  Agent also may rely upon any statement  made to it orally or by telephone and believed by it to have been made by the proper Person,  and shall not incur any liability for relying thereon.  In determining  compliance with any condition hereunder to the making of a Loan,  or the issuance of a Letter of Credit,  that by its terms must be  fulfilled  to the  satisfaction  of a  Lender  or the L/C  Issuer,  the
Administrative  Agent may presume that such  condition is  satisfactory  to such
Lender or the L/C Issuer  unless the  Administrative  Agent shall have  received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal  counsel (who may be counsel for the  Borrower),  independent accountants  and other  experts  selected by it, and shall not be liable for any action  taken or not  taken by it in  accordance  with  the  advice  of any such counsel, accountants or experts.

     9.05 DELEGATION OF DUTIES. The Administrative Agent may perform any and all of its duties and  exercise  its rights and powers  hereunder or under any other
Loan  Document  by or  through  any  one or more  sub  agents  appointed  by the
Administrative  Agent.  The  Administrative  Agent  and any such sub  agent  may perform  any and all of its  duties  and  exercise  its  rights and powers by or through their  respective  Related Parties.  The exculpatory  provisions of this
Article  shall  apply to any such sub agent and to the  Related  Parties  of the
Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities  provided for herein as well as activities as Administrative Agent.

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     9.06 RESIGNATION OF ADMINISTRATIVE  AGENT. The Administrative  Agent may at
any time give notice of its  resignation to the Lenders,  the L/C Issuer and the
Borrower.  Upon receipt of any such notice of resignation,  the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United  States,  or an  Affiliate of any such bank with an office in the United States.  If no such  successor  shall have been so  appointed  by the Required  Lenders and shall have  accepted  such appointment  within  thirty (30) days after the  retiring  Administrative  Agent gives notice of its resignation,  then the retiring  Administrative Agent may on behalf of the  Lenders and the L/C  Issuer,  appoint a successor  Administrative
Agent  meeting  the  qualifications  set  forth  above;  PROVIDED  that  if  the
Administrative  Agent  shall  notify  the  Borrower  and  the  Lenders  that  no qualifying  Person has accepted such  appointment,  then such resignation  shall nonetheless become effective in accordance with such notice and (1) the retiring
Administrative  Agent  shall be  discharged  from  its  duties  and  obligations
hereunder   and  under  the  other  Loan   Documents   and  (2)  all   payments,
communications  and  determinations  provided  to be made by, to or through  the
Administrative  Agent  shall  instead  be made by or to each  Lender and the L/C
Issuer  directly,  until such time as the Required  Lenders  appoint a successor
Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor's  appointment as Administrative Agent hereunder,  such successor shall  succeed to and become vested with all of the rights,  powers,  privileges and duties of the retiring (or retired)  Administrative  Agent, and the retiring
Administrative  Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as  provided  above in this  Section).  The fees  payable by the  Borrower  to a successor  Administrative  Agent  shall  be the  same as  those  payable  to its predecessor  unless  otherwise  agreed between the Borrower and such  successor.
After the retiring  Administrative  Agent's resignation  hereunder and under the other Loan  Documents,  the  provisions  of this Article and SECTION 10.04 shall continue in effect for the benefit of such retiring  Administrative  Agent,  its sub agents and their respective  Related Parties in respect of any actions taken or omitted to be taken by any of them while the  retiring  Administrative  Agent was acting as Administrative Agent.

     Any resignation by Bank of America as Administrative Agent pursuant to this
Section  shall  also  constitute  its  resignation  as L/C Issuer and Swing Line
Lender. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers,  privileges and duties of the retiring L/C Issuer and Swing Line
Lender,  (b) the retiring  L/C Issuer and Swing Line Lender shall be  discharged from all of their respective duties and obligations hereunder or under the other
Loan  Documents,  and (c) the successor L/C Issuer shall issue letters of credit in substitution  for the Letters of Credit,  if any,  outstanding at the time of such  succession  or make other  arrangements  satisfactory  to the retiring L/C
Issuer to  effectively  assume the  obligations  of the retiring L/C Issuer with respect to such Letters of Credit.

     9.07 NON-RELIANCE ON ADMINISTRATIVE  AGENT AND OTHER LENDERS.  Each Lender
and the L/C Issuer acknowledges that it has,  independently and without reliance upon  the  Administrative  Agent or any  other  Lender  or any of their  Related
Parties  and  based  on  such  documents  and   information  as  it  has  deemed
appropriate,  made its own  credit  analysis  and  decision  to enter  into this
Agreement.  Each  Lender  and the L/C  Issuer  also  acknowledges  that it will, independently  and without reliance upon the  Administrative  Agent or any other
Lender  or any of  their  Related  Parties  and  based  on  such  documents  and information as it shall from time to time deem appropriate, continue to make its

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own decisions in taking or not taking action under or based upon this Agreement, any other Loan  Document  or any related  agreement  or any  document  furnished hereunder or thereunder.

     9.08 NO OTHER DUTIES, ETC. Anything herein to the contrary notwithstanding, none of the Bookrunners or Arrangers  listed on the cover page hereof shall have any powers, duties or responsibilities  under this Agreement or any of the other
Loan Documents,  except in its capacity,  as applicable,  as the  Administrative
Agent, a Lender or the L/C Issuer hereunder.

     9.09 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency
of  any  receivership,   insolvency,  liquidation,  bankruptcy,  reorganization,
arrangement,  adjustment,  composition or other judicial  proceeding relative to any Loan Party, the Administrative  Agent (irrespective of whether the principal of any Loan or L/C Obligation  shall then be due and payable as herein expressed or by declaration or otherwise and  irrespective  of whether the  Administrative
Agent  shall  have  made any  demand  on the  Borrower)  shall be  entitled  and empowered, by intervention in such proceeding or otherwise

          (a) to file and prove a claim for the  whole  amount of the  principal and interest owing and unpaid in respect of the Loans,  L/C Obligations and all other  Obligations  that are owing and  unpaid  and to file such  other documents  as may be  necessary or advisable in order to have the claims of the Lenders,  the L/C Issuer and the  Administrative  Agent  (including any claim for the reasonable compensation, expenses, disbursements and advances of the  Lenders,  the L/C  Issuer  and the  Administrative  Agent and their respective  agents and counsel and all other  amounts due the Lenders,  the
     L/C Issuer and the  Administrative  Agent under  SECTIONS  2.03(I) and (J),
     2.09 and 10.04) allowed in such judicial proceeding; and

          (b) to collect  and receive  any monies or other  property  payable or deliverable on any such claims and to distribute the same;

and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the  Administrative  Agent shall consent to the making of such  payments  directly  to the  Lenders  and  the  L/C  Issuer,  to pay to the
Administrative Agent any amount due for the reasonable  compensation,  expenses, disbursements  and  advances  of the  Administrative  Agent and its  agents  and counsel,  and any other amounts due the Administrative Agent under SECTIONS 2.09 and 10.04.

     Nothing  contained  herein shall be deemed to authorize the  Administrative
Agent to  authorize  or consent to or accept or adopt on behalf of any Lender or
the  L/C  Issuer  any  plan  of  reorganization,   arrangement,   adjustment  or
composition  affecting  the  Obligations  or  the  rights  of any  Lender  or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     9.10  GUARANTY  MATTERS(A)  . The  Lenders  and the L/C Issuer  irrevocably authorize the  Administrative  Agent,  at its option and in its  discretion,  to

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release any  Guarantor  from its  obligations  under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

     Upon request by the Administrative  Agent at any time, the Required Lenders will  confirm in writing the  Administrative  Agent's  authority  to release any
Guarantor from its obligations under the Guaranty pursuant to this SECTION 9.10.

                                   ARTICLE X.
                                  MISCELLANEOUS

     10.01  AMENDMENTS,  ETC. No  amendment  or waiver of any  provision of this
Agreement  or any other Loan  Document,  and no consent to any  departure by the
Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and  acknowledged by the  Administrative  Agent,  and each such waiver or consent shall be effective  only in the specific  instance and for the specific  purpose for which given;  PROVIDED,  HOWEVER,  that no such amendment, waiver or consent shall:

          (a) waive any  condition  set forth in  SECTION  4.01(A)  without  the written consent of each Lender;

          (b) extend or increase the  Commitment of any Lender (or reinstate any
     Commitment terminated pursuant to SECTION 8.02) without the written consent of such Lender;

          (c)  postpone  any date  fixed by this  Agreement  or any  other  Loan
     Document for any payment or mandatory  prepayment of  principal,  interest, fees or other  amounts  due to the Lenders  (or any of them)  hereunder  or under any other Loan  Document  without the written  consent of each Lender directly affected thereby;

          (d) reduce the principal of, or the rate of interest  specified herein on, any Loan or L/C  Borrowing,  or  (subject  to clause (iv) of the second proviso to this SECTION 10.01) any fees or other amounts payable  hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; PROVIDED,  HOWEVER, that only the consent of the
     Required Lenders shall be necessary (i) to amend the definition of "Default
     Rate" or to waive any  obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial  covenant hereunder  (or any defined  term used  therein)  even if the effect of such amendment  would  be to  reduce  the  rate of  interest  on any Loan or L/C
     Borrowing or to reduce any fee payable hereunder;

          (e) change  SECTION  2.13 or SECTION 8.03 in a manner that would alter the pro rata  sharing of  payments  required  thereby  without  the written consent of each Lender; or

          (f)  change  any  provision  of  this  Section  or the  definition  of
     "Required  Lenders" or any other provision hereof  specifying the number or percentage  of Lenders  required to amend,  waive or  otherwise  modify any

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     rights hereunder or make any  determination or grant any consent  hereunder without the written consent of each Lender; or

          (g)  release  all or  substantially  all of the value of the  Guaranty without the written consent of each Lender;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders  required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer
Document  relating to any Letter of Credit issued or to be issued by it; (ii) no amendment,  waiver or consent  shall,  unless in writing and signed by the Swing
Line  Lender in addition to the  Lenders  required  above,  affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall,  unless in writing and signed by the  Administrative  Agent in addition  to the  Lenders  required  above,  affect  the rights or duties of the
Administrative  Agent under this Agreement or any other Loan Document;  and (iv)
the Fee Letter may be amended,  or rights or privileges  thereunder waived, in a writing  executed only by the parties thereto.  Notwithstanding  anything to the contrary  herein,  no  Defaulting  Lender  shall  have any right to  approve  or
disapprove  any  amendment,   waiver  or  consent  hereunder,  except  that  the
Commitment  of such Lender may not be increased or extended  without the consent of such Lender.

     10.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION.

     (a)   NOTICES   GENERALLY.   Except  in  the  case  of  notices  and  other
communications  expressly  permitted  to be given by  telephone  (and  except as provided in subsection (b) below), all notices and other communications provided for  herein  shall be in writing  and shall be  delivered  by hand or  overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications  expressly permitted hereunder to be given by telephone shall be made to the applicable  telephone  number,  as follows:

          (i) if to the Borrower,  the  Administrative  Agent, the L/C Issuer or
     the Swing Line Lender, to the address,  telecopier number,  electronic mail address or telephone  number  specified for such Person on SCHEDULE  10.02;
     and

          (ii)  if to any  other  Lender,  to the  address,  telecopier  number, electronic mail address or telephone number specified in its Administrative
     Questionnaire.

Notices sent by hand or  overnight  courier  service,  or mailed by certified or registered mail, shall be deemed to have been given when received;  notices sent by telecopier  shall be deemed to have been given when sent (except that, if not given during normal  business hours for the  recipient,  shall be deemed to have been  given  at the  opening  of  business  on the  next  business  day  for the recipient).  Notices delivered through  electronic  communications to the extent provided  in  subsection  (b) below,  shall be  effective  as  provided  in such subsection (b).

     (b)  ELECTRONIC  COMMUNICATIONS.  Notices and other  communications  to the
Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication  (including e mail and Internet or intranet  websites) pursuant to procedures  approved by the  Administrative  Agent,  PROVIDED that the foregoing shall not apply to notices to any Lender or the L/C Issuer  pursuant  to Article
II  if  such  Lender  or  the  L/C  Issuer,  as  applicable,  has  notified  the
Administrative  Agent  that it is  incapable  of  receiving  notices  under such
Article by electronic  communication.  The Administrative  Agent or the Borrower may, in its discretion,  agree to accept notices and other  communications to it

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hereunder by electronic  communications  pursuant to procedures  approved by it,
PROVIDED that approval of such  procedures may be limited to particular  notices or communications.

     Unless the Administrative Agent otherwise prescribes, (i) notices and other communications  sent to an  e-mail  address  shall be deemed  received  upon the sender's receipt of an  acknowledgement  from the intended recipient (such as by the "return receipt requested"  function,  as available,  return e-mail or other written acknowledgement), PROVIDED that if such notice or other communication is not sent  during the normal  business  hours of the  recipient,  such  notice or communication  shall be deemed to have been sent at the  opening of  business on the next  business day for the  recipient,  and (ii)  notices or  communications posted to an Internet  or intranet  website  shall be deemed  received  upon the deemed  receipt by the intended  recipient at its e-mail address as described in the foregoing  clause (i) of notification  that such notice or  communication is available and identifying the website address therefor.

     (c) THE PLATFORM.  THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE
AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR  COMPLETENESS OF
THE BORROWER  MATERIALS OR THE ADEQUACY OF THE PLATFORM,  AND EXPRESSLY DISCLAIM
LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF
ANY  KIND,   EXPRESS,   IMPLIED  OR   STATUTORY,   INCLUDING   ANY  WARRANTY  OF
MERCHANTABILITY,  FITNESS FOR A PARTICULAR  PURPOSE,  NON-INFRINGEMENT  OF THIRD
PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT
PARTY IN CONNECTION  WITH THE BORROWER  MATERIALS OR THE  PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively,  the
"Agent Parties") have any liability to the Borrower,  any Lender, the L/C Issuer or any other Person for losses, claims, damages,  liabilities or expenses of any kind (whether in tort,  contract or otherwise)  arising out of the Borrower's or the  Administrative  Agent's  transmission  of  Borrower  Materials  through the
Internet, except to the extent that such losses, claims, damages, liabilities or expenses  are  determined  by a court of competent  jurisdiction  by a final and nonappealable  judgment to have  resulted  from the gross  negligence or willful misconduct of such Agent Party;  PROVIDED,  however,  that in no event shall any
Agent Party have any  liability to the Borrower,  any Lender,  the L/C Issuer or any other Person for indirect,  special,  incidental,  consequential or punitive damages (as opposed to direct or actual damages).

     (d) CHANGE OF ADDRESS, ETC. Each of the Borrower, the Administrative Agent,
the L/C Issuer and the Swing Line Lender may change its address,  telecopier  or telephone number for notices and other communications hereunder by notice to the other parties  hereto.  Each other Lender may change its address,  telecopier or telephone number for notices and other communications hereunder by notice to the
Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In
addition,  each Lender  agrees to notify the  Administrative  Agent from time to time to ensure  that the  Administrative  Agent has on record  (i) an  effective address,  contact name, telephone number,  telecopier number and electronic mail address to which notices and other  communications may be sent and (ii) accurate wire instructions for such Lender.

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     (e)  RELIANCE  BY  ADMINISTRATIVE   AGENT,  L/C  ISSUER  AND  LENDERS.  The
Administrative  Agent,  the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including  telephonic Committed Loan Notices and Swing
Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i)
such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified  herein,  or (ii)
the terms thereof, as understood by the recipient,  varied from any confirmation thereof. The Borrower shall indemnify the Administrative  Agent, the L/C Issuer, each  Lender and the  Related  Parties of each of them from all  losses,  costs, expenses  and  liabilities  resulting  from the  reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other  telephonic  communications  with the  Administrative  Agent may be recorded by the  Administrative  Agent,  and each of the parties  hereto  hereby consents to such recording.

     10.03 NO WAIVER;  CUMULATIVE  REMEDIES.  No failure by any Lender,  the L/C
Issuer or the Administrative Agent to exercise,  and no delay by any such Person in exercising,  any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege  hereunder  preclude any other or further exercise thereof or the  exercise  of any other  right,  remedy,  power or  privilege.  The  rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     10.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.

     (a)  COSTS  AND  EXPENSES.  The  Borrower  shall  pay  (i)  all  reasonable out-of-pocket  expenses incurred by the Administrative  Agent and its Affiliates
(including the reasonable  fees,  charges and  disbursements  of counsel for the
Administrative  Agent),  in  connection  with  the  syndication  of  the  credit
facilities  provided  for  herein,  the  preparation,   negotiation,  execution,
delivery and  administration  of this  Agreement and the other Loan Documents or any  amendments,  modifications  or waivers of the provisions  hereof or thereof
(whether  or not the  transactions  contemplated  hereby  or  thereby  shall  be consummated),  (ii) all  reasonable out of pocket  expenses  incurred by the L/C
Issuer in connection with the issuance,  amendment,  renewal or extension of any
Letter of Credit  or any  demand  for  payment  thereunder  and (iii) all out of pocket  expenses  incurred by the  Administrative  Agent,  any Lender or the L/C
Issuer  (including the fees,  charges and  disbursements  of any counsel for the
Administrative  Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any
Lender or the L/C Issuer,  in connection  with the  enforcement or protection of its rights (A) in connection  with this Agreement and the other Loan  Documents, including  its rights under this Section,  or (B) in  connection  with the Loans made or Letters of Credit  issued  hereunder,  including  all such out of pocket expenses  incurred during any workout,  restructuring or negotiations in respect of such Loans or Letters of Credit.

     (b)  INDEMNIFICATION  BY THE  BORROWER.  The Borrower  shall  indemnify the
Administrative  Agent  (and any  sub-agent  thereof),  each  Lender  and the L/C
Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee")  against,  and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees,  charges and  disbursements  of any counsel for any  Indemnitee),  and shall indemnify and hold harmless each Indemnitee from all fees and time charges

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and disbursements for attorneys who may be employees of any Indemnitee, incurred by any  Indemnitee or asserted  against any  Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the  execution  or  delivery  of this  Agreement,  any other  Loan
Document or any  agreement or  instrument  contemplated  hereby or thereby,  the performance by the parties hereto of their respective  obligations  hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative  Agent (and any sub-agent thereof) and its
Related  Parties only, the  administration  of this Agreement and the other Loan
Documents,  (ii) any Loan or Letter of Credit or the use or proposed  use of the proceeds  therefrom  (including  any refusal by the L/C Issuer to honor a demand for payment  under a Letter of Credit if the  documents  presented in connection with  such  demand  do not  strictly  comply  with the  terms of such  Letter of
Credit),  (iii) any actual or alleged presence or release of Hazardous Materials on or  from  any  property  owned  or  operated  by the  Borrower  or any of its
Subsidiaries,  or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding  relating to any of the foregoing,  whether based on contract,  tort or any other theory,  whether brought by a third party or by the
Borrower or any other Loan Party,  and regardless of whether any Indemnitee is a party thereto;  PROVIDED that such indemnity shall not, as to any Indemnitee, be available  to the extent  that such  losses,  claims,  damages,  liabilities  or related  expenses (x) are  determined  by a court of competent  jurisdiction  by final and  nonappealable  judgment to have resulted from the gross negligence or willful  misconduct of such Indemnitee or (y) result from a claim brought by the
Borrower or any other Loan Party against an  Indemnitee  for breach in bad faith of such Indemnitee's  obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable  judgment in its favor on such claim as determined by a court of competent jurisdiction.

     (c)  REIMBURSEMENT  BY  LENDERS.  To the extent that the  Borrower  for any reason fails to indefeasibly pay any amount required under subsection (a) or (b)
of this Section to be paid by it to the  Administrative  Agent (or any sub-agent thereof),  the L/C Issuer or any  Related  Party of any of the  foregoing,  each
Lender  severally  agrees  to pay to  the  Administrative  Agent  (or  any  such sub-agent),  the L/C  Issuer or such  Related  Party,  as the case may be,  such
Lender's  Applicable  Percentage  (determined as of the time that the applicable unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount,
PROVIDED that the  unreimbursed  expense or  indemnified  loss,  claim,  damage, liability  or related  expense,  as the case may be, was incurred by or asserted against the  Administrative  Agent (or any such  sub-agent) or the L/C Issuer in its  capacity  as such,  or against any  Related  Party of any of the  foregoing acting for the  Administrative  Agent (or any such  sub-agent)  or L/C Issuer in connection  with such  capacity.  The  obligations  of the  Lenders  under  this subsection (c) are subject to the provisions of SECTION 2.12(D).

     (d) WAIVER OF CONSEQUENTIAL  DAMAGES,  ETC. To the fullest extent permitted by applicable law, the Borrower shall not assert,  and hereby waives,  any claim against any  Indemnitee,  on any theory of  liability,  for  special,  indirect, consequential  or  punitive  damages  (as  opposed to direct or actual  damages)
arising out of, in connection with, or as a result of, this Agreement, any other
Loan  Document  or  any  agreement  or  instrument   contemplated   hereby,  the
transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee  referred to in subsection (b) above

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shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other  information  transmission  systems in connection  with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

     (e) PAYMENTS. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

     (f) SURVIVAL.  The agreements in this Section shall survive the resignation of the  Administrative  Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment,  satisfaction or discharge of all the other Obligations.

     10.05 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of the Borrower is made to the Administrative  Agent, the L/C Issuer or any Lender,
or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff,  and such  payment or the proceeds of such setoff or any part thereof is subsequently invalidated,  declared to be fraudulent or preferential,  set aside
or  required   (including  pursuant  to  any  settlement  entered  into  by  the
Administrative  Agent,  the L/C Issuer or such Lender in its  discretion)  to be repaid  to a  trustee,  receiver  or any other  party,  in  connection  with any proceeding  under any Debtor Relief Law or otherwise,  then (a) to the extent of such  recovery,  the  obligation  or  part  thereof  originally  intended  to be satisfied  shall be revived  and  continued  in full force and effect as if such payment had not been made or such setoff had not  occurred,  and (b) each Lender and the L/C  Issuer  severally  agrees to pay to the  Administrative  Agent upon demand its  applicable  share (without  duplication)  of any amount so recovered from or repaid by the Administrative  Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the
Federal Funds Rate from time to time in effect.  The  obligations of the Lenders and the L/C Issuer under clause (b) of the preceding  sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

     10.06 SUCCESSORS AND ASSIGNS.

     (a)  SUCCESSORS  AND ASSIGNS  GENERALLY.  The  provisions of this Agreement shall be binding  upon and inure to the benefit of the parties  hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or  otherwise  transfer  any of its rights or  obligations  hereunder without the prior written  consent of the  Administrative  Agent and each Lender and no Lender may assign or otherwise  transfer any of its rights or obligations hereunder  except (i) to an Eligible  Assignee in accordance with the provisions of subsection (b) of this Section,  (ii) by way of  participation  in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security  interest  subject to the restrictions of subsection
(f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be  construed  to confer upon any Person  (other than the parties  hereto, their respective  successors and assigns permitted  hereby,  Participants to the extent  provided in subsection (d) of this Section and, to the extent  expressly contemplated  hereby, the Related Parties of each of the  Administrative  Agent, the L/C Issuer and the Lenders) any legal or  equitable  right,  remedy or claim under or by reason of this Agreement.

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     (b)  ASSIGNMENTS  BY  LENDERS.  Any Lender may at any time assign to one or more  Eligible  Assignees all or a portion of its rights and  obligations  under this  Agreement  (including  all or a portion  of its  Commitment  and the Loans
(including  for  purposes  of  this  subsection  (b),   participations   in  L/C
Obligations and in Swing Line Loans) at the time owing to it); PROVIDED that:

          (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's  Commitment and the Loans at the time owing to it or in the case of an  assignment to a Lender or an Affiliate of a Lender or an Approved  Fund with  respect to a Lender,  the  aggregate  amount of the
     Commitment (which for this purpose includes Loans  outstanding  thereunder)
     or, if the  Commitment  is not then in effect,  the  principal  outstanding balance  of  the  Loans  of the  assigning  Lender  subject  to  each  such assignment,  determined as of the date the Assignment  and Assumption  with respect to such assignment is delivered to the Administrative  Agent or, if
     "Trade Date" is specified in the Assignment and Assumption, as of the Trade
     Date, shall not be less than $5,000,000  unless each of the  Administrative
     Agent and, so long as no Event of Default has occurred  and is  continuing, the Borrower  otherwise  consents (each such consent not to be unreasonably withheld or delayed);  PROVIDED,  HOWEVER,  that concurrent  assignments to members of an Assignee Group and concurrent  assignments from members of an
     Assignee Group to a single  Eligible  Assignee (or to an Eligible  Assignee and members of its Assignee  Group) will be treated as a single  assignment for purposes of determining whether such minimum amount has been met;

          (ii)  each  partial  assignment  shall be made as an  assignment  of a proportionate  part of all the assigning  Lender's  rights and  obligations under this Agreement with respect to the Loans or the Commitment  assigned, except  that this clause (ii) shall not apply to rights in respect of Swing
     Line Loans;

          (iii)  any  assignment  of  a  Commitment  must  be  approved  by  the
     Administrative  Agent,  the L/C Issuer and the Swing Line Lender unless the
     Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and

          (iv) the parties to each  assignment  shall execute and deliver to the
     Administrative  Agent  an  Assignment  and  Assumption,   together  with  a
     processing and recordation fee in the amount, if any, required as set forth in SCHEDULE 10.06, and the Eligible Assignee,  if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection  (c) of this Section,  from and after the effective date specified in each Assignment and Assumption,  the Eligible Assignee  thereunder shall be a party to this  Agreement  and,  to the extent of the  interest  assigned by such
Assignment  and  Assumption,  have the rights and  obligations of a Lender under this Agreement,  and the assigning Lender thereunder shall, to the extent of the interest  assigned by such  Assignment  and  Assumption,  be  released  from its obligations  under  this  Agreement  (and,  in the  case  of an  Assignment  and
Assumption  covering all of the assigning  Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue

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to be entitled to the  benefits of SECTIONS  3.01,  3.04,  3.05,  and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon  request,  the  Borrower (at its  expense)  shall  execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or  obligations  under  this  Agreement  that does not  comply  with this subsection  shall be treated for  purposes of this  Agreement  as a sale by such
Lender of a  participation  in such rights and  obligations  in accordance  with subsection (d) of this Section.

     (c) REGISTER.  The Administrative  Agent, acting solely for this purpose as an agent of the Borrower,  shall maintain at the Administrative Agent's Office a copy of each  Assignment and  Assumption  delivered to it and a register for the recordation of the names and addresses of the Lenders,  and the  Commitments of, and  principal  amounts of the Loans and L/C  Obligations  owing to, each Lender pursuant to the terms hereof from time to time (the "Register").  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the  Lenders  may treat each  Person  whose  name is  recorded  in the  Register pursuant  to the terms  hereof as a Lender  hereunder  for all  purposes of this
Agreement,  notwithstanding  notice  to the  contrary.  The  Register  shall  be available  for  inspection  by each of the  Borrower  and the L/C  Issuer at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan  Documents  is pending,  any Lender may  request  and receive  from the
Administrative Agent a copy of the Register.

     (d) PARTICIPATIONS.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative  Agent, sell participations to any
Person  (other than a natural  person or the  Borrower or any of the  Borrower's
Affiliates or Subsidiaries)  (each, a "PARTICIPANT") in all or a portion of such
Lender's  rights and/or  obligations  under this  Agreement  (including all or a
portion  of  its   Commitment   and/or  the  Loans   (including   such  Lender's
participations  in L/C  Obligations  and/or  Swing  Line  Loans)  owing  to it);
PROVIDED that (i) such Lender's  obligations  under this Agreement  shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the  performance  of such  obligations  and (iii) the  Borrower,  the
Administrative  Agent,  the  Lenders and the L/C Issuer  shall  continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

     Any  agreement  or  instrument  pursuant  to  which a Lender  sells  such a participation  shall  provide  that such Lender  shall  retain the sole right to enforce this Agreement and to approve any amendment,  modification  or waiver of any provision of this Agreement;  PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
SECTION 10.01 that affects such  Participant.  Subject to subsection (e) of this
Section,  the  Borrower  agrees that each  Participant  shall be entitled to the benefits  of  SECTIONS  3.01,  3.04 and 3.05 to the same  extent as if it were a
Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section.  To the extent  permitted by law, each  Participant  also shall be entitled to the benefits of SECTION  10.08 as though it were a Lender,  PROVIDED such  Participant  agrees  to be  subject  to  SECTION  2.13 as though it were a
Lender.

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     (e)  LIMITATIONS  UPON  PARTICIPANT  RIGHTS.  A  Participant  shall  not be entitled to receive  any greater  payment  under  SECTION  3.01 or 3.04 than the applicable  Lender  would  have been  entitled  to receive  with  respect to the participation sold to such Participant,  unless the sale of the participation to
such  Participant  is  made  with  the  Borrower's  prior  written  consent.   A
Participant  that  would be a Foreign  Lender  if it were a Lender  shall not be entitled to the  benefits of SECTION 3.01 unless the Borrower is notified of the participation  sold to such  Participant and such  Participant  agrees,  for the benefit of the  Borrower,  to comply  with  SECTION  3.01(E) as though it were a
Lender.

     (f) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any  portion of its rights  under this  Agreement  (including under its Note,  if any) to secure  obligations  of such Lender,  including  any pledge or assignment to secure  obligations to a Federal Reserve Bank;  PROVIDED that no such  pledge or  assignment  shall  release  such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (g) ELECTRONIC EXECUTION OF ASSIGNMENTS.  The words "execution,"  "signed,"
"signature,"  and words of like import in any Assignment and Assumption shall be deemed to include electronic  signatures or the keeping of records in electronic
form,   each  of  which  shall  be  of  the  same  legal  effect,   validity  or
enforceability  as a manually  executed  signature  or the use of a  paper-based recordkeeping  system,  as the case may be, to the extent and as provided for in any applicable law,  including the Federal  Electronic  Signatures in Global and
National Commerce Act, the New York State Electronic Signatures and Records Act,
or any other  similar  state laws based on the Uniform  Electronic  Transactions
Act.

     (h)  RESIGNATION  AS L/C  ISSUER OR SWING  LINE  LENDER  AFTER  ASSIGNMENT.
Notwithstanding  anything to the contrary  contained herein, if at any time Bank of America  assigns all of its  Commitment  and Loans pursuant to subsection (b)
above,  Bank of America  may,  (i) upon thirty (30) days' notice to the Borrower and the Lenders,  resign as L/C Issuer and/or (ii) upon thirty (30) days' notice to the  Borrower,  resign  as  Swing  Line  Lender.  In the  event  of any  such resignation  as L/C Issuer or Swing Line Lender,  the Borrower shall be entitled to appoint  from among the Lenders a  successor  L/C Issuer or Swing Line Lender hereunder;  PROVIDED,  HOWEVER,  that no failure by the  Borrower to appoint any such successor  shall affect the resignation of Bank of America as L/C Issuer or
Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers,  privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit  outstanding as of the effective date of its  resignation  as L/C Issuer  and all L/C  Obligations  with  respect thereto  (including the right to require the Lenders to make Base Rate Committed
Loans or fund risk  participations  in Unreimbursed  Amounts pursuant to SECTION
2.03(C)).  If Bank of America resigns as Swing Line Lender,  it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing
Line  Loans  made  by it  and  outstanding  as of the  effective  date  of  such resignation,  including  the  right to  require  the  Lenders  to make Base Rate
Committed  Loans or fund risk  participations  in  outstanding  Swing Line Loans pursuant to SECTION  2.04(C).  Upon the  appointment  of a successor  L/C Issuer and/or Swing Line Lender,  (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue  letters of credit in  substitution  for the  Letters  of Credit,  if any,

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outstanding  at  the  time  of  such  succession  or  make  other   arrangements
satisfactory to Bank of America to effectively assume the obligations of Bank of
America with respect to such Letters of Credit.

     10.07  TREATMENT  OF  CERTAIN  INFORMATION;  CONFIDENTIALITY.  Each  of the
Administrative  Agent,  the  Lenders and the L/C Issuer  agrees to maintain  the confidentiality  of the Information (as defined below),  except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners,  directors,  officers, employees, agents, advisors and representatives
(it being  understood  that the Persons to whom such  disclosure is made will be informed of the  confidential  nature of such Information and instructed to keep such  Information  confidential),  (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners),  (c) to
the extent  required by  applicable  laws or  regulations  or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise  of any  remedies  hereunder  or under any other Loan  Document  or any action or  proceeding  relating to this  Agreement or any other Loan Document or the enforcement of rights  hereunder or thereunder,  (f) subject to an agreement containing  provisions  substantially the same as those of this Section,  to (i)
any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations  under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating  to the  Borrower  and its  obligations,  (g) with the  consent  of the
Borrower or (h) to the extent such  Information (x) becomes  publicly  available other than as a result of a breach of this  Section or (y) becomes  available to the Administrative  Agent, any Lender, the L/C Issuer or any of their respective
Affiliates on a nonconfidential basis from a source other than the Borrower.

     For purposes of this Section,  "INFORMATION" means all information received from the Borrower or any  Subsidiary  relating to the Borrower or any Subsidiary or any of their respective  businesses,  other than any such information that is available  to the  Administrative  Agent,  any  Lender  or the L/C  Issuer  on a
nonconfidential  basis prior to  disclosure  by the Borrower or any  Subsidiary,
PROVIDED  that,  in the case of  information  received  from the Borrower or any
Subsidiary after the date hereof,  such information is clearly identified at the
time  of  delivery  as  confidential.   Any  Person  required  to  maintain  the
confidentiality  of  Information as provided in this Section shall be considered to have complied  with its  obligation to do so if such Person has exercised the same degree of care to maintain the  confidentiality of such Information as such
Person would accord to its own confidential information.

     Each  of  the  Administrative   Agent,  the  Lenders  and  the  L/C  Issuer
acknowledges   that  (a)  the  Information  may  include   material   non-public
information concerning the Borrower or a Subsidiary,  as the case may be, (b) it has developed  compliance  procedures  regarding the use of material  non-public information  and (c) it will  handle such  material  non-public  information  in accordance with applicable Law, including Federal and state securities Laws.

     10.08 RIGHT OF SETOFF.  If an Event of Default  shall have  occurred and be continuing,  each Lender, the L/C Issuer and each of their respective Affiliates is hereby  authorized at any time and from time to time,  to the fullest  extent permitted by applicable law, to set off and apply any and all deposits  (general or special,  time or demand,  provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such
Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower  against any and all of the  obligations  of the Borrower now or

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hereafter  existing  under this  Agreement  or any other Loan  Document  to such
Lender or the L/C Issuer,  irrespective of whether or not such Lender or the L/C
Issuer  shall  have made any  demand  under  this  Agreement  or any other  Loan
Document and although  such  obligations  of the Borrower may be  contingent  or unmatured  or are owed to a branch or office  of such  Lender or the L/C  Issuer different  from the branch or office  holding  such deposit or obligated on such indebtedness.  The rights of each  Lender,  the L/C Issuer and their  respective
Affiliates  under this  Section  are in addition  to other  rights and  remedies
(including  other rights of setoff)  that such  Lender,  the L/C Issuer or their respective  Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the  Administrative  Agent  promptly  after any such setoff and application,  PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

     10.09 INTEREST RATE  LIMITATION.  Notwithstanding  anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the
Loan  Documents  shall not  exceed the  maximum  rate of  non-usurious  interest permitted by applicable Law (the "MAXIMUM RATE"). If the Administrative Agent or
any Lender shall  receive  interest in an amount that exceeds the Maximum  Rate, the excess  interest  shall be applied to the  principal  of the Loans or, if it exceeds such unpaid principal,  refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate,  such Person may, to the extent  permitted by applicable  Law,  (a)  characterize  any  payment  that is not  principal  as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects  thereof,  and (c) amortize,  prorate,  allocate,  and spread in equal or unequal parts the total amount of interest  throughout the contemplated term of the Obligations hereunder.

    10.10  COUNTERPARTS;  INTEGRATION;  EFFECTIVENESS.  This  Agreement  may be
executed  in  counterparts   (and  by  different  parties  hereto  in  different
counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other
Loan Documents  constitute the entire contract among the parties relating to the subject  matter  hereof  and  supersede  any and  all  previous  agreements  and understandings,  oral or written,  relating to the subject matter hereof. Except as provided in SECTION 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received  counterparts  hereof that,  when taken  together,  bear the signatures  of  each  of the  other  parties  hereto.  Delivery  of an  executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     10.11 SURVIVAL OF REPRESENTATIONS  AND WARRANTIES.  All representations and warranties  made  hereunder  and in any other Loan  Document  or other  document delivered  pursuant  hereto or thereto or in  connection  herewith or  therewith
shall   survive  the   execution   and  delivery   hereof  and   thereof.   Such
representations  and  warranties  have  been  or  will  be  relied  upon  by the
Administrative  Agent and each Lender,  regardless of any investigation  made by the  Administrative  Agent or any Lender or on their behalf and  notwithstanding that the Administrative  Agent or any Lender may have had notice or knowledge of any  Default at the time of any Credit  Extension,  and shall  continue  in full force and  effect as long as any Loan or any other  Obligation  hereunder  shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

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     10.12  SEVERABILITY.  If any provision of this  Agreement or the other Loan
Documents is held to be illegal,  invalid or  unenforceable,  (a) the  legality, validity and  enforceability  of the remaining  provisions of this Agreement and the other Loan Documents  shall not be affected or impaired  thereby and (b) the parties  shall  endeavor  in good faith  negotiations  to replace  the  illegal, invalid or unenforceable provisions with valid provisions the economic effect of
which  comes  as  close  as  possible  to  that  of  the  illegal,   invalid  or
unenforceable  provisions.  The  invalidity  of  a  provision  in  a  particular jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

     10.13  REPLACEMENT OF LENDERS.  If any Lender requests  compensation  under
SECTION 3.04, or if the Borrower is required to pay any additional amount to any
Lender or any  Governmental  Authority for the account of any Lender pursuant to
SECTION 3.01, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort,  upon notice to such Lender and the  Administrative
Agent,  require  such  Lender to  assign  and  delegate,  without  recourse  (in accordance  with and  subject to the  restrictions  contained  in, and  consents required by, SECTION 10.06), all of its interests,  rights and obligations under this  Agreement and the related Loan  Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), PROVIDED that:

          (a) the  Borrower  shall  have  paid to the  Administrative  Agent the assignment fee specified in SECTION 10.06(B);

          (b) such Lender shall have received  payment of an amount equal to the outstanding  principal  of its Loans  and L/C  Advances,  accrued  interest thereon,  accrued fees and all other  amounts  payable to it hereunder  and under the other Loan  Documents  (including any amounts under SECTION 3.05)
     from the assignee (to the extent of such outstanding  principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

          (c) in the  case of any such  assignment  resulting  from a claim  for compensation under SECTION 3.04 or payments required to be made pursuant to
     SECTION  3.01,   such  assignment  will  result  in  a  reduction  in  such compensation or payments thereafter; and

          (d) such assignment does not conflict with applicable Laws.

     A Lender shall not be required to make any such  assignment  or  delegation if,  prior  thereto,  as a result of a waiver by such Lender or  otherwise,  the circumstances  entitling the Borrower to require such  assignment and delegation cease to apply.

     10.14 GOVERNING LAW; JURISDICTION; ETC.

     (a) GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     (b)  SUBMISSION  TO  JURISDICTION.   EACH  PARTY  HERETO   IRREVOCABLY  AND
UNCONDITIONALLY  SUBMITS,  FOR  ITSELF  AND ITS  PROPERTY,  TO THE  NONEXCLUSIVE
JURISDICTION  OF THE COURTS OF THE STATE OF NEW YORK  SITTING IN NEW YORK COUNTY

                                       84

AND OF THE  UNITED  STATES  DISTRICT  COURT OF THE  SOUTHERN  DISTRICT,  AND ANY
APPELLATE COURT FROM ANY THEREOF,  IN ANY ACTION OR PROCEEDING ARISING OUT OF OR
RELATING TO THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT,  OR FOR  RECOGNITION OR
ENFORCEMENT  OF ANY JUDGMENT,  AND EACH OF THE PARTIES  HERETO  IRREVOCABLY  AND
UNCONDITIONALLY  AGREES  THAT  ALL  CLAIMS  IN  RESPECT  OF ANY SUCH  ACTION  OR
PROCEEDING  MAY BE HEARD AND  DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE
FULLEST EXTENT  PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE
PARTIES  HERETO  AGREES THAT A FINAL  JUDGMENT IN ANY SUCH ACTION OR  PROCEEDING
SHALL BE CONCLUSIVE  AND MAY BE ENFORCED IN OTHER  JURISDICTIONS  BY SUIT ON THE
JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN
ANY OTHER LOAN DOCUMENT  SHALL AFFECT ANY RIGHT THAT THE  ADMINISTRATIVE  AGENT,
ANY  LENDER  OR THE L/C  ISSUER  MAY  OTHERWISE  HAVE TO  BRING  ANY  ACTION  OR
PROCEEDING  RELATING TO THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT  AGAINST THE
BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) WAIVER OF VENUE.  EACH PARTY  HERETO  IRREVOCABLY  AND  UNCONDITIONALLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT
MAY NOW OR  HEREAFTER  HAVE TO THE LAYING OF VENUE OF ANY  ACTION OR  PROCEEDING
ARISING OUT OF OR RELATING TO THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT IN ANY
COURT  REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO
HEREBY  IRREVOCABLY  WAIVES,  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
THE  DEFENSE  OF AN  INCONVENIENT  FORUM TO THE  MAINTENANCE  OF SUCH  ACTION OR
PROCEEDING IN ANY SUCH COURT.

     (d) SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY  CONSENTS TO SERVICE
OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS
AGREEMENT  WILL  AFFECT  THE RIGHT OF ANY PARTY  HERETO TO SERVE  PROCESS IN ANY
OTHER MANNER PERMITTED BY APPLICABLE LAW.

     10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL
BY JURY  IN ANY  LEGAL  PROCEEDING  DIRECTLY  OR  INDIRECTLY  ARISING  OUT OF OR
RELATING  TO THIS  AGREEMENT  OR ANY OTHER  LOAN  DOCUMENT  OR THE  TRANSACTIONS
CONTEMPLATED  HEREBY OR THEREBY  (WHETHER  BASED ON CONTRACT,  TORT OR ANY OTHER
THEORY).  EACH  PARTY  HERETO (A)  CERTIFIES  THAT NO  REPRESENTATIVE,  AGENT OR
ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED,  EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER  PERSON  WOULD  NOT,  IN THE  EVENT OF  LITIGATION,  SEEK TO  ENFORCE  THE
FOREGOING WAIVER AND (B) ACKNOWLEDGES  THAT IT AND THE OTHER PARTIES HERETO HAVE

                                       85

BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG
OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     10.16 USA PATRIOT  ACT  NOTICE.  Each Lender that is subject to the Act (as hereinafter  defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.  L. 107-56  (signed  into law October 26,
2001)) (the "ACT"), it is required to obtain, verify and record information that identifies the Borrower,  which information includes the name and address of the
Borrower and other information that will allow such Lender or the Administrative
Agent, as applicable, to identify the Borrower in accordance with the Act.

     10.17 TIME OF THE ESSENCE. Time is of the essence of the Loan Documents.

                            [Signature Pages Follow]

                                       86

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the date first above written.

                                   NUCO2 INC. as Borrower

                                   By: /s/ Robert R. Galvin
                                      --------------------------------
                                   Name: Robert R. Galvin
                                   Title: CFO

                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent

                                     By:/s/ Michael Brashler
                                        ----------------------------------
                                     Name:  Michael Brashler
                                     Title: Vice President

                                   BANK OF AMERICA, N.A., as a Lender, L/C
                                   Issuer and Swing Line Lender

                                   By: /s/ Brian V. Keeney
                                      -------------------------------------
                                   Name:  Brian V. Keeney
                                   Title: SVP